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                                                                    Exhibit 10.9

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                            SECURED CREDIT AGREEMENT


                            dated as of May 17, 1996


                                     among


                          EINSTEIN BROS. BAGELS, INC.,



                            THE LENDERS NAMED HEREIN


                                      and


                            BANK OF AMERICA ILLINOIS
                          as Agent and Issuing Lender



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The following Table of Contents has been inserted for convenience only and does not constitute a part of this Agreement.


                               TABLE OF CONTENTS

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ARTICLE I  DEFINITIONS AND ACCOUNTING TERMS.....................     1
     1.1.  Defined Terms........................................     1
     1.2.  Accounting Terms.....................................    15

ARTICLE II  AMOUNT AND TERMS OF THE REVOLVING LOAN..............    15
     2.1.  Revolving Loan Commitment............................    15
     2.2.  Borrowing Procedure..................................    16
     2.3.  Funding Reliance.....................................    18
     2.4.  Interest.............................................    19
     2.5.  Commitment Fee.......................................    20
     2.6.  Revolving Note.......................................    20
     2.7.  Prepayments; Reduction of Commitment.................    21
     2.8.  Mandatory Prepayments................................    22
     2.9.  Method of Payment....................................    22
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     2.10.  Use of Proceeds.....................................    22
     2.11.  Sharing of Payments.................................    22
     2.12.  Increased Costs.....................................    23
     2.13.  Change in Rate of Return............................    24
     2.14.  Basis for Determining Interest Rate Inadequate
               or Unfair........................................    25
     2.15.  Changes in Law Rendering Certain Loans Unlawful.....    26
     2.16.  Funding Losses......................................    26
     2.17.  Right of Lenders to Fund Through Other Offices......    26
     2.18.  Discretion of Lenders as to Manner of Funding.......    27
     2.19.  Mitigation of Circumstances; Replacement of
               Affected Lender..................................    27
     2.20.  Conclusiveness of Statements; Survival of
               Provisions.......................................    28

ARTICLE IIA  THE LETTERS OF CREDIT..............................    28
     2.1A  LC Commitment........................................    28
     2.2A  Request for Issuance of Letters of Credit............    28
     2.3A  Expiration...........................................    29
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     2.4A  Participation........................................    29
     2.5A  Notification of Demand for Payment...................    29
     2.6A  Funding by Issuing Lender............................    29
     2.7A  Non-Conforming Demand For Payment....................    29
     2.8A  Return of Letter of Credit...........................    30
     2.9A  Reimbursement Agreement of the Borrower..............    30
     2.10A  Funding By Lenders..................................    30
     2.11A  Return of Funds Related to Non-Conforming
               Demand...........................................    31
     2.12A  Obligation to Reimburse for or Participate in
               Letter of Credit Payments........................    31
     2.13A  Mandatory Payment to Agent of LC Obligations........    32
     2.14A  Fees................................................    32
     2.15A  Voluntary Reduction of the LC Commitments...........    33
     2.16A  Cash Collateral.....................................    33
     2.17A  Making of Payments..................................    33

ARTICLE III  CONDITIONS.........................................    34
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     3.1.  Condition Precedent to Agreement.....................    34
     3.2.  Conditions Precedent to All Revolving Loans and
               Letters of Credit................................    37

ARTICLE IV  REPRESENTATIONS AND WARRANTIES......................    38
     4.1.  Incorporation, Good Standing, and Due
               Qualification....................................    38
     4.2.  Corporate Power and Authority........................    38
     4.3.  Legally Enforceable Agreement........................    39
     4.4.  Financial Statements.................................    39
     4.5.  Other Agreements.....................................    40
     4.6.  Litigation...........................................    40
     4.7.  No Defaults on Outstanding Judgments or Orders.......    41
     4.8.  Governmental and Regulatory Approvals................    41
     4.9.  Ownership and Liens..................................    41
     4.10.  Subsidiaries etc....................................    41
     4.11.  ERISA...............................................    41
     4.12.  Real Property.......................................    41
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     4.13.  Hazardous Materials.................................    42
     4.14.  Taxes...............................................    42
     4.15.  Debt................................................    43
     4.16.  General Franchisee Information......................    43
     4.17.  Collateral Information..............................    43
     4.18.  Investment Company Act..............................    44
     4.19.  Public Utility Holding Company Act..................    44

ARTICLE V  AFFIRMATIVE COVENANTS................................    44
     5.1.  Maintenance of Existence.............................    44
     5.2.  Maintenance of Records...............................    44
     5.3.  Maintenance of Properties............................    44
     5.4.  Conduct of Business..................................    45
     5.5.  Maintenance of Insurance.............................    45
     5.6.  Compliance With Laws.................................    45
     5.7.  Right of Inspection..................................    45
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     5.8.  Reporting Requirements...............................    46
     5.9.  Environmental Laws...................................    50
     5.10.  Notes, Certificates and Other Collateral............    50
     5.11.  Subsidiary Defaults.................................    51
     5.12.  Annual Clean-Up.....................................    51

 ARTICLE VI  NEGATIVE COVENANTS.................................    52
     6.1.  Liens................................................    52
     6.2.  Debt.................................................    54
     6.3.  Mergers, Etc.........................................    55
     6.4.  Leases...............................................    55
     6.5.  Sale and Leaseback...................................    56
     6.6.  Dividends............................................    56
     6.7.  Sale of Assets.......................................    57
     6.8.  Investments..........................................    58
     6.9.  Guaranties, Etc......................................    59
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     6.10.  Transactions With Affiliate.........................    60
     6.11.  Subsidiary, Etc.....................................    61
     6.12.  Real Property.......................................    61
     6.13.  Financed Franchisee Loan Documents..................    62
     6.14.  Subordinated Debt...................................    62
     6.15.  Use of Proceeds; Margin Regulations.................    63
     6.16.  Take or Pay Contracts...............................    63

ARTICLE VII  FINANCIAL COVENANTS................................    63
     7.1.  Store Revenue........................................    63
     7.2.  Interest Coverage Ratio..............................    63
     7.3.  Total Capital (Junior)...............................    64
     7.4.  Consolidated Senior Debt to Total Capital Ratio......    64
     7.5.  Maximum Senior Indebtedness to EBITDAL...............    64

ARTICLE VIII  EVENTS OF DEFAULT.................................    65
     8.1.  Events of Default....................................    65
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     8.2.  Effect of Event of Default...........................    70

ARTICLE IX  THE AGENT...........................................    70
     9.1.  Authorization and Action.............................    70
     9.2.  Liability of the Agent to the Lenders................    71
     9.3.  Bank of America Illinois and Affiliates..............    71
     9.4.  Lender Credit Decision...............................    72
     9.5.  Indemnification......................................    72
     9.6.  Successor Agent......................................    73

ARTICLE X  MISCELLANEOUS........................................    73
     10.1.  Waivers and Amendments..............................    73
     10.2.  Notices, Etc........................................    74
     10.3.  No Waiver; Remedies.................................    74
     10.4.  Successors and Assigns..............................    75
     10.5.  Assignments and Participations; Information.........    75
     10.6.  Costs, Expenses, and Taxes..........................    76
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     10.7.  Right of Setoff.....................................    76
     10.8.  Governing Law.......................................    77
     10.9.  Severability of Provisions..........................    77
     10.10.  Headings...........................................    77
     10.11.  SUBMISSION TO JURISDICTION; WAIVER OF VENUE........    77
     10.12.  General Indemnity..................................    78
     10.13.  WAIVER OF JURY TRIAL...............................    79
     10.14.  SERVICE OF PROCESS.................................    79
     10.15.  Counterparts.......................................    79
     10.16.  Entire Agreement...................................    79
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                                   SCHEDULES

Schedule 1.1(A)     Requirements for Financed Franchisee Loan Documents
Schedule 1.1(B)     Commitments
Schedule 4.10       Subsidiaries, etc.
Schedule 4.12       Real Property
Schedule 4.15       Debt
Schedule 4.16       Financed Franchisee Information
Schedule 4.17       Collateral Information
Schedule 6.1        Liens
Schedule 6.9        Guaranties


                                    EXHIBITS

EXHIBIT A      Form of Revolving Note ((S) 2.6)
EXHIBIT B      Form of Borrowing Request ((S)2.2(1))
EXHIBIT C      Form of Continuation/Conversion Notice ((S)2.2(2))
EXHIBIT D-1    Form of Opinion of Counsel for the Borrower and the Subsidiaries
               ((S)3.1)
EXHIBIT D-2    Form of Opinion of Counsel for BCI ((S)3.1)
EXHIBIT E      Form of Guaranty ((S)3.1)
EXHIBIT F-1    Form of Security Agreement ((S)1.1)
EXHIBIT F-2    Form of Trademark Security Agreement ((S)1.1)
EXHIBIT F-3    Form of Collateral Assignment Servicing
               Agreements ((S)1.1)
EXHIBIT G      Form of Pledge Agreement ((S)1.1)
EXHIBIT H      Form of Collateral Assignment of Lease ((S)1.1)
EXHIBIT I      Form of Landlord's Consent ((S)1.1)
EXHIBIT J      Form of Collateral Assignment of Loan ((S)1.1)
EXHIBIT K      Form of BCI Subordination Agreement ((S)1.1)

                                      -x-
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                            SECURED CREDIT AGREEMENT


          THIS SECURED CREDIT AGREEMENT dated as of May 17, 1996, among EINSTEIN BROS. BAGELS, INC., a Delaware corporation (the "Borrower"), the lenders whether as original signatories or pursuant to Section 10.5 party hereto (herein, together with any assignees thereof, collectively called the "Lenders" and each individually called a "Lender") and BANK OF AMERICA ILLINOIS (together with any successor thereto, "Bank of America Illinois"), as agent for the Lenders (herein in such capacity, together with any successors thereto in such capacity, called the "Agent") and as Issuing Lender (as hereinafter defined).

          WHEREAS, the Borrower desires to obtain Commitments from the Lenders pursuant to which Revolving Loans will be made and Letters of Credit will be issued to the Borrower from time to time prior to the Termination Date;

          WHEREAS, the Lenders are willing on the terms and subject to the conditions hereinafter set forth (including Article III), to extend such Commitments and make such Loans and issue such Letters of Credit to the Borrower.

          NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the parties hereto agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS
                        --------------------------------

          Section 1.1. Defined Terms. As used in this Agreement the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

          "Affected Lender" - See Section 2.15.

          "Affiliate" means any Person other than a Financed Franchisee: (1) which directly or indirectly controls, or is
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controlled by, or is under common control with, the Borrower or a Subsidiary;
(2) which directly or indirectly beneficially owns or holds, at the time of determination, outstanding shares representing ten percent (10%) or more of any class of capital stock, partnership units or other equity interests of the Borrower or any Subsidiary (including, on a fully diluted basis, any options, warrants and other rights to acquire capital stock, partnership units or other equity interests which are exercisable at the time of determination, but excluding any options, warrants and other rights to acquire capital stock, partnership units or other equity interests which are not then exercisable); or
(3) ten percent (10%) or more of the capital stock, partnership units or other equity interests of which (calculated in accordance with the foregoing Clause
(2)) is directly or indirectly beneficially owned or held by the Borrower or a Subsidiary. For purposes of this definition only, the term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, that for purposes hereof, the existence of a Franchise Agreement, Area Development Agreement or similar agreement between the Borrower and a Person shall not, by itself, evidence that such Person is controlled by the Borrower nor shall the Financed Franchisee Loan Documents executed by a Franchisee evidence that such Franchisee is an Affiliate of the Borrower prior to the acquisition by the Borrower of an equity interest therein of in excess of ten percent (10%), whether such acquisition occurs by conversion of debt, exercise of any equity option, or otherwise (including acquisition by foreclosure following an acceleration under the Financed Franchisee Loan Documents).

          "Agent" - see Preamble.

          "Agreement" means this Secured Credit Agreement, as amended, supplemented, modified, restated, refinanced, refunded or renewed from time to time.

          "Authorized Officer" means any one of the following officers of the
Borrower: Chairman, President and Chief Executive Officer, Vice President or Chief Financial Officer.

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          "Bank of America Illinois" - see Preamble.

          "BCI" means Boston Chicken, Inc., a Delaware corporation.

          "BCI Control Stock" means common stock of BCI registered with the Securities and Exchange Commission which is acquired by the Borrower in exchange for the issuance by the Borrower to BCI of the Borrower's common stock.

          "BCI Convertible Debt" means the Debt incurred pursuant to an Amended and Restated Loan Agreement dated as of May 17, 1996, between the Borrower and BCI, as lender, pursuant to which BCI agreed to make an unsecured convertible loan to the Borrower in the maximum principal amount of $120,000,000, as such Amended and Restated Loan Agreement is in effect on the Effective Date.

          "BCI Exempted Stock" means common stock of BCI registered with the Securities and Exchange Commission which is issued to the Borrower in lieu of funding a borrowing under the BCI Convertible Debt with immediately available funds.

          "BCI Subordination Agreement" means a Subordination Agreement executed by BCI with respect to the BCI Convertible Debt in substantially the form of Exhibit K.

          "Beneficiary" means any beneficiary under any Letter of Credit.

          "Borrowing" means, on any Borrowing Date, a borrowing hereunder consisting of Revolving Loans made to the Borrower at the same time by the Lenders pursuant to Section 2. A Borrowing may be a Floating Rate Borrowing or a Eurodollar Borrowing.

          "Borrowing Date" means any Business Day specified in a notice pursuant to Section 2.2 as a date on which the Borrower requests the Lenders to make Revolving Loans hereunder.

          "Borrowing Request" see Section 2.2.

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          "Business Day" means any day other than a Saturday, Sunday, or other day on which commercial banks in Chicago, Illinois are authorized or required to close under the laws of the State of Illinois.

          "Capital Lease" means all leases which have been or should be capitalized on the books of the lessee in accordance with GAAP.

          "Change of Control" means any time BCI shall fail to own or have the right to acquire (whether or not presently exercisable) at least 50.1% of the voting stock of the Borrower.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Collateral" means all property which is subject to, or is to be subject to, the Lien granted by each Security Agreement, each Trademark Security Agreement, the Collateral Assignment of Servicing Agreements, the Pledge Agreement, any Collateral Assignment of Lease, any Landlord's Consent, any Collateral Assignment of Loan or any other Loan Documents.

          "Collateral Assignment of Lease" means a Collateral Assignment of Tenant's Rights in Lease in substantially the form of Exhibit H to be delivered by the Borrower under the terms of this Agreement.

          "Collateral Assignment of Loan" means a Collateral Assignment of Loan Documentation in substantially the form of Exhibit J to be delivered by the Borrower under the terms of this Agreement.

          "Collateral Assignment of Servicing Agreements" means the Collateral Assignment of Servicing Agreements substantially in the form of Exhibit F-3, to be delivered by the Borrower under the terms of this Agreement.

          "Collateral Documents" means each Security Agreement, each Trademark Security Agreement, the Collateral Assignment of Servicing Agreements, each Pledge Agreement, each Collateral

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Assignment of Lease and Landlord's Consent, each Collateral Assignment of Loan and each mortgage or deed of trust delivered from time to time in connection with this Agreement.

          "Commitment" means, at any time as to any Lender, collectively such Lender's Loan Commitment and LC Commitment then in effect.

          "Commitment Amount" means $45,000,000, as such amount may be reduced from time to time pursuant to Section 2.7.

          "Computation Period" means, with respect to the Borrower's (1) 4th Retail Period, 1996, such Retail Period, (2) 5th Retail Period, 1996, the 4th and 5th Retail Periods, 1996, (3) 6th Retail Period, 1996, the 4th, 5th and 6th Retail Periods, 1996 and (4) fiscal quarters ending thereafter, such fiscal quarter.

          "Consolidated Interest Charges" means, for any period, the cash interest expense (excluding all imputed interest related to any Capital Lease) of the Borrower and its consolidated Subsidiaries for such period.

          "Continuation/Conversion Notice" see Section 2.2.

          "Debt" means with respect to any Person at any date, without duplication: (1) indebtedness or liability for borrowed money, or for the deferred purchase price of property or services (including trade obligations) owed by such Person; (2) obligations of such Person as lessee under Financial Leases; (3) current liabilities of such Person in respect of unfunded vested benefits under any Plan; (4) obligations under letters of credit issued for the account of such Person; (5) all obligations arising under bankers' acceptance facilities issued for the account of such Person; (6) all guaranties by such Person of the Debt or of operating leases of a third party, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations of such Person to purchase primarily for the purpose of enabling a third party to make payment of Debt or payments with respect to operating leases of such third party, to provide funds for payment of the Debt or

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of operating leases of a third party, to supply funds to invest in a third party, or otherwise to assure a creditor of a third party against loss with respect to the Debt or operating leases of such third party; (7) obligations secured by any Lien on property owned by such Person, whether or not the obligations have been assumed; and (8) obligations in respect of Hedging Agreements.

          "Default" means any of the events specified in Section 8.1, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Dollars" and the sign "$" shall mean lawful money of the United States of America.

          "EBITDAL" means, for each Computation Period, the product of (1) (a) the consolidated net earnings of the Borrower and its consolidated Subsidiaries plus (b) the aggregate amounts actually deducted in determining such net earnings for such period in respect of (i) gross interest charges (including all accrued and unpaid interest on Subordinated Debt), and (ii) provision for income taxes, amortization and depreciation plus (c) to the extent not otherwise included in net earnings, gross rental payments made by Financed Franchisees or other sublessees under Financial Leases divided by (b) the number of Retail Periods which occur in such Computation Period, multiplied by (2) thirteen (13).

          "Effective Date" - see Section 3.1.

          "Environmental Laws" means any and all federal, state, local laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal,

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transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

          "Equity Issuance" means any issuance or sale (whether pursuant to a public or private offering) by the Borrower of any shares of any class of its capital stock, or any warrants, options or other rights with respect to shares of any class of such capital stock.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published governmental interpretations thereof.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) which together with the Borrower would be treated as a single employer under Section 4001 of ERISA.

          "Eurocurrency Reserve Percentage" means, with respect to any Eurodollar Loan for any Interest Period, a percentage (expressed as a decimal) equal to the daily average during such Interest Period, as prescribed by the Federal Reserve Board, for determining the aggregate maximum reserve requirements (including all basic, supplemental, marginal and other reserves) applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other then-applicable regulation of the Federal Reserve Board which prescribes reserve requirements applicable to "Eurocurrency liabilities," as defined in Regulation D, as applicable to the class of banks of which the Agent is a member. Without limiting the effect of the foregoing, the Eurocurrency Reserve Percentage shall reflect any other reserves required to be maintained by the Agent against (i) any category of liabilities that includes deposits by reference to which the Eurodollar Rate (Reserve Adjusted) is to be determined, or (ii) any category of extensions of credit or other assets that includes Eurodollar Loan. For purposes of this Agreement, any Eurodollar Loan hereunder shall be deemed to be "Eurocurrency liabilities," as defined in Regulation D, and, as such, shall be deemed to be subject to such reserve requirements without the benefit of, or credit for, proration, exceptions or offsets which may be available to the Agent from time to time under Regulation D.

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          "Eurodollar Loan" or "Eurodollar Borrowing" means any Revolving Loan which bears interest at a rate determined by reference to the Eurodollar Rate (Reserve Adjusted).

          "Eurodollar Margin" - see Section 2.4(1)(b).

          "Eurodollar Rate" means, with respect to any Eurodollar Loan for any Interest Period, the rate per annum equal to the average (rounded upward, if necessary, to the next higher 1/16 of 1%) rate per annum at which Dollar deposits in immediately available funds are offered by the Lending Office of the Agent two Business Days prior to the beginning of such Interest Period to prime banks in the interbank eurodollar market as at or about the relevant local time of such Lending Office, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount equal or comparable to the amount of the Eurodollar Loan of the Agent for such Interest Period. As used herein, "relevant local time" shall mean 11:00 A.M., London time, when the Lending Office of the Agent is located in Europe, or 10:00 A.M., New York time, when such Lending Office is located in North America or otherwise outside of Europe.

          "Eurodollar Rate (Reserve Adjusted)" means, with respect to any Eurodollar Loan for any Interest Period, a rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

       Eurodollar Rate     =      Eurodollar Rate
                                  ---------------
     (Reserve Adjusted)           1-Eurocurrency
                                  Reserve Percentage

          "Event of Default" means any of the events specified in Section 8.1; provided, that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Federal Funds Rate" means at any time an interest rate per annum equal to the weighted average of the rates for overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published

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for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Issuing Lender from three Federal funds brokers of recognized standing selected by it, it being understood that the Federal Funds Rate for any day which is not a Business Day shall be the Federal Funds Rate for the next preceding Business Day.

          "Financed Franchisee" means Doc's Cheese Company, L.L.C., a Delaware limited liability company, and any Franchisee (other than a Subsidiary); provided that each such Person has duly executed and delivered Financed Franchisee Loan Documents.

          "Financed Franchisee Loan Documents" means loan documents entered into between the Borrower, as lender, and a Franchisee, as borrower, which, taken as a whole, meet each of the requirements set forth on Schedule 1.1(A) (except for paragraphs (1) and (2) of such Schedule 1.1(A) with respect to the Financed Franchisee Loan Documents executed by Doc's Cheese Company, L.L.C.).

          "Financed Subsidiary" means any Subsidiary which (1) is a Franchisee and (2) was formerly a Financed Franchisee.

          "Financed Subsidiary Loan Documents" means loan documents entered into between the Borrower, as lender, and a Financed Subsidiary, as borrower, which provide for loans that are secured by a perfected Lien (subject only to the types of Liens described in Clauses (1) through (11) of Section 6.1) on all of the assets of the Financed Subsidiary including, without limitation, all real and personal property of such Financed Subsidiary and all leasehold interests of such Financed Subsidiary (unless after such Financed Subsidiary's best efforts (which shall not require unreasonable efforts) such Financed Subsidiary is unable to obtain the consent of the respective landlord for such leasehold to the extent such consent is required); it being understood that such loan documents may permit the Borrower to subordinate the indebtedness evidenced by such loan documents and its perfected Lien securing such indebtedness to the loan and Lien of a third party lender (to the

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extent such third party loan is permitted pursuant to Section 6.2(6)), provided, that the Borrower shall not agree to subordinate to the loan and Lien of such third party lender (a) any of its rights of payment from the Financed Subsidiary arising with respect to royalties, leases or software or (b) prior to a payment default under the indebtedness owed by such Financed Subsidiary to a third party lender, the interest payments on the indebtedness evidenced by such loan documents.

          "Financial LC Commitment Fee"- see Section 2.14A(1)(b).

          "Financial Lease" means with respect to any Person at any date, any Capital Lease of such Person and any operating lease of such Person entered into outside of the ordinary course of business.

          "Financial Lease Debt" as of any date means (1) with respect to any Capital Lease under which the Borrower or any of its Subsidiaries is the lessee, the principal amount thereof as of such date as determined in accordance with GAAP; and (2) with respect to any other Financial Lease under which the Borrower or any of its Subsidiaries is the lessee, the present value (using a market rate of interest) as of such date of all remaining rental payments of the Borrower or such Subsidiary under such Financial Leases.

          "Financial Lease Payments" means, for any period, all payments made by the Borrower or any of its Subsidiaries with respect to Financial Leases during such period.

          "Financial Letter of Credit" means any Letter of Credit determined by the Issuing Lender to be a "financial guaranty-type standby letter of credit" as defined in footnote 13 to Appendix A to the Risk Based Capital Guidelines issued by the Comptroller of the Currency.

          "Fixtures" means all fixtures of the Borrower, each Subsidiary, and each Financed Franchisee of every description and all substitutions and replacements of any thereof which are not by law or by contract the property of any landlord of real property to which such fixtures are attached.

          "Floating Rate" means the higher of (i) the rate of interest announced by Bank of America Illinois from time to time at its Head Office as its reference rate, which rate is not intended to be the lowest rate of interest charged by Bank of America Illinois to its borrowers, and (ii) the Federal Funds Rate plus 1/2 of 1% per annum.

          "Floating Rate Loan" or "Floating Rate Borrowing" means any Revolving Loan which bears interest at a rate determined by reference to the Floating Rate.

          "Franchisee" means any Person (excluding the Borrower but including any Subsidiary) who is party to a then existing Franchise Agreement, Area Development Agreement or similar agreement with the Borrower or who is otherwise authorized to operate a Store.

          "GAAP" means generally accepted accounting principles in the United States applied by the Borrower consistent with past practice (subject to changes in accounting policies permitted by such generally accepted accounting principles which have been or are contemporaneously disclosed in writing to each Lender).

          "Guaranty" means a guaranty issued by a Subsidiary in favor of the Agent for the benefit of the Lenders in substantially the form of Exhibit E.

          "Head Office" means the principal office of Bank of America Illinois at 231 South LaSalle Street, Chicago, IL 60697 or such other place as designated by the Agent.

          "Hedging Agreement" means any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

          "Interest Period" see Section 2.4(3).

          "IPO" means an issuance of the Borrower's common stock in an initial public offering registered with the Securities and Exchange Commission.

          "Issuing Lender" means Bank of America Illinois, in its capacity as the issuer of Letters of Credit for the Borrower's account pursuant to the terms of this Agreement.

          "Landlord's Consent" means a Landlord's Consent, in substantially the form of Exhibit I.

          "LC Administrative Fees" - see Section 2.14A(2).

          "LC Application" means a letter of credit application in the form then used by the Issuing Lender for the type of letter of credit requested (with appropriate adjustments to indicate that any letter of credit issued thereunder is to be issued pursuant to, and subject to the terms and conditions of, this Agreement).

          "LC Commitment" - see Section 2.1A.

          "LC Commitment Fees" means collectively, the Financial LC Commitment Fee and the Non-Financial LC Commitment Fee.

          "LC Obligations" means any and all obligations of every description of the Borrower in connection with the Letters of Credit issued pursuant to this Agreement, including without limitation all reimbursement obligations (whether absolute or contingent) under this Agreement, and all obligations in respect of related fees or expenses.

          "Lenders" or "Lender" shall have the meaning assigned to such term in the Preamble.

          "Lending Office" means, with respect to any Lender, any office designated (whether or not notice is given to the Borrower) by such Lender in its sole discretion as a Lending Office for purposes hereunder. A Lender may designate separate Lending Offices for the purposes of making, maintaining or continuing Floating Rate Loans, or Eurodollar Loans and, with respect to Eurodollar Loans, such Lending Office may be a foreign branch or an affiliate of such Lender or such Lender's holding company.

          "Letters of Credit" - see Section 2.1A.

          "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement, or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

          "Loan Commitment" means, at any time as to any Lender, obligations to make Revolving Loans to the Borrower pursuant to Section 2.1 in an aggregate amount, for each Lender, not to exceed the respective amount set forth opposite such Lender's name on Schedule 1.1(B) for such point in time.

          "Loan Documents" means this Agreement, the Revolving Note, each Guaranty, each LC Application, the BCI Subordination Agreement, the Collateral Documents and all other agreements, instruments and documents delivered from time to time to the Agent or the Issuing Lender with respect to this Agreement or with respect to any liabilities arising in connection herewith.

          "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          "Material Adverse Change" means a material adverse change in the condition (financial or otherwise), business, operations or prospects of the Borrower and its Subsidiaries, taken as a whole.

          "Maximum Amount" means the amount equal to (i)(A) at any time, through the last day of the Borrower's third fiscal quarter, 1996, four times EBITDAL, and (B) at any time thereafter, three times EBITDAL, in each case, for the most recently ended Computation Period for which the Lenders have received the certificate described in Section 5.8(4), minus (ii) Senior Indebtedness (other than Revolving Loans) then outstanding.

          "Multiemployer Plan" means a Plan described in Section 4001(a)(3) of ERISA and covered by Title IV of ERISA which covers employees of the Borrower or any ERISA Affiliate.

          "Net Proceeds" means the excess of (i) the gross cash proceeds received by the Borrower as a result of any Equity Issuance, over (ii) all reasonable fees and expenses (including underwriting discounts and legal, investment banking and accounting and other professional fees) and disbursements actually incurred in connection therewith.

          "Net Worth" means, at any time, the sum of the total of stockholders' equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) of the Borrower and its consolidated Subsidiaries, calculated in accordance with GAAP.

          "Non-Financial LC Commitment Fee"- see Section 2.14A(1)(a).

          "Non-Financial Letters of Credit" means any standby Letter of Credit other than a Financial Letter of Credit.

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "Percentage" means, at any time as to any Lender, the percentage of the Commitment Amount which such Lender's Commitment represents at such time.

          "Permitted Sale Leaseback Debt" means Debt incurred in connection with any sale and subsequent leaseback of personal property and fixtures consummated in accordance with a lease of equipment for bagel and cream cheese production with Harlan Bakeries, Inc. or any of its Affiliates; provided, that the aggregate outstanding amount of such Debt shall not at any one time exceed $6,500,000 and the terms and conditions of such lease and related documentation shall be in such form and substance acceptable to the Required Lenders.

          "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

          "Plan" means any plan (as defined in Section 3(3) of ERISA and covered by ERISA) established, maintained, or to which contributions have been made by the Borrower or any ERISA Affiliate.

          "Pledge Agreement" means any Pledge Agreement in substantially the form of Exhibit G, delivered by the Borrower or a Subsidiary under the terms of this Agreement.

          "Prohibited Transaction" means any non-exempt transaction set forth in
Section 406 of ERISA or Section 4975 of the Code.

          "Reportable Event" means any of the events set forth in Section 4043 of ERISA other than those events as to which the 30-day notice period is waived under the regulations thereunder.

          "Required Lenders" means Lenders whose aggregate Commitments represent greater than 50% of the Commitment Amount, or if the Commitments have terminated or expired, greater than 50% of the aggregate Revolving Loans outstanding at such time; provided, that: (1) Required Lenders shall never be less than two Lenders; (2) for purposes of amending, waiving or otherwise modifying the provisions of Article 7, Required Lenders shall mean Lenders whose aggregate Commitments represent greater than 66 2/3% of the Commitment Amount; (3) for purposes of amending, waiving or otherwise modifying the provisions of Sections 6.1 or 6.2 to permit any additional Debt of the Borrower or any Subsidiary secured by a Lien or Liens on the assets of the Borrower or any Subsidiary, Required Lenders shall mean all Lenders; and (4) for purposes of waiving or curing a Default or Event of Default, changing the rate of interest or fees, releasing Collateral or extending the Termination Date of this Agreement, Required Lenders shall mean all Lenders.

          "Retail Period" means any of the thirteen consecutive four-week periods used by the Borrower for accounting purposes which begin on or about the Monday after the last Sunday in December of each year and ending on the last Sunday in December of the next year.

          "Revolving Loan(s)" shall have the meaning assigned to such term in
Section 2.1.

          "Revolving Note" shall have the meaning assigned to such term in
Section 2.6.

          "Security Agreement" means any Security Agreement in substantially the form of Exhibit F-1, delivered by the Borrower and each Subsidiary under the terms of this Agreement.

          "Senior Indebtedness" means the aggregate principal amount of Revolving Loans plus the aggregate amount of all Financial Lease Debt.

          "Significant Subsidiary" means a Subsidiary, including its Subsidiaries, which meets either of the following conditions:

          (1) The Borrower's and its other Subsidiaries' investments in and advances to the Subsidiary exceed 10 percent of the total assets of the Borrower and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or

          (2) The Borrower's and its other Subsidiaries' proportionate share of the total assets (after intercompany eliminations) of the Subsidiary exceeds 10 percent of the total assets of the Borrower and its Subsidiaries consolidated as of the end of the most recently completed fiscal year.

          "Special Purpose Subsidiary" means any Subsidiary (which is not a Franchisee): (1) of which the Borrower owns, directly or indirectly through one or more intermediaries, or both, all of the issued and outstanding voting stock, general partner's interests or other equity interests having ordinary voting power to elect the board of directors or other managers of such Subsidiary; (2) which has executed and delivered to the Agent a Guaranty and all other documents which are set forth in Section 3.1(6); and (3) the only assets of which are real property and leases of real property (in which such Subsidiary is the landlord) to the extent permitted by Section 6.7; it is acknowledged that Brackman Brothers, Inc., a Utah corporation, shall be deemed a "Special Purpose Subsidiary" but that, solely with respect to its real property owned as of the Effective Date, it shall not be required to deliver to the Agent the documents set forth in Section 3.1(6).

          "Store" means a bagel store operated under one of the trademarks owned by the Borrower or any of its Subsidiaries.

          "Subordinated Debt" means Debt of the Borrower which (1) is subordinated in priority of payment to the Debt of the Borrower under this Agreement and the Revolving Note in a manner consistent with the BCI Subordination Agreement and (2) shall not mature prior to the Termination Date; the Lenders acknowledge that, (a) prior to the conversion thereof into equity, the BCI Convertible Debt shall constitute "Subordinated Debt", and (b) any other Debt owed to BCI by the Borrower existing as of the Effective Date and covered by the terms and conditions of the BCI Subordination Agreement shall constitute "Subordinated Debt."

          "Subsidiary" means, as to the Borrower, a Person (other than an individual) of which shares of stock, partnership units or other equity interests having ordinary voting power (other than shares having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by the Borrower, provided, however, that "Subsidiary" shall not include any Person in which the Borrower does not own, directly or indirectly through one or more intermediaries, an equity interest.

          "Subsidiary Default" shall have the meaning assigned to such term in
Section 8.1(8).

          "Termination Date" means April 30, 1998; provided, that if the Borrower has not received at least $50,000,000 of aggregate Net Proceeds between the Effective Date and August 31, 1996 then "Termination Date" means August 31, 1996.

          "Total Capital" means, at any time, the sum of (i) Net Worth at such time, plus (2) the principal amount of all Subordinated Debt then outstanding, plus (3) the principal amount of all Revolving Loans then outstanding.

          "Trademark Security Agreement" means any Trademark Security Agreement substantially in the form of Exhibit F-2, to be delivered by the Borrower and each Subsidiary under the terms of this Agreement.

          "Type" - see Section 2.1(2). The Types of Loans or Borrowings under this Agreement are: Floating Rate Loans or Borrowings and Eurodollar Loans or Borrowings.

          "Wholly-Owned Subsidiary" means any Subsidiary of which the Borrower owns, directly or indirectly through one or more intermediaries, or both, all of the issued and outstanding voting stock.

          SECTION 1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with that applied in the preparation of the financial statements referred to in Section 4.4, and all financial data prepared by the Borrower and submitted pursuant to this Agreement shall be prepared in accordance with such principles except for the financial data submitted pursuant to Section 5.8(1) and such other financial data which the Borrower expressly states has not been prepared in accordance with such principles.

                                   ARTICLE II

                     AMOUNT AND TERMS OF THE REVOLVING LOAN
                     --------------------------------------

          SECTION 2.1.  Revolving Loan Commitment.

          (1) Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, each of the Lenders, severally and for itself alone, agrees to make loans to the Borrower on a revolving basis (herein collectively called the "Revolving Loans," and individually called a "Revolving Loan") from time to time from the Effective Date to but not including the Termination Date, at such times and in an amount equal to such Lender's Percentage of such aggregate amounts as the Borrower may request from all of the Lenders. The aggregate principal amount of Revolving Loans which any Lender shall be committed to have outstanding to the Borrower, when added to the amount of such Lender's participation in the Letters of Credit issued and outstanding pursuant to Section 2.1A or drawn and not reimbursed pursuant to Section 2.9A, shall not exceed at any time the lesser of (a) the amount set forth opposite such Lender's name on Schedule 1.1(B) hereto, and (b) such Lender's Percentage of the then existing Maximum Amount. The aggregate principal amount of all Revolving Loans which all the Lenders shall be committed to have outstanding to the Borrower, when added to the aggregate face amount of Letters of Credit issued and outstanding pursuant to Section 2.1A or drawn and not reimbursed pursuant to Section 2.9A, shall not at any one time exceed the lesser of (a) the Commitment Amount then in effect, and (b) the then existing Maximum Amount. In the event the aggregate outstanding principal balance of all Revolving Loans plus the aggregate face amount of Letters of Credit issued and outstanding or drawn and not reimbursed at any one time exceeds the lesser of (a) the Commitment Amount, and (b) the then existing Maximum Amount, the Borrower shall, unless all the Lenders shall otherwise consent, without notice or demand of any kind, immediately make such repayments of the Revolving Loans or pledge cash collateral to the Agent (pursuant to documentation reasonably satisfactory to the Required Lenders, the Issuing Lender and the Agent) in an amount equal to such excess or take such other actions as shall be necessary to eliminate such excess. All Revolving Loans shall be repaid by the Borrower on the Termination Date, unless paid or payable sooner pursuant to the provisions of this Agreement.

          (2) Various Types of Loans. Each Revolving Loan shall be either a Floating Rate Loan or a Eurodollar Loan (each being herein called a "Type" of Revolving Loan), as the Borrower shall specify in the related Borrowing Request or Continuation/Conversion Notice pursuant to Section 2.2. Floating Rate Loans and Eurodollar Loans may be outstanding at the same time, provided that (a) in the case of Eurodollar Loans, not more than ten (10) different Interest Periods shall be outstanding at any one time for all such Loans, and (b) the Borrower shall specify Revolving Loans and Interest Periods such that no payment or prepayment of any principal on any Revolving Loan shall result in a breakage of any Interest Period.

          SECTION 2.2.  Borrowing Procedure.

          (1) Any Authorized Officer of the Borrower may request a Revolving Loan on behalf of the Borrower after the Effective Date and prior to the Termination Date in United States dollars on any Business Day by giving the Agent telephonic, telex or facsimile notice (which notice shall be irrevocable once given and shall be promptly confirmed in writing if given telephonically) in the form of Exhibit B ("Borrowing Request") or such other form as shall be acceptable to the Agent. Each Borrowing Request must be received by the Agent prior to 10:00 A.M., Chicago time, on the proposed date of such Borrowing (which must be a Business Day) in the case of Floating Rate Loans and prior to 12:00 Noon, Chicago time, three (3) Business Days prior to the proposed date of such Borrowing (which must be a Business Day) in the case of Eurodollar Loans and in each case shall specify (a) the principal amount of such Borrowing, (b) the proposed date of Borrowing (which must be a Business Day), (c) the Type of Borrowing and (d) in the case of a Eurodollar Borrowing, the initial Interest Period for such Borrowing. Promptly upon receipt of such Borrowing Request, the Agent shall advise each Lender thereof. On the date of a proposed Borrowing, each Lender shall provide the Agent at the Head Office with immediately available funds in an amount equal to such Lender's Percentage of the principal amount of the proposed Borrowing specified in the Borrowing Request. Each Floating Rate Loan shall be in a principal amount of $100,000 or an integral multiple thereof (or such lesser amount equal to the unadvanced portion of the Commitment Amount available under Section 2.1(1)); each Eurodollar Loan shall be in a principal amount of $500,000 or an integral multiple of $250,000 (or such lesser amount equal to the unadvanced portion of the Commitment Amount available under Section 2.1(1)). All Borrowings shall be pro rata among the Lenders in accordance with their respective Commitments. Not later than 1:00 P.M., Chicago time, on the proposed date of Borrowing specified in the Borrowing Request, subject to the satisfaction of the applicable conditions precedent set forth in Article III hereof, the Agent shall make the proceeds of each Revolving Loan available to the Borrower by causing an amount of immediately available funds equal to the principal amount of such Revolving Loan to be credited to the account of the Borrower at Bank of America Illinois unless otherwise required pursuant to the terms of this Agreement.

          (2) Conversion and Continuation of Loans. Subject to Section 2.16, the Borrower may, by delivery to the Agent of a notice ("Continuation/Conversion Notice") in the form of Exhibit C attached hereto with appropriate insertions, before 10:00 A.M., Chicago time, three (3) Business Days (or in the case of Clause (i) below, one (1) Business Day) prior to conversion or continuation, convert or continue Revolving Loans as follows: (i) convert Eurodollar Loans into Floating Rate Loans, (ii) convert Floating Rate Loans into Eurodollar Loans, and (iii) continue a Eurodollar Loan into a subsequent Interest Period of the same duration or of any other duration permitted hereunder, subject to the following:

          (a) the Interest Period applicable to any Eurodollar Loan resulting from a conversion shall be specified by the Borrower in the Continuation/Conversion Notice delivered pursuant to this Section; provided, however, that if no such Interest Period shall be specified, the Borrower shall be deemed to have selected an Interest Period of one month's duration. If the Borrower shall not have given timely notice to continue any Eurodollar Loan into a subsequent Interest Period and shall not otherwise have given notice to convert such Eurodollar Loan, such Eurodollar Loan unless repaid pursuant to the terms hereof shall automatically be converted into a Floating Rate Loan;

          (b) if less than all Revolving Loans at the time outstanding shall be converted or continued, such conversion or continuation shall be made pro rata among the Lenders, as applicable, in accordance with the respective principal amounts of Revolving Loans of such Type (and having the same Interest Period) held by such Lenders immediately prior to such conversion or continuation;

          (c) in the case of a conversion or continuation of less than all Revolving Loans, the aggregate principal amount of such Revolving Loans converted or continued shall be not less than $500,000 or any larger integral multiple of $250,000;

          (d) if any Eurodollar Loan is converted at a time other than the last day of an Interest Period applicable thereto, the Borrower shall at the time of conversion pay any loss or expense (including, without limitation, breakage losses and expenses) associated therewith pursuant to Section 2.16;

          (e) any portion of a Eurodollar Loan required to be paid on any principal payment date occurring in less than one month after the end of the then-current Interest Period applicable to such Loan shall be automatically converted at the end of such Interest Period into a Floating Rate Loan.

Notwithstanding the foregoing, so long as any Default or Event of Default shall exist, no Revolving Loans shall be converted to or continued as Eurodollar Loans.

          SECTION 2.3. Funding Reliance. Unless the Agent shall have been notified by telephone, confirmed in writing, by any Lender by 9:00 A.M. (or 12:00 Noon with respect to Floating Rate Loans), Chicago time, on the day of a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Agent may assume, subject to the satisfactory fulfillment by the Borrower of the conditions precedent set forth in Article III, that such

Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and the Borrower severally agree to repay the Agent forthwith on demand the sum of (1) such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrower to the date such amount is repaid to the Agent (a) by such Lender, at the Federal Funds Rate from time to time in effect, or (b) by the Borrower, at the interest rate applicable at the time to the Revolving Loans comprising such borrowing, plus (2) a compensatory amount equal to $200.

          SECTION 2.4.  Interest.

          (1) Interest Rates. With respect to each Revolving Loan, the Borrower hereby promises to pay interest on the unpaid principal amount thereof for the period commencing on the date of such Revolving Loan until such Revolving Loan is paid in full, as follows:

          (a) At all times while such Revolving Loan is a Floating Rate Loan, at a rate per annum equal to the Floating Rate from time to time in effect plus (i) 1.00% or (ii) in the event the Borrower receives aggregate Net Proceeds from the IPO and any substantially concurrent private placement of the Borrower's common stock of at least $50,000,000 (with at least $30,000,000 of such Net Proceeds coming directly from the IPO) prior to August 31, 1996, 0.5%; any reduction in the margin pursuant to the foregoing Clause (ii) shall be effective as of the date the Borrower receives such Net Proceeds; and

          (b) At all times while such Revolving Loan is a Eurodollar Loan, for each Interest Period, at a rate per annum equal to the Eurodollar Rate (Reserve Adjusted) applicable to such Interest Period, plus 3.00% (the "Eurodollar Margin").

          (2) Interest Payment Dates. Accrued interest on each Floating Rate Loan shall be due and payable quarterly in arrears on the first Business Day of each of March, June, September and December of each year and at maturity. Accrued interest on each Eurodollar Loan shall be payable on the last day of each Interest Period relating to such Loan and at maturity. After maturity, accrued interest on all Loans shall be payable on demand.

          (3) Interest Periods. Each "Interest Period" for a Eurodollar Loan shall commence on the date such Eurodollar Loan was made or converted from a Loan of a different Type, or on the expiration of the immediately preceding Interest Period for such Eurodollar Loan, and shall end on the date which is 1, 2 or 3 months thereafter, as the Borrower may specify pursuant to Section 2.2(1) or (2) hereof. Each "Interest Period" for a Eurodollar Loan which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (unless such next succeeding Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the next preceding Business Day).

          (4) Setting and Notice of Rates. The applicable Eurodollar Rate for each Interest Period shall be determined by the Agent, and notice thereof shall be given by the Agent promptly to the Borrower and each Lender. Each determination of the applicable Eurodollar Rate by the Agent shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. If the Agent is unable to determine such a rate, the provisions of Section 2.14 shall apply. The Agent shall, upon written request of the Borrower or any Lender, deliver to the Borrower or such Lender a statement showing the computations used by the Agent in determining any applicable Eurodollar Rate hereunder.

          (5) Default Interest. Any principal payments on the Loans not paid when due, whether at stated maturity, by notice of repayment, by acceleration or otherwise, shall, to the extent permitted by applicable law, thereafter bear interest (compounded monthly and payable upon demand) at a rate which is 2% per annum in excess of the rate of interest otherwise payable under this

Agreement in respect of such principal amount until such unpaid amount has been paid in full (whether before or after judgment).

          SECTION 2.5. Commitment Fee. The Borrower agrees to pay a non-refundable unused commitment fee at the rate of .50% per annum on the average daily amount by which the Commitment Amount exceeds the outstanding Revolving Loans plus the undrawn face amount of the Letters of Credit, for the period commencing on the date hereof and continuing to but not including the Termination Date, payable quarterly in arrears on the first Business Day of March, June, September and December of each year and at maturity, payable to the Agent for the account of each Lender in accordance with such Lender's Percentage.

          SECTION 2.6. Revolving Note. All Revolving Loans made by each Lender under this Agreement shall be evidenced by, and repaid with interest in accordance with, a single promissory note of the Borrower in substantially the form of Exhibit A duly completed, in the principal amount of Forty Five Million Dollars ($45,000,000.00), payable to the Agent for the benefit of the Lenders (the "Revolving Note"). The Agent is hereby authorized by the Borrower and each Lender to endorse on the schedule attached to the Revolving Note the amount of each Revolving Loan and of each payment of principal received by the Agent on account of the Revolving Loans, which endorsement shall, in the absence of demonstrable error, be conclusive as to the outstanding balance of the Revolving Loans made by the Lenders; provided, however, that the failure to make such notation with respect to any Revolving Loan or payment shall not limit or otherwise affect the obligations of the Borrower or the Lender under this Agreement or the Revolving Note.

          SECTION 2.7. Prepayments; Reduction of Commitment. (1) The Borrower may prepay at any time the Revolving Note in whole or in part without premium or penalty with accrued interest to the date of such prepayment on the amount prepaid; provided, that (a) any prepayment of a Eurodollar Loan shall be made subject to the Borrower's payment obligations set forth in Section 2.16 and (b) each partial prepayment shall be in a principal amount not less than twenty-five thousand Dollars ($25,000), in which event, subject to the terms and conditions set forth in this Agreement and the other Loan Documents, such prepaid amount may be reborrowed hereunder in a Revolving Loan to the extent outstanding amounts hereunder shall not exceed the Commitment Amount at such time. Amounts prepaid hereunder may be reborrowed.

          (1) The Borrower shall have the right, at any time from time to time, without premium or penalty, to permanently reduce the Commitment Amount hereunder; provided that any such reduction in the Commitment Amount shall reduce the Commitment of each Lender pro rata based on its Percentage; and provided further that no such reduction shall reduce the Commitment Amount to an amount less than the sum of the then outstanding Revolving Loans and the aggregate face amount of Letters of Credit issued and outstanding pursuant to
Section 2.1A (other than Letters of Credit with respect to which the Borrower has pledged cash collateral to the Agent) or drawn and not reimbursed pursuant to Section 2.9A. The right of the Borrower to voluntarily reduce the Commitment Amount shall be exercisable by delivery of written notice (including by facsimile) or telephonic notice (thereafter promptly confirmed in writing) to the Agent prior to 12:00 noon, Chicago time, at least two Business Days prior to the proposed reduction in the Commitment Amount, which notice shall specify the amount by which the Borrower proposes to reduce the Commitment Amount and the proposed date of such reduction.

          SECTION 2.8. Mandatory Prepayments. The Borrower shall promptly prepay Revolving Loans in an aggregate principal amount equal to the excess, if any, of the Revolving Loans then outstanding plus the aggregate face amount of Letters of Credit issued and outstanding or drawn and not reimbursed over the Maximum Amount.

          SECTION 2.9. Method of Payment. The Borrower shall make each payment under this Agreement and under the Revolving Note not later than 12:00 Noon, Chicago time, on the date when due in lawful money of the United States to the Agent for the account of the Lenders pro rata according to their respective Percentages. The Agent shall promptly remit to each Lender its pro rata share (based on its Percentage) of all such payments received in collected funds by the Agent for the benefit of such Lender. The Borrower hereby authorizes the Agent, if and to the extent payment is not made when due under this Agreement or under the Revolving Note, to charge from time to time against any account of the Borrower with the Agent any amount so due. Whenever any payment to be made under this Agreement or under the Revolving Note shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of the payment of interest. All payments under Sections 2.13 and 2.14 shall be made by the Borrower directly to the Lender or Lenders entitled thereto. All interest payable hereunder shall be calculated on the basis of a year of 360 days for the actual number of days lapsed; provided, that, interest with respect to Floating Rate Loans and fees shall be calculated on the basis of a year of 365 (or 366 as applicable) days for the actual number of days lapsed.

          SECTION 2.10. Use of Proceeds. The proceeds of the Revolving Loans shall be used by the Borrower (i) to refinance the Debt outstanding to BCI on the Effective Date under the Demand Note dated January 30, 1996, as amended as of March 7, 1996, made by the Borrower and payable to BCI, and (ii) for general corporate purposes, including the payment of fees and expenses arising under any of the Loan Documents. The Borrower will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any Margin Stock or to extend credit to any Person for the purpose of purchasing or carrying any such Margin Stock.

          SECTION 2.11.  Sharing of Payments.

          (1) If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of any Revolving Loan in excess of its pro rata share (based on its Percentage) of payments and other recoveries obtained by all Lenders of Revolving Loans on account of principal of and interest on Revolving Loans, such Lender shall purchase from the other Lenders such participations in the Revolving Loans as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered.

          (2) The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to Section 2.11(1) may, to the fullest extent permitted by law, exercise all of its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff pursuant to Section 10.7, such Lender shall, to the extent practicable, exercise its rights in respect to such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery of such secured claim.

          SECTION 2.12. Increased Costs. If after the date hereof, (1) Regulation D of the Board of Governors of the Federal Reserve System, or (2) the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any Lending Office of such Lender) with any request or directive (whether or not having the force of law) or any such authority, central bank or comparable agency,

          (a) shall subject any Lender (or any Lending Office of such Lender) to any tax, duty or other charge with respect to its Eurodollar Loans or its obligation to make Eurodollar Loan, its LC Obligations or its obligation to issue Letters of Credit, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Loans or any other amounts due under this Agreement in respect of its Eurodollar Loans or its obligation to make Eurodollar Loans or its LC Obligations (except for changes in the rate of tax on the overall gross or net income of such Lender or its Lending Office); or

          (b) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve included in the determination of interest rates pursuant to Section 1), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (or any Lending Office of such Lender); or

          (c) shall impose on any Lender (or its Lending Office) any other condition affecting its Eurodollar Loans or the LC Obligations;

and the result of any of the foregoing is to increase the cost to (or in the case of Regulation D referred to above, to impose a cost on) such Lender (or any Lending Office of such Lender) of making or maintaining any Eurodollar Loan, any Letter of Credit or the LC Commitment or to reduce the amount of any sum received or receivable by such Lender (or the Lending Office or such Lender) under this Agreement or under its Revolving Loans with respect thereto, then upon demand by such Lender (which demand shall be made within 45 days after such Lender has actual knowledge of such additional cost or reduced sum receivable and shall be accompanied by a statement setting forth the basis of such demand), the Borrower shall pay directly to such Lender such additional amount or amounts as will reimburse such Lender for such increased cost or such reduction.

          SECTION 2.13. Change in Rate of Return. If, after the date hereof, any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any person controlling such Lender, and such Lender reasonably determines that the rate of return on its or such controlling person's capital as a consequence of its Commitments or the Loans or the Letters of Credit made by such Lender is reduced to a level below that which such Lender or such controlling person could have achieved but for the occurrence of any such circumstance, then, in any such case the Borrower shall, upon demand by such Lender (which demand shall be made within 45 days after such Lender has actual knowledge of such increase in capital or reduction in rate of return) pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts shall be prepared in good faith (including calculations thereof in reasonable detail) and shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it shall deem reasonably applicable. Each Lender shall notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 2.13.

          SECTION 2.14. Basis for Determining Interest Rate Inadequate or Unfair. If with respect to any Interest Period:

          (1) the Agent is advised by any Lender that deposits in Dollars (in the applicable amounts) are not being offered to such Lender in the relevant market for such Interest Period, or the Agent otherwise determines (which determination shall be binding and conclusive on all parties) that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable Eurodollar Rate; or

          (2) any Lender advises the Agent that the Eurodollar Rate (Reserve Adjusted), as determined by the Agent, will not adequately and fairly reflect the cost to such Lender of maintaining or funding such Loans for such Interest Period, or that the making or funding of Eurodollar Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of such Lender materially changes such Loans, then, so long as such circumstances shall continue: (a) the Agent shall promptly notify the other parties thereof, (b) no Lender shall be under any obligation to make or convert into Eurodollar Loan, and (c) on the last day of the then current Interest Period for Eurodollar Loans, such Eurodollar Loans shall, unless then repaid in full, automatically convert to Floating Rate Loans. If conditions subsequently change so that the foregoing conditions no longer exist, the Agent in the case of Clause (1) or such Lender in the case of Clause
(2) will promptly notify the Borrower and the Lenders thereof, and upon the receipt of such notice, the obligations of all Lenders to make or continue Eurodollar Loan shall be reinstated.

          SECTION 2.15. Changes in Law Rendering Certain Loans Unlawful. In the event, after the date hereof, that any change in (including the adoption of any new) applicable laws or regulations, or any change in the interpretation of applicable laws or regulations by any governmental or other regulatory body charged with the administration thereof, should make it unlawful for a Lender or the Lending Office of such Lender ("Affected Lender") to make, maintain or fund Eurodollar Loans, then (a) the Affected Lender shall promptly notify each of the other parties hereto, (b) the obligation of all Lenders to make or convert into Eurodollar Loans shall, upon the effectiveness of such event, be suspended for the duration of such unlawfulness, and (c) on the last day of the current Interest Period for each Eurodollar Loan (or, in any event, if the Affected Lender so requests, on such earlier date as may be required by the relevant law, regulation or interpretation), such Eurodollar Loan shall, unless then repaid in full, automatically convert to Floating Rate Loans. If conditions subsequently change so that the foregoing conditions no longer exist, such Lender will promptly notify the Borrower and the other Lenders thereof, and upon the receipt of such notice, the obligations of all Lenders to make or continue Eurodollar Loans shall be reinstated.

          SECTION 2.16. Funding Losses. The Borrower hereby agrees that upon demand by any Lender (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) the Borrower will indemnify such Lender against any net loss or expense which such Lender may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain Eurodollar Loans), as reasonably determined by such Lender, as a result of (a) any payment or prepayment or conversion of any Eurodollar Loan of such Lender on a date other than the last day of an Interest Period for such Eurodollar Loan, or (b) any failure of the Borrower to borrow or convert any Revolving Loans on a date specified therefor in a Borrowing Request or Continuation/Conversion Notice pursuant to this Agreement. For this purpose, all notices to the Agent pursuant to this Agreement shall be deemed to be irrevocable.

          SECTION 2.17. Right of Lenders to Fund Through Other Offices. Each Lender may, if it so elects, fulfill its Commitment as to any Eurodollar Loan by causing its Lending Office to make such Loan, provided that in such event for the purposes of this Agreement, such Eurodollar Loan shall be deemed to have been made by such Lender and the obligation of the Borrower to repay such Eurodollar Loan shall nevertheless be to such Lender and shall be deemed held by it, to the extent of such Eurodollar Loan, for the account of such branch or affiliate.

          SECTION 2.18. Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Revolving Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such

Lender had actually funded and maintained each Eurodollar Loan during each Interest Period for such Revolving Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Eurodollar Rate, for such Interest Period.

          SECTION 2.19. Mitigation of Circumstances; Replacement of Affected Lender. (1) Each Lender shall promptly notify the Borrower and the Agent of any event of which it has knowledge which will result in, and will promptly thereafter use all reasonable commercial efforts available to it (and not, in such Lender's good faith judgment, otherwise disadvantageous to such Lender) to mitigate or avoid, (i) any obligation by the Borrower to pay any amount pursuant to Section 2.12 or 2.13 or (ii) the occurrence of any circumstances of the nature described in Section 2.14 or 2.15 (and, if any Lender has given notice of any such event described in Clause (i) or (ii) above and thereafter such event ceases to exist, such Lender shall promptly so notify the Borrower and the Agent). Without limiting the foregoing, each Lender will designate a different Lending Office if such designation will avoid (or reduce the cost to the Borrower of) any event described in Clause (i) or (ii) of the preceding sentence and such designation will not, in such Lender's reasonable judgment, be otherwise materially disadvantageous to such Lender.

     (2) At any time any Lender is an Affected Lender, the Borrower may replace such Affected Lender as a party to this Agreement with one or more other bank(s) or financial institution(s) reasonably satisfactory to the Agent, such bank(s) or financial institution(s) to have a Commitment in such amounts as shall be reasonably satisfactory to the Agent (and upon notice from the Borrower such Affected Lender shall assign, without recourse or warranty, its Commitment, its Revolving Loans, and all of its other rights and obligations hereunder to such replacement bank(s) or other financial institution(s) for a purchase price equal to the sum of the principal amount of the Revolving Loans so assigned, all accrued and unpaid interest thereon, its ratable share of all accrued and unpaid non-use fees, any amounts payable under Section 2.16 as a result of such Lender receiving payment of any Eurodollar Loan prior to the end of an Interest Period therefor and all other obligations owed to such Affected Lender hereunder).

          SECTION 2.20. Conclusiveness of Statements; Survival of Provisions. Determinations and statements of any Lender pursuant to Sections 2.12, 2.13, 2.14, 2.15 or 2.16 shall be conclusive absent demonstrable error. The provisions of Sections 2.12, 2.13 and 2.14 shall survive termination of this Agreement.


                                  ARTICLE IIA

                             THE LETTERS OF CREDIT

          SECTION 2.1A LC Commitment. Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, the Issuing Lender agrees for itself and the Lenders to issue from time to time before the Termination Date such standby letters of credit (such letters of credit being herein collectively called "Letters of Credit" and individually a "Letter of Credit") as the Borrower may request, it being understood that, pursuant to Section 2.4A, concurrently with the issuance of each such Letter of Credit, each Lender shall be deemed to have automatically purchased from the Issuing Lender a participation in such Letter of Credit. The aggregate face amount of all Letters of Credit issued and outstanding pursuant to this Section 2.1A and all Letters of Credit drawn and not reimbursed pursuant to Section 2.9A shall not at any one time exceed $8,000,000 (or such reduced amount as may be fixed by the Borrower pursuant to Section 2.15A). The foregoing commitment of each Lender is herein called its "LC Commitment" and collectively the "LC Commitments."

          SECTION 2.2A Request for Issuance of Letters of Credit. The Borrower shall give the Agent and the Issuing Lender at least five (5) Business Days' prior written notice of a request for issuance of each Letter of Credit, each such request to be accompanied by an LC Application duly executed by the Borrower and in all respects in form and substance satisfactory to the Agent and the Issuing Lender, together with such other documentation as the Agent or the Issuing Lender may reasonably request in support thereof. The Agent shall promptly notify each Lender of the Borrower's request that such Letter of Credit be issued.

          SECTION 2.3A Expiration. Each Letter of Credit shall expire on or before the Termination Date unless the Borrower shall have pledged cash collateral to the Agent therefor in an amount, and pursuant to documentation, reasonably satisfactory to the Issuing Lender and the Agent.

          SECTION 2.4A Participation. Concurrently with the issuance of each Letter of Credit, the Issuing Lender shall be deemed to have sold and transferred to each other Lender, and each Lender shall be deemed irrevocably and unconditionally to have automatically purchased and received from the Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such other Lender's Percentage, in such Letter of Credit and the Borrower's related LC Obligations.

          SECTION 2.5A Notification of Demand for Payment. The Issuing Lender shall promptly notify the Agent, who shall in turn promptly notify the Borrower and each Lender of the amount of each demand for payment under a Letter of Credit and of the date on which such payment is to be made.

          SECTION 2.6A Funding by Issuing Lender. With respect to each demand for payment pursuant to a Letter of Credit, the Issuing Lender shall, promptly following its receipt thereof, examine all documents purporting to represent such demand to ascertain that the same appear on their face to be in conformity with the terms and conditions of such Letter of Credit. If the Issuing Lender determines that a demand for payment under a Letter of Credit conforms to the terms and conditions of such Letter of Credit, then the Issuing Lender shall make payment to the Beneficiary in accordance with the terms of such Letter of Credit.

          SECTION 2.7A Non-Conforming Demand For Payment. If, after examination of a demand for payment under a Letter of Credit, the Issuing Lender shall have determined that such demand does not conform to the terms and conditions of such Letter of Credit, then the Issuing Lender shall, as soon as reasonably practicable, give notice to the related Beneficiary and to the Borrower to the effect that demand was not in accordance with the terms and conditions of such Letter of Credit, stating the reasons therefor and that the relevant document is being held at the disposal of the Beneficiary or is being returned to the Beneficiary, as the Issuing Lender may elect. The Beneficiary may attempt to correct any such non-conforming demand for payment under such Letter of Credit if, and to the extent that, the Beneficiary is entitled (without regard to the provisions of this sentence) and able to do so.

          SECTION 2.8A Return of Letter of Credit. With respect to each Letter of Credit, the Issuing Lender shall have the right, provided the Issuing Lender is not then in default under such Letter of Credit by reason of its having wrongfully failed to honor a demand for payment previously made by a Beneficiary under such Letter of Credit, to require such Beneficiary to surrender such Letter of Credit to the Issuing Lender on the stated expiration date. The Borrower agrees, if necessary, to use its best efforts to cause the Beneficiary to surrender such Letter of Credit.

          SECTION 2.9A Reimbursement Agreement of the Borrower. The Borrower hereby unconditionally and irrevocably agrees to reimburse the Issuing Lender for each payment or disbursement made by the Issuing Lender under a Letter of Credit honoring a demand for payment made by the Beneficiary thereunder, in each case on the date that such payment or disbursement is made. Subject to Borrower's ability to satisfy the conditions precedent set forth in Section 3.2, if any amount shall not be reimbursed by the Borrower on the date of such payment or disbursement, the Borrower automatically shall be deemed to have requested as of the immediately preceding Business Day a Floating Rate Revolving Loan pursuant to Section 2.2 in the amount of such payment or disbursement (which need not be in the principal amount of $100,000 or an integral multiple thereof); provided, that if at the time of such request Revolving Loans are not then available to the Borrower, such request shall not be granted and the

Borrower's reimbursement obligations set forth above shall remain in place.

          SECTION 2.10A Funding By Lenders. If the Issuing Lender makes any payment or disbursement under any Letter of Credit and the Borrower has not reimbursed the Issuing Lender in full for such payment or disbursement or a Revolving Loan in the amount of such payment or disbursement has not been made pursuant to Section 2.9A, on the date on which payment is made under a Letter of Credit, or if any reimbursement received by the Issuing Lender from the Borrower is or must be returned or rescinded upon or during any bankruptcy or reorganization of the Borrower or otherwise, each other Lender shall provide the Agent, for the account of the Issuing Lender at the Head Office with immediately available funds in an amount equal to such Lender's Percentage of the amount of such payment or disbursement. If and to the extent any Lender shall not have made such amount available to the Agent on any such date, such Lender agrees to pay interest on such amount to the Agent, for the account of the Issuing Lender, forthwith on demand for each day from and including the date on which such payment was made to but excluding the date such amount is made available to the Agent for the account of the Issuing Lender. Such interest shall be determined at a rate per annum equal to the Federal Funds Rate from time to time in effect, based upon a year of 360 days.

          SECTION 2.11A Return of Funds Related to Non-Conforming Demand. If the Issuing Lender does not disburse funds to the Beneficiary for any reason after the Agent has received such funds from any Lender pursuant to Section 2.10A, the Issuing Lender shall promptly return such funds to the Agent, who shall promptly return such funds to such other Lenders, together with interest on such funds from and including the date on which the Agent received such funds to but excluding the day on which the Agent so returns such funds to the other Lenders at the Federal Funds Rate for each such day, based upon a year of 360 days.

          SECTION 2.12A Obligation to Reimburse for or Participate in Letter of Credit Payments. The Borrower's obligation to reimburse the Issuing Lender for payments made by the Issuing Lender under any Letter of Credit honoring a demand for payment by the Beneficiary thereunder, and each Lender's obligation to participate in and make available to the Agent its Percentage of such payments in accordance with this Agreement, shall be irrevocable, absolute and unconditional under any and all circumstances including, without limitation, any of the following circumstances:

          (1) any lack of legality, validity, regularity or enforceability of this Agreement, any Letter of Credit or any other Loan Document;

          (2) the existence of any claim, setoff, defense or other right which the Borrower may have or have had at any time against any Beneficiary, the Agent, the Issuing Lender any other Lender, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting) or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the Beneficiary of any Letter of Credit);

          (3) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (4) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

          (5) payment by the Issuing Lender under any Letter of Credit against presentation of a draft or certificate or other document that does not comply with the terms of such Letter of Credit unless such payment by the Issuing Lender constituted gross negligence or willful misconduct of the Issuing Lender; or

          (6)  the occurrence of any Default or Event of Default;

provided, however, that the Borrower shall not be obligated to reimburse the Issuing Lender for, and no Lender shall be obligated to participate in, any wrongful payment made by the Issuing Lender under any Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuing Lender or any of its officers, employees or agents.

          SECTION 2.13A Mandatory Payment to Agent of LC Obligations. The Borrower agrees that, on any termination of the LC Commitments pursuant to
Section 2.15A or Section 8.2, it will pay to the Agent for the account of the Issuing Lender and the other Lenders in Dollars and in same day funds an amount equal to the amount of all LC Obligations, whether or not the related Letter of Credit has been drawn (which amount shall be retained by the Agent in a separate collateral account as security for the LC Obligations and the outstanding principal amount of the Revolving Note, all interest thereon, and all other amounts payable under this Agreement and the other Loan Documents) plus the then aggregate accrued amount of unpaid fees arising under Section 2.14A.

          SECTION 2.14A Fees. The Borrower agrees to pay the following fees (all such fees being non-refundable):

          (1) The Borrower agrees to pay to the Agent for the account of each Lender a fee for each (a) Non-Financial Letter of Credit (the "Non-Financial LC Commitment Fee"), from the date of issuance thereof to the earlier to occur of the expiration or termination thereof or the date of final and complete payment by the Agent thereunder, at a rate per annum equal to one-half of the Eurodollar Margin times the aggregate outstanding face amount of each such Non-Financial Letter of Credit, and (b) Financial Letter of Credit (the "Financial LC Commitment Fee"), from the date of issuance thereof to the earlier to occur of the expiration or termination thereof or the date of final and complete payment by the Agent thereunder, at a rate per annum equal to the Eurodollar Margin times the aggregate outstanding face amount of each such Financial Letter of Credit, such fees to be payable in arrears on the last Business Day of each calendar quarter (or at such other times as the Agent shall request, for any period prior to such date or time for which such LC Commitment Fees shall not have been theretofore paid).

          (2) The Borrower agrees to pay to the Agent for the sole account of the Issuing Lender, an issuance fee equal to .25% of the face amount of each Letter of Credit, payable upon the issuance thereof.

          (3) The Borrower agrees to pay such other standard fees and amounts ("LC Administrative Fees") as the Issuing Lender shall customarily require in connection with the issuance, negotiation, processing and/or administration of Letters of Credit in similar situations, such fees to be in addition to the fees payable under Section 2.14A(1), with respect to the issuance and/or negotiation of each Letter of Credit.

          SECTION 2.15A Voluntary Reduction of the LC Commitments. The Borrower may from time to time on at least two (2) Business Days' prior written notice to the Agent permanently reduce the amount of the LC Commitments to an amount not less than the maximum amount of the Letters of Credit then outstanding or drawn and not reimbursed. The Borrower may at any time on like notice terminate the LC Commitments upon payment to the Agent in accordance with
Section 2.13A of all LC Obligations (whether absolute or contingent) in connection with the Letters of Credit.

          SECTION 2.16A Cash Collateral. If, on any date, the aggregate face amount of Letters of Credit issued and outstanding or drawn and not reimbursed shall exceed the LC Commitments, the Borrower shall pledge cash collateral to the Agent (pursuant to documentation reasonably satisfactory to the Required Lenders, the Issuing Lender and the Agent) in an amount equal to such excess.

          SECTION 2.17A Making of Payments. Except as otherwise provided, all payments (including those made pursuant to Section 2.14A or Section 2.16A) in respect of the Letters of Credit shall be made by the Borrower to the Agent for the account of the Lenders pro rata according to their respective Percentages of the LC Obligations held by them. The Agent shall promptly remit to each Lender its pro rata share (based on its Percentage) of all such payments received in collected funds by the Agent for the benefit of such Lender. The Borrower hereby authorizes the Agent, if and to the extent payment is not made when due under this Agreement to charge from time to time against any account of the
Borrower with the Agent any amount so due.    All such payments shall be made to
the Agent at its Head Office, not later than 12:00 Noon, Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by the Agent on the next following Business Day. The Agent shall promptly remit to each Lender its pro rata share (based on its Percentage) of all such payments received in collected funds by the Agent for the account of such Lender.


                                  ARTICLE III

                              CONDITIONS PRECEDENT
                              --------------------

          SECTION 3.1. Condition Precedent to Agreement. The terms and provisions of this Agreement (including, without limitation, the Commitment of each Lender hereunder) shall become effective (the "Effective Date"), on such date upon which the Agent shall have received (i) payment from the Borrower for the account of each Lender in accordance with such Lender's Percentage, a non-refundable closing fee in the amount of $787,500, and (ii) each of the following, each dated the Effective Date and in form and substance reasonably satisfactory to the Agent and its counsel and each in sufficient number of signed counterparts (other than in the case of the Revolving Note) to provide one for each Lender:

          (1)  Revolving Note.  The Revolving Note duly executed by the
     Borrower;

          (2) Security Agreements. Security Agreements duly executed by the Borrower and each Subsidiary, together with (a) duly executed financing statements and fixture filings to be filed under the Uniform Commercial Code of all jurisdictions necessary or, in the opinion of the Agent, desirable to perfect the security interest created by such Security Agreement; (b) duly executed financing statements to be filed under the Uniform Commercial Code of all jurisdictions necessary or, in the opinion of the Agent, desirable to assign to the Agent for the benefit of the Lenders all of the Borrower's security interests granted to the Borrower by Franchisees to secure Debt of such Franchisees owed to the Borrower; and
     (c) evidence that the Agent's Lien on the Collateral is a first-priority Lien subject only to such exceptions as the Agent may approve and are permitted by this Agreement;

          (3) Trademark Security Agreements. Trademark Security Agreements duly executed by the Borrower and each Subsidiary which owns or otherwise holds any trademarks or trademark appropriations;

          (4) Collateral Assignment of Servicing Agreements. Collateral Assignment of Servicing Agreements duly executed by the Borrower;

          (5) Pledge Agreement. A Pledge Agreement duly executed by the Borrower and any Subsidiary which owns or otherwise holds capital stock, partnership units or other equity interests in any Person, together with the promissory notes and certificates (and stock powers covering such certificates) subject thereto;

          (6) Real Property-Owned. A mortgage covering each parcel of real property set forth on Schedule 4.12 as owned by the Borrower or any Subsidiary (other than the real property owned as of the Effective Date by

     Brackman Brothers, Inc., a Utah corporation), together with (a) a 1970 ALTA Loan Policy of Title Insurance with such endorsements as the Agent may reasonably request, insuring the Agent for the benefit of the Lenders in an amount equal to the appraised value (or the Borrower's cost thereof if no appraisal is available) of such parcel and specifying the respective mortgage as a first lien or charge upon the parcel subject only to such items as shall have been approved by the Agent, (b) any existing surveys of such parcel; and (c) a phase one environmental report;

          (7) Financed Franchisee. A Collateral Assignment of Loan with respect to each set of Financed Franchisee Loan Documents set forth on Schedule 1.1(A);

          (8) Insurance. Evidence of the existence of insurance on all property of the Borrower and the Subsidiaries, together with evidence establishing the Agent as a loss payee and/or additional insured on all related insurance policies;

          (9) Certificate of the Borrower. A certificate or certificates of the Secretary or Assistant Secretary of the Borrower certifying: (a) a copy of the Certificate of Incorporation of the Borrower, as theretofore amended; (b) a copy of the bylaws of the Borrower, as theretofore amended;
     (c) copies of all corporate action taken by the Borrower, including resolutions of its board of directors, authorizing the execution, delivery, and performance of the Loan Documents by the Borrower and each other document to be delivered pursuant to this Agreement and authorizing borrowings by each of the Authorized Officers; and (d) the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party and the other documents to be delivered by the Borrower under this Agreement;

          (10) Certified Charter and Good Standing. A certificate of the due incorporation, legal existence and good standing of the Borrower in its state of incorporation, issued by the appropriate authorities of such jurisdiction, and certificates of Borrower's good standing and due qualification to do business, issued by appropriate officials in any states in which the failure to so qualify would result in a Material Adverse Change;

          (11)  Guaranty.  A Guaranty duly executed by each Subsidiary;

          (12) Certificate of each Subsidiary. A certificate or certificates of the Secretary or Assistant Secretary of each Subsidiary certifying: (a) a copy of the organizational documents of such Subsidiary, as theretofore amended; (b) copies of all corporate or partnership action of such Subsidiary taken by such Subsidiary, authorizing the execution, delivery and performance by such Subsidiary of the Loan Documents to which it is a party and each other document to be delivered pursuant to this Agreement; and (c) the names and true signatures of the officers of such Subsidiary authorized to sign the Loan Documents to which it is a party and the other documents to be delivered by such Subsidiary under this Agreement;

          (13) Certified Charter and Good Standing. A certificate of the due organization, legal existence and good standing of each Subsidiary in its state of organization, issued by the appropriate authorities of such jurisdiction, and certificates of such Subsidiary's good standing and due qualification to do business, issued by appropriate officials in any states in which the failure to so qualify would result in a Material Adverse Change;

          (14) Opinion of counsel for Borrower and its Subsidiaries. An opinion of Holme Roberts & Owen LLC, counsel for the Borrower and its Subsidiaries, in substantially the form of Exhibit D-1 and as to such other matters as the Agent and its counsel may reasonably request;

          (15) BCI Subordination. A BCI Subordination Agreement duly executed by BCI;

          (16) Certificate of BCI. A certificate or certificates of the Secretary or Assistant Secretary of BCI certifying: (a) a copy of the organizational documents of BCI, as theretofore amended; (b) copies of all corporate action of BCI, authorizing the execution, delivery and performance by BCI of the BCI Subordination Agreement and each other document to be delivered pursuant to this Agreement; (c) the names and true signatures of the officers of BCI authorized to sign the BCI Subordination Agreement and the other documents to be delivered by BCI under this Agreement; and (d) the BCI Convertible Debt (evidencing the release of the collateral secured thereunder and the extension of the maturity date to a date subsequent to the Termination Date);

          (17) Opinion of counsel for BCI. An opinion of Donald Bingle, Secretary and General Counsel of BCI, counsel for BCI, in substantially the form of Exhibit D-2 and as to such other matters as the Agent and its counsel may reasonably request;

          (18) Fees. Evidence of payment of fees, costs and expenses due and payable in connection with this Agreement (including, without limitation such fees, costs and expenses payable to the Agent and its Affiliates); and

          (19) Miscellaneous. Such other approvals, opinions or documents as the Agent may reasonably request.

          SECTION 3.2. Conditions Precedent to All Revolving Loans and Letters of Credit. The obligation of the Lenders to make each Revolving Loan (including the initial Revolving Loan) and of the

Issuing Lender to issue Letters of Credit shall be subject to the further conditions precedent that on the date of such Revolving Loan or Letter of
Credit:

          (1)  The following statements shall be true:

               (a) The representations and warranties contained in Article IV of this Agreement are correct in all material respects on and as of the date of such Revolving Loan or Letter of Credit as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date); and

               (b) No Default or Event of Default has occurred and is continuing, or would result from the borrowing of such Revolving Loan or the issuance of such Letter of Credit.

     The acceptance by the Borrower of the proceeds of such Revolving Loan or the issuance of such Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of such Revolving Loan or the issuance of such Letter of Credit (both immediately before and after giving effect to such Revolving Loan or the issuance of such Letter of Credit) the statements set forth in this Section 3.2(1) are true and correct.

          (2) The Agent or the Issuing Lender shall have received such other approvals, opinions, or documents as the Agent or the Issuing Lender may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          The Borrower represents and warrants to the Lenders that:

          SECTION 4.1.  Incorporation, Good Standing, and Due Qualification.
The Borrower and each of its Subsidiaries: (1) is a corporation or partnership, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation; (2) has the corporate or partnership power and authority, as the case may be, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and to transact the business in which it is now engaged or proposed to be engaged; and (3) is duly qualified as a foreign corporation or partnership, as the case may be, and in good standing under the laws of each other jurisdiction in which the failure to so qualify would result in a Material Adverse Change.

          SECTION 4.2. Corporate Power and Authority. The execution, delivery, and performance by the Borrower and each Subsidiary of each of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not (1) contravene or conflict with the organizational documents of the Borrower or such Subsidiary; (2) violate any provision of, or cause the Borrower or such Subsidiary to be in default under, any law, rule, regulation (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination, or award currently in effect having applicability to the Borrower or such Subsidiary; (3) result in a breach of, or constitute a default under, any material indenture or loan or credit agreement or any other material agreement, lease, or instrument to which the Borrower or such Subsidiary is a party or by which it or its properties may be bound or affected; or (4) result in, or require, the creation or imposition of any Lien (except as permitted pursuant to Section 6.1), upon or with respect to any of the properties now owned or hereafter acquired by the Borrower or such Subsidiary.

          SECTION 4.3. Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents will be, legal, valid, and binding obligations of the Borrower and each of the Subsidiaries (to the extent they are parties to such Loan Documents) enforceable against the Borrower and such Subsidiary (as applicable) in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally and by general principles of equity.

          SECTION 4.4. Financial Statements. The Borrower's audited consolidated financial statements as at December 31, 1995 (for the period beginning March 24, 1995), and the Borrower's unaudited financial statements as at April 21, 1996 (for the period beginning January 1, 1996), have been furnished to each Lender. These financial statements have been prepared in conformity with GAAP and fairly present the financial condition of the Borrower and its Subsidiaries as at such dates and the results of operations for the periods then ended. The unaudited financial statements have been prepared in a manner consistent (except for changes in accounting policies permitted by GAAP which have been or are contemporaneously disclosed in writing to each Lender) with the audited financial statements, except for the lack of normal year-end accruals, reclassifications, and audit adjustments and financial statement footnotes. Since the date of the most recent financial statements supplied to each Lender pursuant to either Section 5.8(1), (2) or (3), whichever is the most recently delivered, there has been no Material Adverse Change. No information, exhibit, or report furnished by the Borrower to the Lenders in connection with the negotiation of this Agreement, considered as a whole with all other information, exhibits and reports furnished to the Lenders in connection with the negotiation of this Agreement or any predecessor agreement, if any, at the time it was furnished (and as modified or superseded by any information, exhibits and reports subsequently furnished to the Lenders), contained any material misstatement of fact or omitted to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not materially misleading; provided, that notwithstanding anything else contained in this Agreement, the

Borrower makes no representation, warranty, or guaranty as to (1) any financial projections furnished to the Lenders (it being understood that such financial projections have been prepared by management of the Borrower on the basis of assumptions which such management believed were reasonable as of the date of such financial projections in light of the historical financial performance of the business of the Borrower and of current and reasonably foreseeable business conditions) or (2) any information supplied by Franchisees or contained in analyst reports or other reports prepared by third parties or derived therefrom unless in the case of this Clause (2) the Borrower has actual knowledge at the time such information is delivered to the Lenders that such information contains a material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading.

          SECTION 4.5. Other Agreements. Neither the Borrower nor any Subsidiary is a party to any material indenture, loan, or credit agreement, or to any material lease or other agreement or instrument, or subject to any charter or corporate restriction which would be breached or accelerated by entering into the Loan Documents or which would have a material adverse effect on the ability of the Borrower to carry out its obligations under the Loan Documents. Neither the Borrower nor any Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument which would result in a Material Adverse Change.

          SECTION 4.6. Litigation. There is no pending or (to the Borrower's knowledge) threatened action or proceeding against or affecting the Borrower or any Subsidiary before any court, governmental agency, or arbitrator, which, in any one case or in the aggregate, is material to the Borrower and its Subsidiaries, taken as a whole, or would adversely affect the ability of the Borrower or any Subsidiary (as applicable) to perform their respective obligations under any Loan Documents (to the extent a party thereto, and other than with respect to any Subsidiary's ability to perform its payment obligations thereunder due to the financial wherewithal of such Subsidiary).

          SECTION 4.7. No Defaults on Outstanding Judgments or Orders. To the best of the Borrower's knowledge, the Borrower and its Subsidiaries have satisfied all material final judgments, and neither the Borrower nor any Subsidiary is in default with respect to any final judgment, writ, injunction, decree, rule, or regulation of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency, or instrumentality, domestic or foreign, which default would result in a Material Adverse Change.

          SECTION 4.8. Governmental and Regulatory Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Borrower or any Subsidiary, as the case may be, of the Loan Documents to which it is a party or for the validity or enforceability thereof.

          SECTION 4.9. Ownership and Liens. The Borrower and each Subsidiary has title to, or valid leasehold interests in, all of its material properties and assets, real and personal, and none of the properties and assets owned by the Borrower or any Subsidiary and none of their leasehold interests is subject to any Lien, except, in each case, such as may be permitted pursuant to Section
6.1 of this Agreement.

          SECTION 4.10. Subsidiaries etc. Schedule 4.10 sets forth as of the initial date of this Agreement (and as of the date of delivery pursuant to Section 5.8(6) of any subsequent Schedule 4.10) a true and correct list of all capital stock, partnership units or other equity interests of any Person owned or otherwise held (including capital stock, partnership units or other equity interests held as collateral) by the Borrower and its Subsidiaries and indicates whether such capital stock, partnership units or other equity interests are owned or held in some other capacity by the Borrower or such Subsidiary.

          SECTION 4.11. ERISA. The Borrower and the ERISA Affiliates are in compliance in all material respects with the applicable provisions of ERISA.

          SECTION 4.12. Real Property. Schedule 4.12 hereto sets forth, as of the Friday immediately preceding the Effective Date (and as of the Friday immediately preceding any date of delivery pursuant to Section 5.8(6) of any subsequent Schedule 4.12), a complete and accurate list of (1) the address and legal descriptions of any real property owned and the address (and, with respect to any such subsequent Schedule 4.12, the legal description) of any real property leased by the Borrower, each Subsidiary and each Financed Franchisee,
(2) with respect to any such subsequent Schedule 4.12, in the case of Fixtures located on property not owned by the Borrower, a Subsidiary or a Financed Franchisee, as the case may be, the name(s) and mailing addresses of the record owners and legal description of such property, and (3) a list of all leases in which any real property is leased to third parties by the Borrower, or any Subsidiary.

          SECTION 4.13. Hazardous Materials. The Borrower and each of its Subsidiaries have obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not result in a Material Adverse Change. The Borrower and each of its Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent that any such failure to comply would not result in a Material Adverse Change.

          There have been no material environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of the Borrower or any of its Subsidiaries in relation to any property or facility now or previously owned or leased by the Borrower or any of its Subsidiaries which have not been made available to the Lenders.

          The Borrower has informed the Lenders in writing of all material non-compliance of the Borrower and each of its Subsidiaries with the terms and conditions of all (1) permits, licenses or authorizations required under all Environmental Laws and (2) other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any applicable regulation, code, plan, order, decree, judgment, injunction notice or demand letter issued, entered, promulgated or approved thereunder.

          SECTION 4.14. Taxes. The Borrower and each Subsidiary have filed all material tax returns (federal, state, and local) required to be filed and have paid all taxes, assessments, and governmental charges and levies thereon which it is aware are due, including interest and penalties, except to the extent the validity thereof is being contested in good faith and by appropriate proceedings.

          SECTION 4.15. Debt. As of the date hereof, Schedule 4.15 sets forth a complete and correct list of all credit agreements, indentures, purchase agreements, guaranties, Capital Leases, and other investments, agreements, and arrangements currently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for bankers' acceptance financing) in respect of which the Borrower or any Subsidiary is in any manner directly or contingently obligated; and the maximum principal or face amounts of the credit in question, which are outstanding and which can be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule.

          SECTION 4.16. General Franchisee Information. Schedule 4.16 hereto sets forth, as of the initial date of this Agreement (and as of the date of delivery pursuant to Section 5.8(6) of any subsequent Schedule 4.16), a true and complete list of the following information for each Franchisee:

          (1) the identity of such Franchisee; and

          (2) the address of each parcel of real property owned or leased by such Franchisee on which such Franchisee operates or plans to operate a Store.

          SECTION 4.17. Collateral Information. Schedule 4.17 hereto sets forth, as of the initial date of this Agreement (and as of the date of delivery pursuant to Section 5.8(6) of any subsequent Schedule 4.17), a true and complete list of the following information:

          (1) Any Debt owed by each Person to the Borrower or any Subsidiary which is evidenced by a promissory note or other instrument (on which Schedule the Borrower has indicated by an asterisk (a) those promissory notes or other instruments which have not yet been delivered to the Agent pursuant to a Pledge Agreement and (b) those Financed Franchisee Loan Documents delivered to the Borrower by any Franchisee which have not yet been assigned to the Lenders pursuant to a Collateral Assignment of Loan);

          (2) Any Liens granted by each Person to the Borrower or any Subsidiary to secure Debt covered by the foregoing Clause (1) and the filing offices in which the Borrower has filed financing statements, mortgages or deeds of trust to perfect such Liens and the acknowledgement numbers or other recording information of such financing statements, mortgages or deeds of trust; and

          (3) Any capital stock, partnership units or other equity interests of each Person which is owned or otherwise held (including for collateral purposes) by the Borrower or any Subsidiary (on which Schedule the Borrower has indicated by an asterisk those certificates evidencing such equity interest which have not been delivered to the Agent pursuant to a Pledge Agreement).

          SECTION 4.18. Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company," or a company

"controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 4.19. Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company act of 1935, as amended.


                                   ARTICLE V

                             AFFIRMATIVE COVENANTS
                             ---------------------

          Unless otherwise consented to in writing by the Required Lenders, so long as the Revolving Note shall remain unpaid or the Lenders shall have any Commitment under this Agreement or any Letter of Credit remains outstanding or any LC Obligations remain unpaid, the Borrower will:

          SECTION 5.1. Maintenance of Existence. Except as otherwise permitted by Section 6.3, preserve and maintain, and cause each Subsidiary to preserve and maintain, its corporate, partnership or other legal entity existence, as the case may be, and good standing in the jurisdiction of its organization or formation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation, partnership or other legal entity, as the case may be, in each jurisdiction in which the failure to so qualify would result in a Material Adverse Change.

          SECTION 5.2. Maintenance of Records. Keep, and cause each Subsidiary to keep, adequate records and books of account.

          SECTION 5.3. Maintenance of Properties. Maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, all of its material properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted; provided, however, the Borrower and each Subsidiary may close Stores in the ordinary course of business, in which event the Borrower shall give prompt written notice to each Lender.

          SECTION 5.4. Conduct of Business. Continue, and cause each Subsidiary to continue (unless causing to so continue would constitute a breach of fiduciary duty), to engage in the operation of Stores and/or in the franchising of Stores to other Persons (and other matters and operations incidental to the foregoing, including, but not limited to the production of bagels, cream cheese and other related food products, the holding of real estate or leasehold interests for Store locations, commissaries and production facilities and the distribution of Store supplies or inventory items), and no other line of business; provided, that after each acquisition by the Borrower or a Subsidiary of preexisting operating assets, the Borrower or such Subsidiary, as the case may be, shall have a reasonable period of time in which to dispose of any assets so acquired which do not relate, and are not being converted, to the operation of Stores or the franchising of Stores to other Persons (and other matters and operations incidental to the foregoing).

          SECTION 5.5. Maintenance of Insurance. Maintain, and cause each Subsidiary to maintain, insurance with commercially reasonable and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof.

          SECTION 5.6. Compliance With Laws. Comply, and cause each Subsidiary to comply, in all material respects with all material applicable laws, rules, regulations, and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property except to the extent the validity thereof is being contested in good faith and by appropriate proceedings.

          SECTION 5.7. Right of Inspection. At any reasonable time and from time to time, permit the Agent and the Lenders or any agent or representative thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any Subsidiary, and to discuss the affairs, finances, and accounts of the Borrower and any Subsidiary with any of their respective officers, directors and employees and the Borrower's independent accountants.

          SECTION 5.8. Reporting Requirements. Furnish to the Agent (and any Lender which requests any of the following documents):

          (1) Retail Period financial statements. As soon as available and in any event within twenty (20) days after the end of each Retail Period of the Borrower (or in the case of the last Retail Period of each fiscal quarter of the Borrower, within thirty (30) days after the end of such Retail Period), consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such Retail Period, consolidated and consolidating statements of operations of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such Retail Period and for the period commencing at the end of the previous Retail Period and ending with the end of such Retail Period, and consolidated and consolidating statements of cash flows of the Borrower and its Subsidiaries for the portion of the fiscal year ended with the last day of such Retail Period and for the period commencing at the end of the previous Retail Period and ending with the end of such Retail Period, all in reasonable detail and for statements of operations, stating in comparative form the respective budget figures for the corresponding period, and a "flash" report of sales by week by unit in the most complete form as previously delivered to the Agent;

          (2) Quarterly financial statements. As soon as available and in any event within thirty (30) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal quarter, consolidated and consolidating statements of operations of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, and consolidated and consolidating statements of cash flows of the Borrower and its Subsidiaries for the portion of the fiscal year ended with the last day of such fiscal quarter, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures for the corresponding date and period in the previous fiscal year and certified by the Chief Financial Officer or any Vice President of the Borrower (in his or her capacity as such, without personal liability therefor) as being prepared consistent with the Borrower's audited annual financial statements (subject to year-end adjustments and changes in accounting policies permitted by GAAP which have been disclosed in writing to the Lenders);

          (3) Annual financial statements. As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, consolidated and consolidating statements of operations of the Borrower and its Subsidiaries for such fiscal year, and consolidated and consolidating statements of cash flows of the Borrower and its Subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date and period in the prior fiscal year and all prepared in accordance with GAAP and as to the consolidated statements accompanied by an opinion thereon reasonably acceptable to the Required Lenders by Arthur Andersen & Co. or other independent accountants selected by the Borrower and reasonably acceptable to the Required Lenders;

          (4) Certificate of no Default. Together with the financial statements furnished by the Borrower under the preceding Clauses (2) and
     (3), a certificate of the Chief Financial Officer or any Vice President of the Borrower (in his or her capacity as such, and without personal liability therefor) (a) certifying that to the best of his or her knowledge no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (b) showing computations calculated as of the last day of the fiscal period then ended demonstrating compliance with each of the covenants contained in Article VII; provided, that with respect to each Computation Period which does not constitute a full fiscal quarter, the Borrower shall deliver in addition to the foregoing a certificate of the Chief Financial Officer or any Vice President of the Borrower (in his or her capacity as such, and without personal liability therefor) showing computations calculated as of the last day of such Computation Period demonstrating compliance with Section 7.5;

          (5) Accountant's reports. (a) Simultaneously with the delivery of the annual financial statements referred to in Section 5.8(3), a certificate of the independent public accountants who audited such statements to the effect that, in making the examination necessary for the audit of such statements, they have obtained no knowledge of any condition or event which constitutes a Default or Event of Default, or if such accountants shall have obtained knowledge of any such condition or event, specify in such certificate each such condition or event of which they have knowledge and the nature and status thereof; and (b) promptly upon receipt thereof, copies of any reports submitted to the Borrower or any Significant Subsidiary by independent certified public accountants in connection with examination of the financial statements of the Borrower or any Significant Subsidiary made by such accountants;

          (6) Updated Schedules. As soon as reasonably available in final form and in any event within ten (10) days after the end of each Retail Period, updated Schedules 4.10, 4.12, 4.16 and 4.17 hereto, which updated schedules shall be deemed as of the date of delivery to amend and restate in their entirety the previously delivered Schedules 4.10, 4.12, 4.16 and 4.17;

          (7) Notice of litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting the Borrower or any Subsidiary, which, in any one case or in the aggregate, are material to the Borrower and its Subsidiaries taken as a whole, or adversely affect the ability of the Borrower to perform its obligations under the Loan Documents;

          (8) Notice of Defaults and Events of Default. Immediately after the Borrower becomes aware of the occurrence of a Default or Event of Default arising from any lease entered into in connection with the incurrence of Permitted Sale Lease Back Debt, and as soon as possible and in any event within three (3) Business Days after the Borrower becomes aware of the occurrence of any Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto;

          (9) ERISA reports. Promptly after the filing or receiving thereof, copies of all substantive reports, including annual reports, and notices which the Borrower or any Subsidiary files with or receives from the PBGC or the U.S. Department of Labor under ERISA;

     and as soon as possible and in any event within thirty (30) days after the Borrower or any Subsidiary knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, the Borrower will deliver to the Agent a certificate of the Chief Financial Officer or Vice President -Finance of the Borrower (in his or her capacity as such and with no personal liability therefor) setting forth details as to such Reportable Event or Prohibited Transaction or Plan termination and the action the Borrower proposes to take with respect thereto;

          (10) Reports to other creditors. Promptly after the furnishing thereof, copies of any material statement or report furnished to any other creditor (other than BCI) of the Borrower pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the Agent or the Lenders pursuant to any other clause of this Section 5.8;

          (11) Proxy statements, etc. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements, and reports which the Borrower or any Subsidiary sends to its stockholders, and copies of all regular, periodic, and special reports, and all registration statements which the Borrower or any Subsidiary files with the Securities and Exchange Commission (or any governmental authority which may be substituted therefor) or with any national securities exchange;

          (12) Financed Franchisee Loan Documents. Promptly after the execution and delivery by a Financed Franchisee of any Financed Franchisee Loan Documents, copies of such Financed Franchisee Loan Documents;

          (13) Financed Franchisee and Financed Subsidiary financial statements. As soon as available and in any event within thirty (30) days after the end of each of the first three fiscal quarters of each fiscal year of each Financed Franchisee and each Financed Subsidiary, and as soon as available and in any event within ninety (90) days after the end of each fiscal year of each Financed Franchisee and each Financed Subsidiary, balance sheets of each such Financed Franchisee and each such Financed Subsidiary as at the end of such fiscal quarter or fiscal year, statements of operations of each such Financed Franchisee and each such Financed Subsidiary for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter or fiscal year, and statements of cash flows of each such Financed Franchisee and each such Financed Subsidiary for the portion of the fiscal year ended with the last day of such fiscal quarter or fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year and either (A) certified by the Chief Financial Officer or Vice President - Finance of the Borrower (in his or her capacity as such, without personal liability therefor) as being, to the best of such officer's knowledge, prepared in accordance with GAAP or
     (B) certified to the Lenders by the chief financial officer or treasurer of such Financed Franchisee or Financed Subsidiary as accurate, subject to changes resulting from normal, recurring year-end adjustments; and

          (14) General information. Such other information respecting the condition or operations, financial or otherwise, of the Borrower or any Subsidiary as the Agent or any Lender may from time to time reasonably request.

          SECTION 5.9. Environmental Laws. Use and operate, and cause each Subsidiary to use and operate, all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all hazardous substances in material compliance with all applicable Environmental Laws, except to the extent the failure to comply with the foregoing would not result in a Material Adverse Change; and provide such information and certifications which the Agent or any Lender may reasonably request from time to time to evidence compliance with this Section.

          SECTION 5.10. Notes, Certificates and Other Collateral. Commencing on the Effective Date, deliver to the Agent (1) promptly and in no event more than ten (10) Business Days after receipt (a) all promissory notes and other instruments evidencing any Debt owed by any Person to the Borrower or any Subsidiary, other than with respect to any notes and other instruments evidencing Debt in an aggregate principal amount not to exceed at any one time outstanding $125,000 and in an individual principal amount not to exceed at any one time outstanding $20,000, and (b) all certificates (together with duly executed stock powers) evidencing capital stock, partnership units or other equity interests of any Person (other than capital stock issued by the Borrower) which are owned or otherwise held (including capital stock, partnership units or other equity interests held as collateral) by the Borrower or any Subsidiary; and, simultaneously with the delivery of such promissory notes, instruments or certificates, an updated Attachment 1 to the respective Pledge Agreement indicating, as appropriate, such Person as a "Pledged Note Issuer" and/or a "Pledged Share Issuer" (as such terms are defined in the Pledge Agreement) and
(2) promptly upon execution and delivery of any Financed Franchisee Loan Documents, an updated Schedule 1.1(B) to the Collateral Assignment of Loan which shall include reference to such Financed Franchisee Loan Documents. All such promissory notes, instruments and certificates shall be held by the Agent in accordance with, and subject to, the respective Pledge Agreement; provided, that the Agent's interest therein shall not exceed the interest of the Borrower or such Subsidiary, as the case may be, therein and shall terminate and be promptly released in accordance with the documentation by which the Borrower or such Subsidiary holds such interest; and provided further that the Agent shall take such action with respect to the foregoing promissory notes, instruments and certificates as the Borrower or such Subsidiary may reasonably instruct (so long as such action is either mandatory pursuant to the documentation by which the Borrower or such Subsidiary holds such promissory notes, instruments or certificates, if held as Collateral, or is consistent with the terms of this Agreement and the other Loan Documents) in order to comply with the terms of the documentation by which the Borrower or such Subsidiary holds such interest.

          SECTION 5.11. Subsidiary Defaults. Upon the occurrence of any Subsidiary Default, allow the Agent to participate in any negotiations conducted between the affected Subsidiary and the lender of the affected indebtedness.

          SECTION 5.12.  Annual Clean-Up.  For a period of not less than sixty
(60) consecutive days during each rolling period of thirteen (13) Retail Periods, reduce the aggregate outstanding principal amount of Revolving Loans plus accrued interest thereon to zero.


                                   ARTICLE VI

                               NEGATIVE COVENANTS
                               ------------------

          From and after the date hereof, so long as the Revolving Note shall remain unpaid or any Lender shall have any Commitment under this Agreement or any Letter of Credit remains outstanding or any LC Obligations remain unpaid, the Borrower will not:

          SECTION 6.1. Liens. Create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur, assume, or suffer to exist (unless failure to so permit would constitute a breach of fiduciary duty), any Lien upon or with respect to any of its properties, now owned or hereafter acquired, except:

          (1)  Liens in existence on the Effective Date and described in
     Schedule 6.1;

          (2) As to property which is Collateral, any Liens in favor of the Agent arising under the Collateral Documents;

          (3) Liens securing obligations of a Subsidiary to the Borrower or a Wholly-Owned Subsidiary;

          (4) Liens for taxes or assessments or other government charges or levies if not yet due and payable or, if due and payable, if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

          (5) Liens imposed by law, such as mechanics', repairmen's, materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than thirty (30) days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

          (6) Liens under workmen's compensation, unemployment insurance, social security, or similar legislation;

          (7) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

          (8) Judgment and other similar Liens arising in connection with court proceedings, provided, that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

          (9) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by the Borrower or any Subsidiary of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

          (10)  Liens securing Debt of the types permitted by Clauses (6) and
     (10) of Section 6.2; provided, that in the case of such Clause (10) such Liens only attach to the assets which are the subject of such Permitted Sale Leaseback Debt and general intangible interests associated therewith; and

          (11) Purchase money Liens on any property owned or hereafter acquired or the assumption of any Lien on property existing at the time of such acquisition, or a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease, provided, that:

               (a) Any property subject to any of the foregoing is acquired by the Borrower or any Subsidiary in the ordinary course of its respective business and the Lien on any such property is created contemporaneously with or prior to such acquisition;

               (b) The obligation secured by any Lien so created, assumed, or existing shall not exceed ninety percent (90%) of the lesser of cost or fair market value as of the time of acquisition of the property covered thereby to the Borrower or Subsidiary acquiring the same;

               (c) Each such Lien shall attach only to the property so acquired and fixed improvements thereon; and

               (d) The Debt of the Borrower which is secured by such Liens plus the Debt of all Subsidiaries secured by such Liens arising after such Persons become Subsidiaries shall not exceed at any time outstanding in the aggregate $500,000.

          SECTION 6.2. Debt. Create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur, assume, or suffer to exist (unless failure to so permit would constitute a breach of fiduciary duty), any Debt, except:

          (1)  Debt of the Borrower under this Agreement or the Revolving Note;

          (2) Debt described in Schedule 4.15, but no renewals, extensions, or refinancings thereof;

          (3) Accounts payable to trade creditors for goods or services which are not aged more than ninety (90) days from billing date incurred in the ordinary course of business and paid within the specified time, unless contested in good faith and by appropriate proceedings;

          (4) Debt of any Subsidiary to the Borrower provided such Debt complies with any applicable requirements set forth in Section 6.8;

          (5) Debt of the Borrower arising with respect to Borrower's commitment to provide funds to any Financed Franchisee or to any Financed Subsidiary so long as such commitment to provide funds complies with the requirements set forth in Section 6.8;

          (6) Debt which constitutes indebtedness for borrowed money owed by a Financed Franchisee to a Person other than the Borrower which indebtedness is in existence on the date such Financed Franchisee becomes a Financed Subsidiary, and any renewal, extension or refinancing of such Debt, provided, that as of and after giving effect to such Financed Franchisee becoming a Financed Subsidiary no Default or Event of Default shall exist or be continuing, and provided further, that the outstanding principal amount of such

     Debt shall at no time exceed the principal amount of such Debt outstanding on the date such Financed Franchisee becomes a Financed Subsidiary;

          (7)  Debt which is secured by Liens of the type described in Clause
     (11) of Section 6.1;

          (8)  Debt of the type permitted by Sections 6.4 and 6.9;

          (9) the BCI Convertible Debt, as it may be extended from time to time;

          (10)  Permitted Sale Leaseback Debt;

          (11) Debt incurred in connection with Hedging Agreements entered into by the Company or any Subsidiary;

          (12)  other unsecured Subordinated Debt owed to BCI; and

          (13) Unsecured Debt not of the type described in the foregoing Clauses (1) through (12) in an aggregate principal amount not to exceed at any one time $250,000

          SECTION 6.3. Mergers, Etc. Merge or consolidate with, or sell, assign, lease, liquidate, dissolve or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, or acquire all or substantially all of the assets or the business of any Person, or permit any Subsidiary to do so (unless failure to so permit would constitute a breach of fiduciary duty), except that: (1) any Subsidiary may merge into or consolidate with or transfer assets to the Borrower or a Wholly-Owned Subsidiary, provided, that in the case of a Subsidiary which is a Special Purpose Subsidiary the only assets of the Subsidiary so merged, consolidated or transferred shall be assets of the type permitted pursuant to the definition of "Special Purpose Subsidiary"; (2) any Wholly-Owned Subsidiary may be dissolved; (3) the Borrower or any Subsidiary may acquire all or substantially all of the assets or the business of any Person, provided that in the case of a Special Purpose Subsidiary the only assets so acquired shall be of a type permitted pursuant to the definition of "Special Purpose Subsidiary", and provided further, that as of and after giving effect to such acquisition no Default or Event of Default shall exist or be continuing; and (4) the Borrower may acquire capital stock, partnership units or other equity interests of a Financed Franchisee or a Subsidiary in compliance with Clause (2) of Section 6.8.

          SECTION 6.4. Leases. Create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur, assume, or suffer to exist (unless failure to so permit would constitute a breach of fiduciary duty), any obligation as lessee for the rental or hire of any real or personal property, except: (1) operating leases of personal property and Capital Leases which do not give rise to any Lien except those permitted by Section 6.1 and leases which would be Capital Leases except that because of their immateriality GAAP does not require them to be capitalized on the books of the lessee; (2) leases existing on the date of this Agreement and any extensions or renewals thereof; (3) any leases of real property entered into after the Effective Date on which the Borrower or a Franchisee operates or plans to operate a Store or which the Borrower or any Subsidiary uses or intends to use for office space, commissary or production facilities or similar purposes; provided, however, that (a) with respect to any leases to which the Borrower or any Subsidiary is a party and the term of which exceeds six months, the Borrower or such Subsidiary, as the case may be, shall have theretofore delivered to the Agent a Collateral Assignment of Lease and such financing statements as the Agent shall reasonably request as necessary to perfect the Agent's security interest in all Fixtures and leasehold improvements (unless despite the best efforts of the Borrower or such Subsidiary, as the case may be, (which shall not require unreasonable action) such Collateral Assignment and financing statements have not been consented to by the Landlord, where such consent is required by such lease) duly executed by the Borrower or such Subsidiary, as the case may be, and used its best efforts (which shall not require unreasonable efforts) to obtain a Landlord's Consent executed by the landlord thereof, which Landlord's Consent, if any, shall be delivered to the Agent, together with such other documentation as shall be necessary in the reasonable determination of the Agent to effect the assignment of the rights, title and interest of the Borrower or such Financed Subsidiary, as the case may be, in and to such leased real property and (b) within one year from the rent commencement date for such lease, the Borrower or a Franchisee shall be operating a Store, office, commissary or production facility on the premises covered by such lease unless the operation of such Store is delayed due to local zoning, licensing or permitting issues, acts of God or other matters which are not within the control of the Borrower or Franchisee, as the case may be; and (4) leases between the Borrower and any Subsidiary or between any Subsidiaries.

          SECTION 6.5. Sale and Leaseback. Sell, transfer, or otherwise dispose of, or permit any Subsidiary to sell, transfer, or otherwise dispose of (unless failure to so permit would constitute a breach of fiduciary duty), any real or personal property or fixtures to any Person and thereafter directly or indirectly lease back the same or similar property, except in connection with the incurrence of Permitted Sale Leaseback Debt.

          SECTION 6.6. Dividends. Declare or pay, or permit any of its Subsidiaries (other than any of its Wholly-Owned Subsidiaries) to declare or pay, any dividends; or purchase, redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding; or make any distribution of assets to its stockholders as such whether in cash, assets, or obligations of the Borrower; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of, any shares of its capital stock; or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock; or permit any of its Subsidiaries (other than any of its Wholly-Owned Subsidiaries or unless failure to so permit would constitute a breach of fiduciary duty) to do any of the foregoing or to purchase or otherwise acquire for value any stock of the Borrower or another Subsidiary (other than a Wholly-Owned Subsidiary); provided, that (1) the Borrower may declare and deliver dividends and make distributions payable solely in capital stock of the Borrower and (2) the Borrower may make scheduled dividend payments or redemptions on its Series A Preferred Stock as long as no Default or Event of Default has occurred and is continuing or would have resulted from the payment of such dividend or redemption if such dividend was paid or redemption made on the last day of the most recent fiscal period of the Borrower for which financial statements have been delivered to the Agent pursuant to Section 5.8(2) or (3), as the case may be.

          SECTION 6.7. Sale of Assets. Sell, lease, assign, transfer, or otherwise dispose of, or permit any Subsidiary to sell, lease, assign, transfer, or otherwise dispose of (unless failure to so permit would constitute a breach of fiduciary duty), any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of Subsidiaries, receivables, and leasehold interests), except: (1) for assets disposed of in the ordinary course of business or in connection with the incurence of Permitted Sale Leaseback Debt; (2) the sale or other disposition of assets no longer used or useful in the conduct of its business; (3) that any Subsidiary may sell, lease, assign, or otherwise transfer its assets to the Borrower or any Wholly-Owned Subsidiary unless in the case of a Subsidiary which is a Special Purpose Subsidiary, such assets are not of a type permitted pursuant to the definition of "Special Purpose Subsidiary"; (4) that the Borrower or any Subsidiary may sell, lease, assign or otherwise transfer to a Franchisee any real property, leasehold interests or personal property associated with the operation of Stores, offices, commissaries or production facilities; provided that such sale, lease, assignment or transfer is on commercially reasonable terms negotiated at arms' length and that after giving effect to such sale, lease, assignment or transfer no Default or Event of Default shall exist or be continuing; (5) any issuances or sales of the capital stock, partnership units or other equity interests of any Subsidiary or other Person permitted pursuant to Section 6.11; (6) other dispositions by the Borrower or any Subsidiary not of the type described in the foregoing Clauses
(1) through (5) provided that the aggregate amount of all such dispositions shall not exceed $250,000 during the term of this Agreement; and (7) the Borrower may sell the BCI Exempted Stock and the BCI Control Stock in accordance with Clause (5) of Section 6.8.

          SECTION 6.8. Investments. Make, or permit any Subsidiary to make (unless failure to so permit would constitute a breach of fiduciary duty), any loan or advance to any Person, or purchase or otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, any capital stock, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person except: (1) loans and advances made by the Borrower to (a) Financed Franchisees; provided, that (i) the initial loans or advances to any Financed Franchisee are or have been made pursuant to Financed Franchisee Loan Documents, (ii) such loans or advances are evidenced by promissory notes duly pledged to the Agent under the Pledge Agreement, (iii) all such loans and advances to Financed Franchisees shall be secured in the manner described in paragraph (3) of Schedule 1.1(A), (iv) all Liens in favor of the Borrower securing such loans and advances are duly perfected within 30 days of the initial loan or advance to such Financed Franchisee, and (v) the aggregate principal amount of all loans and advances made by the Borrower to any Financed Franchisee under the Financed Franchisee Loan Documents shall not exceed at any time an amount equal to the products of four (4) multiplied by the aggregate amount of all capital contributions theretofore made to such Financed Franchisee; (b) Financed Subsidiaries; provided, that (i) such loans and advances are made pursuant to Financed Subsidiary Loan Documents, (ii) such loans or advances are evidenced by promissory notes duly pledged to the Agent under the Pledge Agreement and (iii) all Liens in favor of the Borrower securing such loans and advances are duly perfected prior to the initial loan or advance thereunder; (c) Wholly-Owned Subsidiaries, provided that (i) such loans and advances are evidenced by promissory notes duly pledged to the Agent under the Pledge Agreement and (ii) such Wholly-Owned Subsidiary shall have duly executed and delivered to the Agent a Guaranty and a Security Agreement, together with duly executed financing statements and fixture filings to be filed under the Uniform Commercial Code of all jurisdictions necessary or, in the opinion of the Agent, desirable to perfect the security interest created by such Security Agreement; and (d) loans and advances to Financed Franchisees arising from Permitted Sale Leaseback Debt to the extent the subleasing by the Borrower to a Financed Franchisees (or Harlan Bakeries, Inc. or any of its Affiliates) in connection with Permitted Sale Leaseback Debt may be regarded as a loan or advance; (2) the acquisition by the Borrower of the capital stock, partnership units or other equity interests of any Financed Franchisees, Financed Subsidiaries or Subsidiary; provided, that (a) in the case of a Financed Franchisee such Financed Franchisee is not then in default of any payment amount in aggregate in excess of $50,000 to the Borrower under the respective Financed Franchisee Loan Documents and (b) as of and after giving effect to such acquisition no Default or Event of Default shall exist or be continuing; (3) loans and advances made by the Borrower to an employee; provided, that such loans and advances are (a) consistent with past practices and (b) do not exceed an aggregate principal amount at any one time outstanding of $100,000 with respect to such employee or of $250,000 with respect to all employees of the Borrower; (4) strategic investments consisting of purchases or other acquisitions of capital stock, obligations or other securities of any Person or capital contributions to or other investments or acquisitions of any interest in any Person made by the Borrower solely in exchange for its capital stock, as approved by the Board of Directors of the Borrower, provided, that such strategic investments are reasonably related to the Borrower's existing business at the time of such investment; (5) the acquisition of BCI Exempted Stock and BCI Control Stock provided such stock is not owned for more than fifteen (15) Business Days; (6) direct obligations of (or obligations fully guaranteed or insured by) the United States or any agency thereof with maturities of one year or less from the date of acquisition; (7) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank having capital and surplus in excess of One-Hundred Million Dollars ($100,000,000); (8) commercial paper and variable and fixed rate notes issued by any commercial bank having capital and surplus in excess of One Hundred Million Dollars ($100,000,000); (9) commercial paper and variable rate notes issued by, or guaranteed by, any industrial or financial company with a short term commercial paper rating of at least A-2 or the equivalent thereof by Standard & Poor's Corporation or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc., and in each case maturing within one year after the date of acquisition; (10) stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or any Subsidiary; and (11) loans or advances not of the type described in the foregoing Clauses (1) through
(10) in an aggregate principal amount not to exceed at any one time $100,000.

          SECTION 6.9. Guaranties, Etc. Assume, guarantee, endorse, or otherwise be or become directly or contingently responsible or liable, or permit any Subsidiary to assume, guarantee, endorse, or otherwise be or become directly or contingently responsible or liable (unless failure to so permit would constitute a breach of fiduciary duty) for obligations of any Person (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services primarily for the purpose of enabling such Person to make payment of such obligations, or to supply or advance any funds, assets, goods, or services primarily for such purpose, or to maintain or cause such Person to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any Person against loss), except (1) guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (2) guaranties in existence on the Effective Date and described in Schedule 6.9; (3) primary liability for leases transferred to Financed Franchisees in accordance with Clause (4) of Section 6.7; (4) other guaranties of the lease payments of Franchisees and guaranties of Franchisee's liabilities arising under Hedging Agreements to which such Franchisee is a party, provided that as of the date such guaranty is issued and after giving effect to such guaranty, the sum of the aggregate amount of payments due under all such leases described in the foregoing Clause (3) (other than with respect to properties leased by Noah's New York Bagels, Inc. on the Effective Date) during the twelve-month period succeeding such date plus 20% of the aggregate notational amount as of such date of all such Hedging Agreements shall not exceed $1,000,000; and (5) guaranties of Debt permitted solely by Clause (13) of
Section 6.2.

          SECTION 6.10. Transactions With Affiliate. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Financed Franchisee or Affiliate, or permit any Subsidiary to enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Financed Franchisee or Affiliate, except pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms not materially less favorable to the Borrower or such Subsidiary than similar transactions entered into with a Person not a Financed Franchisee or Affiliate; provided that, the foregoing shall not prohibit any transaction effected in accordance with the respective Financed Franchisee Loan Documents.

          SECTION 6.11.  Subsidiary, Etc.

          (1) Create, acquire or otherwise permit to exist any Subsidiaries other than: (a) Special Purpose Subsidiaries; (b) Financed Subsidiaries; and (c) Wholly-Owned Subsidiaries acquired in conformity with Section 6.8; provided, that (i) with respect to any Subsidiary described in Clause (b) of this Section 6.11(1), in the event the Borrower shall directly or indirectly acquire all of the issued and outstanding voting stock (other than qualifying shares of directors), general partners interests or other equity interests having ordinary voting power to elect the board of directors or other managers of such Subsidiary, promptly and in no event later than 10 Business Days after such acquisition such Subsidiary shall execute and deliver to the Agent a Guaranty, and (ii) promptly and in no event later than 10 Business Days after such creation or acquisition all certificates evidencing the shares so created or acquired are pledged to the Agent pursuant to a Pledge Agreement and simultaneously with the delivery of such certificates the Borrower or such Subsidiary, as the case may be, delivers an updated Attachment I to the respective Pledge Agreement indicating such Subsidiary or other Person as a "Pledged Share Issuer";

          (2) Sell or otherwise dispose of any shares of the capital stock, partnership units or other equity interests of any Subsidiary or other Person or permit any Subsidiary to issue any additional shares of its capital stock, partnership units or other equity interest, other than: (1) in connection with stock splits, stock dividends or similar issuances, (2) directors qualifying shares or (3) shares, partnership units or other units issued (a) for fair consideration, (b) to the Borrower upon exercise of the Borrower's conversion rights, options, first refusal rights or preemptive rights provided in the Financed Franchisee Loan Documents or otherwise, or (c) to employees of such Subsidiary upon exercise of employee stock, unit or other equity options; provided, that in the case of the foregoing Clause (2)(c), at the time such options are granted the exercise price is not less than the fair market value of such stock, unit or other equity interest and, provided, further that after giving effect to the issuance of stock, units or other equity interest upon exercise of such options, the issuer would continue to be a Subsidiary.

          SECTION 6.12. Real Property. Purchase or otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, title to any real property (excluding leasehold improvements) without the prior written consent of the Required Lenders, except that (1) the Borrower, any Financed Subsidiary or any Special Purpose Subsidiary may purchase or acquire real property on which Stores, offices, commissaries or production facilities are to be operated, (2) the Borrower or any Subsidiary may purchase or acquire real property to be used for office space or similar purposes, and (3) the Borrower, any Financed Subsidiary and any Special Purpose Subsidiary may purchase or acquire real property in connection with an acquisition permitted pursuant to Clause (3) of
Section 6.3; provided that in each case, (i) the Agent shall have a first perfected lien on such real property together with an ALTA Loan Policy of Title Insurance including such endorsements as the Agent may reasonably request, insuring the Agent in an amount equal to the appraised value (or the Borrower's cost thereof if no appraisal is available) of such parcel and subject only to such items as shall have been approved by the Agent, (ii) Lenders shall be reasonably satisfied that at the time of the acquisition thereof, such real property is in material compliance with all Environmental Laws and meets such other conditions as the Lenders may reasonably require and (iii) at no time shall the book value of all real property owned by the Borrower on a consolidated basis (less the book value of any leasehold improvements thereon) exceed an aggregate amount equal to one percent (1%) of the Borrower's then total consolidated assets.

          SECTION 6.13. Financed Franchisee Loan Documents. Amend, modify or otherwise waive in any respect the terms, conditions or provisions of any Financed Franchisee Loan Document if but for such amendment, modification or waiver and any previous amendments, modifications or waivers, the Financed Franchisee party to such Financed Franchisee Loan Documents would have outstanding payment defaults aggregate in excess of $50,000 thereunder or if such amendment, modification or waiver would otherwise cause such documents to no longer meet each of the requirements set forth on Schedule 1.1(A).

          SECTION 6.14. Subordinated Debt. Make any payment or prepayment with respect to any Subordinated Debt, except that prior to an Event of Default,
(i) interest may be paid on Subordinated Debt, and (ii) Subordinated Debt and interest thereon may be converted into equity of the Borrower or may be prepaid solely from the proceeds of a substantially contemporaneous issuance of equity or Subordinated Debt of the Borrower; provided, that within fifteen (15) Business Days of the receipt of any BCI Exempted Stock, the Borrower may prepay principal of the BCI Convertible Debt by an amount equal to the net cash proceeds received from the disposition of such BCI Convertible Stock.

          SECTION 6.15. Use of Proceeds; Margin Regulations. Use (or suffer or permit any Subsidiary to use) any portion of the Revolving Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Securities Exchange Act of 1934, and regulations promulgated thereunder. The proceeds of the Revolving Loans and the Letters of Credit are to be used solely for the purposes set forth in and permitted by Section 2.10.

          SECTION 6.16. Take or Pay Contracts. Enter, and will not permit any of its Subsidiaries to enter, into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by the Borrower or such Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it.


                                  ARTICLE VII

                              FINANCIAL COVENANTS
                              -------------------

          So long as the Revolving Note shall remain unpaid or any Lender shall have any Commitment under this Agreement or any Letter of Credit remains outstanding or any LC Obligations remain unpaid, the Borrower will:

          SECTION 7.1. Store Revenue. Maintain during each Retail Period ending after the second fiscal quarter of the Borrower's 1996 fiscal year, an average weekly gross revenue during such Retail Period per Store for all Stores (whether operated by the Borrower or a Franchisee) of not less than: (1) in the case of each Retail Period occurring within one year after the Effective Date, $12,000 and (2) at all times thereafter, $14,000; provided that, for purposes of the certificate to be delivered pursuant to Section 5.8(4), the Borrower shall demonstrate compliance with this Section 7.1 by calculating the average weekly gross revenue during each Retail Period per Store for all Stores for each Retail Period occurring during the fiscal period covered by such certificate.

          SECTION 7.2. Interest Coverage Ratio. Maintain as of the last day of each fiscal quarter of the Borrower set forth below, a ratio of (1) EBITDAL for such fiscal quarter to (2) Consolidated Interest Charges plus Financial Lease Payments for such fiscal quarter of not less than the ratio set forth below opposite such fiscal period:

     Prior to any conversion of the BCI Convertible Debt into equity:

          Fiscal Quarter/Year       Interest Coverage Ratio
          -------------------       -----------------------

          2nd, 3rd and 4th, 1996    1.00:1.00
          1st and 2nd, 1997         1.50:1.00
          3rd, 1997                 2.00:1.00
          4th, 1997                 2.25:1.00
          thereafter                2.50:1.00

     After any conversion of the BCI Convertible Debt into equity:

          Fiscal Quarter/Year       Interest Coverage Ratio
          -------------------       -----------------------

          2nd, 1996                 1.00:1.00
          3rd and 4th, 1996         2.00:1.00
          thereafter                2.50:1.00

It being understood that prior to September 1, 1996, interest with respect to the Subordinated Debt owed to BCI from the Borrower shall be excluded from the calculation set forth in this Section 7.2.

          SECTION 7.3. Total Capital (Junior). Maintain at all times during each fiscal quarter of the Borrower set forth below (but tested as of the last day of such fiscal quarter), Total Capital (excluding the principal amount of all Revolving Loans then outstanding) of not less than the sum of (1) all Net Proceeds received after the Effective Date plus (2) the amount set forth below opposite such fiscal period:

          Fiscal Quarter/Year            Total Capital
          -------------------            -------------

           3rd, 4th, 1996                $105,000,000
           1st, 2nd, 3rd, 4th 1997       $115,000,000
             thereafter                  $130,000,000

          SECTION 7.4. Consolidated Senior Debt to Total Capital Ratio. Maintain at all times (but tested as of the last day of each fiscal period of the borrower) a ratio of (1) Senior Indebtedness to (2) Total Capital of not greater than .40:1.00.

          SECTION 7.5. Maximum Senior Indebtedness to EBITDAL. Maintain as of the last day of each Computation Period occurring during the fiscal quarters of the Borrower set forth below, a ratio of Senior Indebtedness to EBITDAL for such Computation Period of not less than the ratio set forth below opposite the respective fiscal period in which such Computation Period occurs:

          Fiscal Quarter/Year            Senior Indebtedness
          -------------------            -------------------
                                         to EBITDAL
                                         ----------

             2nd and 3rd, 1996           4.00:1.00
             thereafter                  3.00:1.00


                                  ARTICLE VIII

                               EVENTS OF DEFAULT
                               -----------------

          SECTION 8.1. Events of Default. If any of the following events ("Events of Default") shall occur:

          (1) The Borrower should fail to pay (a) the principal of, or interest or fee on, the Revolving Note as and when due and payable and in the case of interest or fees such failure shall continue for two (2) Business Days or (b) any reimbursement obligation, interest or fee with respect to any LC Obligation which is not satisfied by a deemed disbursement of a Floating Rate Revolving Loan or otherwise as provided under Section 2.9A and such failure shall continue for seven (7) Business Days;

          (2) Any representation or warranty made or deemed made (pursuant to Sections 3.2(1)(a) or 5.8(6)) by the Borrower in this Agreement or any other Loan Document or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document shall prove, in light of the circumstances under which it was made, to have been incorrect in any material respect on or as of the date made or deemed made;

          (3) The Borrower or any Subsidiary shall fail to perform or observe any term, covenant or agreement contained in Sections 6.3, 6.6, 6.9, 6.10, 6.12, 6.13, and 6.14 of this Agreement applicable thereto;

          (4) The Borrower or any Subsidiary shall fail to perform or observe any term, covenant or agreement contained in Sections 6.1, 6.2, 6.5, 6.7, 6.8, 6.11, 7.1 through 7.5, 10.6 or 10.12 of this Agreement and such failure shall continue for four (4) Business Days after the earlier of discovery, notification or final calculation thereof applicable thereto;

          (5) The Borrower or any Subsidiary shall fail to perform or observe any other term, covenant, or agreement contained in any Loan Document applicable thereto (other than the Revolving Note and those Sections referenced in the foregoing Clauses (3) and (4)) on its part to be performed or observed and such failure shall continue for fifteen (15) Business Days following notice thereof from the Agent or the Required Lenders;

          (6) the Borrower or any Subsidiary shall (a) fail to make any payment of principal, interest, premium, rents or fees with respect to any indebtedness for borrowed money (other than the

     Revolving Note) of the Borrower or such Subsidiary in an amount in excess of $100,000, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and any applicable grace periods shall have expired, or (b) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any indebtedness for borrowed money (other than the Revolving Note) of the Borrower or such Subsidiary in an amount in excess of $100,000, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration, after the giving of notice, of the maturity of such indebtedness, unless such failure to perform or observe shall be waived by the holder of such indebtedness or Financial Lease Debt without any material payment or other material accommodation on the part of the Borrower or such Subsidiary; or any such indebtedness or Financial Lease Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

          [(7)  THIS CLAUSE IS INTENTIONALLY RESERVED]

          (8) The Borrower or any of its Significant Subsidiaries (a) shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as such debts become due; or (b) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (c) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period of sixty (60) days or more; or (e) by any act or omission shall indicate its consent to, approval of, or knowing acquiescence in any such petition, application, or proceeding, or order for relief, or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (f) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of sixty (60) days or more (the foregoing Events of Defaults set forth in this Section 8.1(8) with respect to any Subsidiary, each a "Subsidiary Default");

          (9) Any Financed Franchisee shall fail to pay any sum owed to the Borrower in connection with indebtedness for borrowed money (including any interest or premium thereon) in an aggregate amount in excess of $100,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and any applicable grace period shall have expired;

          (10) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Article VII of this Agreement as of the end of the most recent fiscal period for which financial statements have been delivered to the Lenders pursuant to Section 5.8(2) or (3), as adjusted to reflect any loss, reserve, writeoffs or contingency for any event described in this Section 8.1(10), as calculated on a preliminary basis as of no later than the fifth Business Day following the occurrence of any of the following events: Any Financed Franchisee (a) shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as such debts become due; or (b) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (c) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period of sixty (60) days or more; (e) by any act or omission shall indicate its consent to, approval of, or knowing acquiescence in any such petition, application, or proceeding, or order for relief, or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (f) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of sixty (60) days or more;

          (11) One or more judgments, decrees, or orders for the payment of money in excess of $100,000 in the aggregate shall be rendered against the Borrower or any of its Subsidiaries, and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of twenty (20) consecutive days without being vacated, discharged, satisfied, escrowed, stayed or bonded pending appeal;

          (12) Any of the following events occur or exist with respect to the Borrower or any ERISA Affiliate: (a) any Prohibited Transaction involving any Plan; (b) any Reportable Event with respect to any Plan; (c) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (d) any event or circumstance that might reasonably constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (e) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, would be reasonably likely in the opinion of the Agent to subject the Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed $100,000 and such event or condition remains unsatisfied after fifteen (15) Business Days from its initial occurrence or results in a Lien (subject to Liens permitted under Section 6.1) on Borrower's assets;

          (13) (a) the Security Agreement or the Trademark Security Agreement shall at any time after its execution and delivery and for any reason (other than due to the action or inaction of the Agent or its attorneys or agents) cease: (i) to create a valid security interest in and to the property purported to be subject to such Security Agreement or Trademark Security Agreement, as the case may be, (subject to Liens permitted under Section 6.1), or (ii) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Borrower or any Subsidiary, as the case may be, or the Borrower or any Subsidiary, as the case may be, shall deny it has any further liability or obligation under or shall fail to perform any of its material obligations under such Security Agreement or Trademark Security Agreement, as the case may be (subject to any applicable grace periods set forth therein), or (b) the Agent's Lien granted under any Collateral Document shall cease to be a first-priority Lien subject only to such exceptions as are permitted in this Agreement; or

          (14) The Pledge Agreement shall, at any time after its execution and delivery and for any reason (other than due to the action or inaction of the Agent or its attorneys or agents) cease (a) to create a valid security interest in and to the instruments, capital stock, partnership units and other equity interests purported to be subject to such Pledge Agreement (subject to the Liens permitted under Section 6.1) or (b) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Borrower, or the Borrower shall deny it has any further liability or obligation under or shall fail to perform its material obligations under the Pledge Agreement (subject to any applicable grace periods set forth therein);

          (15) Any Guaranty shall, at any time after its execution and delivery and for any reason cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the respective Subsidiary, or the respective Subsidiary shall deny it has any further liability or obligation under or shall fail to perform its material obligations under such Guaranty (subject to any applicable grace periods set forth therein);

          (16) The BCI Subordination Agreement shall, at any time after its execution and delivery and for any reason cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by BCI, or BCI shall deny it has any further liability or obligation under or shall fail to perform its material obligations under the BCI Subordination Agreement; or

          (17)  There shall occur a Material Adverse Change; or

          (18)  There shall occur a Change of Control.

          SECTION 8.2. Effect of Event of Default. If any Event of Default described in Section 8.1(8) shall occur, automatically the Commitment of each of the Lenders and the agreement of the Issuing Lender to issue Letters of Credit hereunder shall immediately terminate and the outstanding principal amount of the Revolving Note, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents shall become immediately due and payable; and, in the case of any other Event of Default, the Agent may (or shall, upon the written request of the Required Lenders), by notice to the Borrower, (1) declare the Commitment of each of the Lenders and the agreement of the Issuing Lender to issue Letters of Credit to be terminated, and (2) declare the outstanding principal amount of the Revolving Note, all interest thereon, and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Revolving Note, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower. The Agent shall promptly notify each Lender of such declaration, but failure to notify the Lenders shall not impair the effect of such declaration.


                                  ARTICLE IX

                                   THE AGENT

          SECTION 9.1. Authorization and Action. Each Lender hereby (subject to Section 9.6) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers to the extent provided herein or in any document or instrument delivered hereunder or in connection herewith, together with such other action as may be reasonably incidental thereto (including, without limitation, the execution and delivery of any releases and other instruments which the Agent is hereby authorized and obligated to make in connection with any Collateral that is sold or otherwise disposed of by the Borrower in accordance with the express terms and conditions of this Agreement and the other Loan Documents). As to matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of this Agreement or any Loan Document) the Agent shall not be required to exercise any discretion, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders and such instructions shall be binding upon all Lenders. Under no circumstances shall the Agent be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or to the Loan Documents or applicable law.

          SECTION 9.2. Liability of the Agent to the Lenders. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to any Lender for any action taken or omitted to be taken by it or them under or in connection with this Agreement and the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent (1) may treat any Lender as such until the Agent receives an executed Assignment Agreement entered into between a Lender and an Assignee pursuant to Section 10.5 hereof; (2) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts or consultants selected by it; (3) shall not be liable for any action taken or omitted to be taken in good faith by the Agent in accordance with the advice of counsel, accountants, consultants or experts; (4) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any recitals, statements, warranties or representations, whether written or oral, made in or in connection with this Agreement or the Loan Documents; (5) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, obligations, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including, without limitation, any books and records) of the Borrower; provided, that with respect to the foregoing the Agent shall use reasonable efforts to perform the duties of an administrative agent under a credit agreement of similar content and form; (6) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any Loan Document, any support or security, or any other document furnished in connection with any of the foregoing; and (7) shall incur no liability under or in respect of this Agreement or any Loan Document by action upon any written notice, statement, certificate, order, telephone message, facsimile or other document which the Agent believes in good faith to be genuine and correct and to have been signed, sent or made by the proper Person.

          SECTION 9.3. Bank of America Illinois and Affiliates. With respect to Loans made by it Letters of Credit issued by it, Bank of America Illinois shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Agent or the Issuing Lender; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Bank of America Illinois in its individual capacities. Bank of America Illinois and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower and any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Bank of America Illinois was not the Agent or the Issuing Lender and without any duty to account therefor to the Lenders.

          SECTION 9.4. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 4.4 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION 9.5. Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed by the Borrower), ratably according to their Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or assessed against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any action taken or omitted by the Agent under this Agreement or the other Loan Documents; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct; and provided further, that no Lender shall be liable for any portion of any out-of-pocket expenses incurred by Agent which would otherwise be paid by the Borrower hereunder but for Agent's waiver of such expenses. Without limiting any of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its Percentage of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under this Agreement or any other Loan Document to the extent that the Agent is not reimbursed for such expenses by the Borrower. All obligations provided for in this Section 9.5 shall survive termination of this Agreement.

          SECTION 9.6. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders upon thirty (30) days' prior written notice to the Agent. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent (which Agent shall be approved by the Borrower, which approval shall not be unreasonably withheld). If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent (which Agent shall be approved by the Borrower, which approval shall not be unreasonably withheld) which shall be either a Lender or a commercial bank having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations in its capacity as Agent under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

          SECTION 10.1. Waivers and Amendments. The provisions of this Agreement and of each of the other Loan Documents may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and; provided, further, that no such amendment, modification or waiver:

          (a) which would modify any requirement hereunder that any particular action be taken by all Lenders or by the Required Lenders, shall be effective without the consent of each Lender;

          (b) which would modify this Section 10.1, change the definition of "Required Lenders," change any Percentage for any Lender (except pursuant to an assignment agreement), reduce any fees, extend the Termination Date, or subject any Lender to any additional obligations, shall be effective without the consent of each Lender;

          (c) which would extend the due date for, or reduce the amount of, any payment or prepayment of principal of or interest on any Loan or any Letter of Credit Obligation, shall be effective without the consent of each Lender;

          (d) which would affect adversely the interests, rights or obligations of the Agent (in such capacity), shall be effective without consent of the Agent; or

          (e) shall release any Subsidiary from its obligations under its respective Guaranty.

Upon the effectiveness of any consent, amendment, modification or waiver under this Agreement, the Agent shall promptly give each

Lender hereto written notice (including a description) of such consent, amendment, modification or waiver.

          SECTION 10.2. Notices, Etc. All notices and other communications provided for under this Agreement and under the other Loan Documents to which the Borrower is a party shall be in writing (including telegraphic, telex or facsimile communication) and mailed or telecommunicated or delivered to the address of the respective party as set forth on the signature pages hereto (or, if applicable, the Supplemental Signature Pages, as executed by such Party); or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 10.2. All such notices and communications shall, when mailed or telecommunicated, be effective upon the earlier of actual receipt, or one (1) Business Day after transmitted by telex and the appropriate answerback received, transmitted by facsimile or delivered to the telegraph company, respectively, addressed as aforesaid, except that notices to the Agent pursuant to the provisions of Article II shall not be effective until received by the Agent.

          SECTION 10.3. No Waiver; Remedies. No failure on the part of any party to exercise, and no delay in exercising, any right, power, or remedy under any Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Documents preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

          SECTION 10.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under any Loan Document to which the Borrower is a party without the prior written consent of the Agent and all the Lenders and the rights of the Lenders to make assignments or grant participations are subject to the provisions of Sections 10.5 and 10.6.

          SECTION 10.5. Assignments and Participations; Information. Each Lender may (without the Borrower's consent) grant participations in or (subject to the consent of the Borrower, which consent shall not be unreasonably withheld) sell, assign, transfer or otherwise dispose of, at any time and from time to time hereafter, such Lender's rights, titles, interests, remedies, powers and/or duties under this Agreement or any other Loan Document, or of any portion of any thereof, (each Person to whom such participation is to be made being herein referred to as a "Participant" and each Person to whom such assignment, transfer or disposition is to be made being herein referred to as an "Assignee"). Each Lender may furnish any information concerning Borrower in the possession of such Lender from time to time to Assignees of the rights and/or obligations of such Lender hereunder and to Participants in any Revolving Loan or Letter of Credit (including prospective Assignees and Participants); provided, that such Lender shall obtain Borrower's consent (which shall not be unreasonably withheld) and a confidentiality agreement from such Assignee or Participant in a form reasonably acceptable to the Borrower running to the Borrower's benefit prior to disclosing any non-public information to any prospective Participant or Assignee. Each Lender may furnish information in response to credit inquiries consistent with general banking practice. Such Lender shall promptly notify Borrower and Agent of such Lender's grant of any participation in or sale, assignment, transfer or other disposition of this Agreement or any other Loan Document, or of any portion of any thereof and in connection with any sale or assignment shall pay to the Agent for the Agent's account a non-refundable assignment fee equal to $2,500. Borrower shall use its reasonable efforts (at no out-of-pocket cost to the Borrower) to assist each Lender in its efforts to sell assignments and participations. In the case of an assignment by a Lender of any portion of its Commitment hereunder, following receipt by Agent of the foregoing notice and assignment fee, Schedule 1.1(B) hereto shall be deemed automatically amended to reflect such assignment and the Agent shall promptly distribute to the Lenders a revised Schedule 1.1(B) as so amended.

          Notwithstanding anything in the foregoing to the contrary, (1) no Participant shall have any direct rights hereunder, (2) the Borrower, the Agent, the Issuing Lender and the Lenders, other than the assigning or selling Lender, shall deal solely with the assigning or selling Lender and shall not be obligated to extend any rights or make any payment to, or seek any consent of, the Participant, (3) no participation shall relieve the assigning or selling Lender of any of its other obligations hereunder and such Lender shall remain solely responsible for the performance thereof, and (4) no Participant, other than an affiliate of the assigning or selling Lender, shall be entitled to require such Lender to take or omit to take any action hereunder, except that such Lender may agree with such Participant that such Lender will not, without Participant's consent, take any action which would adversely affect any principal, interest or fee in which the Participant has an ownership or beneficial interest including, without limitation, extending the due date for, or reducing the amount of, or waiving, any payment or prepayment of principal or interest on any Loans, any reimbursement obligations with respect to Letters of Credit or any fee payable hereunder or extend the Termination Date.

          SECTION 10.6. Costs, Expenses, and Taxes. The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, filing, recording, and administration of any of the Loan Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, and local counsel who may be retained by said counsel in connection with perfecting security interests, with respect thereto, and all costs and expenses, if any, in connection with the enforcement of any of the Loan Documents. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the Loan Documents and the other documents to be delivered under any such Loan Documents, and agrees to save each Lender harmless from and against any and all liabilities with respect to or resulting from any delay attributed to the Borrower in paying or omission to pay such taxes and fees.

          SECTION 10.7. Right of Setoff. Upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or the Revolving Note or any other Loan Document, irrespective of whether or not the Agent shall have made any demand under this Agreement or the Revolving Note or such other Loan Document and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such setoff and application; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 10.7 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Lenders may have.

          SECTION 10.8. Governing Law. This Agreement and the Revolving Note shall be governed by, and construed in accordance with, the laws of the State of Illinois without regard to its conflict of laws provisions.

          SECTION 10.9. Severability of Provisions. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 10.10. Headings. Article and Section headings in the Loan Documents are included in such Loan Documents for the convenience of reference only and shall not constitute a part of the applicable Loan Documents for any other purpose.

          SECTION 10.11. SUBMISSION TO JURISDICTION; WAIVER OF VENUE. THE BORROWER, ON BEHALF OF ITSELF AND EACH SUBSIDIARY (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY ILLINOIS STATE OR FEDERAL COURT SITTING IN CHICAGO, ILLINOIS OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND THE BORROWER HEREBY IRREVOCABLY AGREES

THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE OR FEDERAL COURT AND (B) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST THE AGENT, ANY LENDER OR THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY OF ANY THEREOF, ARISING OUT OF OR RELATING TO THIS AGREEMENT, IN ANY COURT OTHER THAN AS HEREINABOVE SPECIFIED IN THIS SECTION 10.11. THE BORROWER, ON BEHALF OF ITSELF AND EACH SUBSIDIARY, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUCH ACTION OR PROCEEDING (WHETHER BROUGHT BY THE BORROWER, ANY SUBSIDIARY, THE AGENT, ANY LENDER OR OTHERWISE) IN ANY COURT HEREINABOVE SPECIFIED IN THIS
SECTION 10.11 AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE, TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE BORROWER ON BEHALF OF ITSELF AND EACH SUBSIDIARY AGREES THAT A FINAL, NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

          SECTION 10.12. General Indemnity. In addition to the payment of expenses pursuant to Section 10.6, Borrower agrees to indemnify, pay and hold the Agent, the Issuing Lender and each Lender, and the officers, directors, employees, agents, and affiliates of the Agent, the Issuing Lender and each Lender (collectively, the "Indemnitees"), harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any of such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not any of such Indemnitees shall be designated a party thereto) that may be imposed on, incurred by, or asserted against any Indemnitee, in any manner relating to or arising out of this Agreement, any other Loan Document or any other agreements executed and delivered by the Borrower in connection herewith, the Lenders' agreement to make the Revolving Loans hereunder, the Issuing Lender's agreement to issue Letters of Credit, or the use or intended use of the proceeds of any of the Revolving Loans or the LC Obligations (the "indemnified liabilities"); provided, that Borrower shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Indemnitee or from any action between the Agent, the Issuing Lender or any Lender against an officer, director or employee of the Agent, the Issuing Lender or such Lender. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them. The provisions of the undertakings and indemnification set out in this
Section 10.12 shall survive satisfaction and payment of Borrower's obligations hereunder and termination of this Agreement.

          SECTION 10.13. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT AND EACH OF THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR UNDER ANY OTHER DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY; THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT ENTERING INTO THIS AGREEMENT.

          SECTION 10.14. SERVICE OF PROCESS. THE BORROWER, THE AGENT, AND THE LENDERS HEREBY IRREVOCABLY CONSENT TO SERVICE OF PROCESS BY MEANS OF CERTIFIED MAIL AT THE ADDRESS PROVIDED FOR IN SECTION 10.2. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF THE LENDERS, THE AGENT OR THE BORROWER TO SERVE SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          SECTION 10.15. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

          SECTION 10.16. Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Borrower, the Lenders and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              EINSTEIN BROS. BAGELS, INC.

                                  /s/ Paul A. Strasen
                              By:_______________________________
                              Name:   Paul A. Strasen
                              Title:  Vice President


                              1526 Cole Boulevard
                              Suite 200
                              Golden, CO 80401

                              Telephone:  (303) 202-3463
                              Facsimile:  (303) 202-3490


                              BANK OF AMERICA ILLINOIS, as Agent


                                  /s/ David A. Johanson
                              By:_______________________________
                              Name:  David A. Johanson
                              Title: Vice Presidnet

                              231 South LaSalle Street
                              Chicago, Illinois  60697
                              Attn:  David Johanson

                              Telephone:  (312) 828-7933
                              Facsimile:  (312) 974-9102


                              BANK OF AMERICA ILLINOIS, as a Lender, and as Issuing Lender


                                  /s/ Marcia Clausen
                              By:_______________________________
                              Name:  Marcia Clausen
                              Title: Vice President

                              231 South LaSalle Street
                              Chicago, Illinois  60697

                              LASALLE NATIONAL BANK


                                  /s/ John C. Thurston
                              By:_______________________________
                              Name:  John C. Thurston
                              Title: Loan Officer

                              120 South LaSalle Street
                              Chicago, Illinois  60602
                              Attn:  Bruce Hague

                              Telephone:  (312) 781-8665
                              Facsimile:  (312) 750-6225


                              HARRIS TRUST AND SAVINGS BANK


                                  /s/ John M. Dillon
                              By:_______________________________
                              Name:  John Dillon
                              Title: Vice President

                              111 West Monroe Street,
                              Floor 2 West
                              Chicago, Illinois  60690
                              Attn:  Emerging Majors - Illinois

                              Telephone:  (312) 461-6780
                              Facsimile:  (312) 461-2591

                                                                       EXHIBIT A
                                                                       ---------

                             FORM OF REVOLVING NOTE


$45,000,000                                                         May __, 1996


          FOR VALUE RECEIVED, the undersigned promises to pay to the order of Bank of America Illinois, in its capacity as agent for the ratable benefit of the Lenders (as hereinafter defined) (the "Agent") at its principal office in Chicago, Illinois, the principal amount of FORTY FIVE MILLION DOLLARS ($45,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement hereinafter referenced) outstanding, as duly shown in the records of the Agent or, at the Agent's option, on the schedule attached hereto (and any continuation thereof), on the Termination Date.

          The undersigned also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, in either event at the rates per annum and on the dates specified in the Credit Agreement.

          Payments of both principal and interest are to be made in lawful money of the United States of America in immediately available funds.

          This Note is the Revolving Note described in, and is subject to the terms and provisions of, the Secured Credit Agreement, dated as of May __, 1996 (as the same may at any time be amended, modified or supplemented from time to time, the "Credit Agreement"), among the undersigned, the lenders who are or from time to time become party thereto (the "Lenders") and Bank of America Illinois, as Agent for the Lenders. Terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

          Reference is hereby made to the Credit Agreement for a statement of the prepayment rights and obligations of the undersigned and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Credit Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable, and any indebtedness of the Lenders or other holder hereof to the undersigned may be appropriated and applied hereon.

          In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

                                 *  *  *  *  *

          THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.


                                 EINSTEIN BROS. BAGELS, INC.



                                 By:______________________________
                                 Name:____________________________
                                 Title:___________________________

Schedule attached to Revolving Note dated May __, 1996 of EINSTEIN BROS. BAGELS, INC., payable to the order of BANK OF AMERICA ILLINOIS in its capacity as Agent for the ratable benefit of the Lenders.



Date of Loan,                            Interest
Continuation or   Interest   Amount of   Rate Per   Amount of   Notation
Conversion         Period      Loan       Annum     Repayment   Made By
- ---------------   --------   ---------   --------   ---------   --------

                                                                       EXHIBIT B
                                                                       ---------

                           FORM OF BORROWING REQUEST


Bank of America Illinois
  individually and as Agent
  for the Lenders
231 South LaSalle Street
Chicago, Illinois 60697

Attention: David Johanson

Ladies and Gentlemen:

          This Borrowing Request is delivered to you pursuant to Section 2.2(1) of the Secured Credit Agreement, dated as of May __, 1996 (as amended or modified, the "Credit Agreement"), among Einstein Bros. Bagels, Inc., a Delaware corporation (the "Borrower"), the lenders that are or from time to time become party thereto (the "Lenders") and Bank of America Illinois, as agent for the Lenders (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

          The Borrower hereby requests that a Revolving Loan be made in the aggregate principal amount of $______________ on __________ __, 19__ as a
[Floating Rate Loan] [Eurodollar Loan having an Interest Period of
_______months].

          The Borrower hereby certifies and warrants that on the date the Revolving Loan requested hereby is made, after giving effect to the making of such Revolving Loan:

          (a) No Default or Event of Default has occurred and is continuing or will result from the borrowing of such Revolving Loan.

          (b) The representations and warranties of the Borrower contained in the Credit Agreement are true and correct with the same effect as though made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date).

          The Borrower agrees that if prior to the time of the Revolving Loan requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Revolving Loan requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Revolving Loan as if then made (except to the extent such representations and warranties expressly refer to an earlier date).

          Please make the proceeds of the Revolving Loan available in accordance with the instructions set forth on Annex I attached hereto.

          The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by an Authorized Officer this ____ day of _____________, 19__.

                              EINSTEIN BROS. BAGELS, INC.


                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                                    ANNEX I

                                  Instructions
                                  ------------

                                                                       EXHIBIT C
                                                                       ---------

                     FORM OF CONTINUATION/CONVERSION NOTICE


BANK OF AMERICA ILLINOIS
  individually and as Agent
  for the Lenders
231 South LaSalle Street
Chicago, Illinois 60697

Attention: David Johanson

Ladies and Gentlemen:

          This Continuation/Conversion Notice is delivered to you pursuant to
Section 2.2(2) of the Secured Credit Agreement, dated as of May __, 1996 (as amended or modified, the "Credit Agreement"), among Einstein Bros. Bagels, Inc., a Delaware corporation (the "Borrower"), the lenders that are or from time to time become party thereto (the "Lenders"), and Bank of America Illinois, as agent for the Lenders (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

          The Borrower hereby requests that on                        , 19  ,

          (1)  $          of the presently outstanding
     principal amount of the Revolving Loans originally made
     on                                                              , 19  ,

          (2)  and all presently being maintained as
     [Floating Rate Loans] [Eurodollar Loans],

          (3)  be [converted into] [continued as],

          (4)  [Floating Rate Loans] [Eurodollar Loans having an
     Interest Period of                                            months] .

          The Borrower hereby certifies and warrants that on the date the conversion or continuation herein requested is made, after giving effect to the making of such conversion or continuation no Default or Event of Default has occurred and is continuing or will result from the conversion or continuation herein requested.

          Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

          The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by an Authorized Officer this ___ day of _________, 19__.

                              EINSTEIN BROS. BAGELS, INC.


                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                                                                       EXHIBIT D
                                                                       ---------

                           FORM OF OPINION OF COUNSEL

                            [Attach copy of Opinion]

                                                                       EXHIBIT E
                                                                       ---------
                                FORM OF GUARANTY


          FOR VALUE RECEIVED and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to Einstein Bros. Bagels, Inc., a Delaware corporation (hereinafter called the "Borrower"), by the lenders (the "Lenders") who are or may become party to that certain Secured Credit Agreement, dated as of May __, 1996 (as amended or modified, the "Credit Agreement," capitalized terms used herein and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement) among the Borrower, the Lenders and Bank of America Illinois, as agent for the Lenders (herein, in such capacity, together with any successor thereto in such capacity, called the "Agent"), the undersigned hereby unconditionally guarantees the full and prompt payment when due, whether at stated maturity, by required prepayment, declaration, demand, acceleration or otherwise (including amounts that would become due but for the operation of the automatic stay under section 362(a) of the Bankruptcy Code (11 U.S.C.(S) 362(a)), and at all times thereafter, of all obligations of the Borrower to the Lenders and the Agent which arise out of or in connection with the Credit Agreement, the Revolving Note or the other Loan Documents howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due (all such obligations being hereinafter collectively called the "Liabilities"), and the undersigned further agrees to pay all reasonable expenses (including attorneys' fees and legal expenses) paid or incurred by the Lenders and the Agent in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this guaranty.

          1. The undersigned agrees that, in the event of the dissolution or insolvency of the Borrower, the undersigned or any Significant Subsidiary, or the general failure to pay, or admission in writing of the inability of the Borrower, the undersigned or any Significant Subsidiary to pay debts as they become due, or an assignment by the Borrower, the undersigned or any Significant Subsidiary for the benefit of creditors, or the institution of any proceeding by or against the Borrower, the undersigned or any Significant Subsidiary alleging that the Borrower, the undersigned or such Significant Subsidiary is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the undersigned will pay to the Agent for the benefit of the Lenders forthwith the full amount which would be payable hereunder by the undersigned if all Liabilities were then due and payable.

          2. To secure all obligations of the undersigned hereunder, the Agent for the benefit of the Lenders shall have a lien upon and security interest in (and may during the continuance of any Event of Default, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by the undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Agent may elect) any and all balances, credits, deposits, accounts or moneys of or in the name of the undersigned now or hereafter maintained with the Agent or any Lender and any and all property of every kind or description of or in the name of the undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Agent or the Lenders or any agent or bailee for the Agent or the Lenders.

          3. This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the undersigned) until all of the Liabilities have been paid in full, subject to discontinuance as to the undersigned only upon actual receipt by the Agent of written notice from the undersigned, or any person duly authorized and acting on behalf of the undersigned, of the discontinuance hereof as to the undersigned; provided, however, that no such notice of discontinuance shall affect or impair any of the agreements and obligations of the undersigned hereunder with respect to any and all Liabilities existing prior to the time of actual receipt of such notice by the Agent, any and all Liabilities created or acquired thereafter pursuant to any previous commitments made by the Agent or the Lenders, any and all extensions or renewals of any of the foregoing, any and all interest on any of the foregoing, and any and all expenses paid or incurred by the Agent and the Lenders in endeavoring to collect any of the foregoing and in enforcing this guaranty against the undersigned; and all of the agreements and obligations of the undersigned under this guaranty shall, notwithstanding any such notice of discontinuance, remain fully in effect until all such Liabilities (including any extensions or renewals of any thereof) and all such interest and expenses shall have been paid in full.

          4. The undersigned further agrees that, if at any time all or any part of any payment theretofore applied by the Agent or the Lenders to any of the Liabilities is or must be rescinded or returned by the Agent or the Lenders for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower), such Liabilities shall, for the purposes of this guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or the Lenders, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or the Lenders had not been made.

          5. The Agent may, from time to time, whether before or after any discontinuance of this guaranty, at its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain from another Person the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, (c) extend or renew for one or more periods (whether or not longer than the original period), or alter or exchange, any of the Liabilities, or release or compromise any obligation of the undersigned hereunder with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, and (e) during the continuance of any Event of Default resort to the undersigned for payment of any of the Liabilities, whether or not the Agent (i) shall have resorted to any property securing any of the Liabilities or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by the undersigned).

          6. Any amounts received by the Agent from whatsoever source on account of the Liabilities may be applied by it toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect.

          7. No payment made by or for the account of the undersigned pursuant to this guaranty shall entitle the undersigned by subrogation or otherwise to any payment by the Borrower or from or out of any property of the Borrower and the undersigned shall not exercise any right or remedy against the Borrower or any property of the Borrower by reason of any performance by the undersigned of this guaranty. Until the indefeasible payment in full of the Liabilities and termination of each Lender's Commitment, the undersigned waives, to the fullest extent permitted by law, all rights of the undersigned against the Borrower, arising out of any payment by the undersigned under this guaranty, whether arising by way of any subrogation, contribution, reimbursement or otherwise and agrees that, to the extent that any such rights may not be waived under applicable law, it will contribute such rights to the Borrower as a capital contribution concurrently with the arising of such rights.

          8. The undersigned hereby expressly waives: (a) notice of the acceptance by the Agent of this guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

          9. The Lenders may, from time to time, without notice to the undersigned, assign or transfer any or all of the Liabilities or any interest therein subject to Section 10.5 of the Credit Agreement; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this guaranty to the same extent as if such assignee or transferee were a Lender.

          10. The undersigned hereby warrants to the Agent and the Lenders that the undersigned now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Borrower. The Agent and the Lenders shall not have any duty or responsibility to provide the undersigned with any credit or other information concerning the affairs, financial condition or business of the Borrower which may come into the Agent's or the Lender's possession.

          11. The undersigned hereby warrants and agrees that: (a) the undersigned is a [corporation][partnership] duly existing and in good standing under the laws of ______________ and the undersigned is duly qualified and in good standing and authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required,
(b) the undersigned has full power and authority to execute and deliver this guaranty, (c) the execution, delivery and performance by the undersigned of this guaranty are within the undersigned's powers, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the organizational documents of the undersigned or of any agreement binding upon the undersigned, (d) this guaranty is the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms, except as enforceability may be limited by bankruptcy or other laws relating to or affecting creditors' rights generally or by equitable principles, and (e) this guaranty will directly or indirectly benefit the undersigned.

          12. No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon the Agent except as expressly set forth in a writing duly signed and delivered on behalf of the Agent for the benefit of the Lenders. No action of the Agent permitted hereunder shall in any way affect or impair the rights of the Agent and the obligations of the undersigned under this guaranty. For the purposes of this guaranty, Liabilities shall include all obligations of the Borrower to the Agent and the Lenders, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder. The obligations of the undersigned under this guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the undersigned. The undersigned hereby acknowledges that there are no conditions to the effectiveness of this guaranty.

          13. This guaranty shall be binding upon the undersigned, and upon any successors and assigns of the undersigned.

          14. THIS GUARANTY HAS BEEN DELIVERED AT CHICAGO, ILLINOIS, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CHOICE OF LAW. WHEREVER POSSIBLE EACH PROVISION OF THIS GUARANTY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS GUARANTY SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS GUARANTY.

          15. The undersigned hereby irrevocably agrees that any legal action or proceeding pertaining to this guaranty may be brought in the courts of the State of Illinois, County of Cook, or of the United States of America for the Northern District of Illinois. The undersigned hereby irrevocably agrees that service of process in such action or proceeding may be made either by mailing, by registered or certified mail, postage prepaid, a copy of the summons or complaint, or other legal process in such action or proceeding to the undersigned at the address shown on the signature page hereof. Service of process in any such action or proceeding, effected as aforesaid, shall be effective upon receipt by the undersigned and shall be deemed personal service upon the undersigned and shall be legal and binding upon the undersigned for all purposes. The undersigned hereby waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any such action or proceeding in any such court as well as any right it may now or hereafter have to remove any such action or proceeding, once commenced, to another court on the grounds of forum non conveniens or otherwise.

          16. THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (A) UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (B) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          SIGNED AND DELIVERED this ___ day of _______, 199_.


                         [GUARANTOR]



                         By:_____________________________________
                         Title:
                         Address:   ______________________________
                                    ______________________________

                                                                    EXHIBIT F-1
                                                                    -----------

                              SECURITY AGREEMENT

          THIS SECURITY AGREEMENT (this "Agreement") is dated as of May __, 1996 and is made by [EINSTEIN BROS. BAGELS, INC., a Delaware corporation] [BRACKMAN BROTHERS, INC., a Utah corporation] [BALTIMORE BAGEL CO., a Delaware corporation] [NOAH'S NEW YORK BAGELS, INC., a California corporation] ("Grantor"), in favor of and for the benefit of BANK OF AMERICA ILLINOIS, as Agent (the "Agent").

                                    RECITALS

          WHEREAS, [Einstein Bros. Bagels, Inc., a Delaware corporation (the "Borrower")] [Grantor] has entered into that certain Secured Credit Agreement dated as of May __, 1996 (said Credit Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with the Agent and the Lenders party thereto, pursuant to which the Lenders have agreed to make Revolving Loans to the [Borrower] [Grantor], subject to the terms and conditions of the Credit Agreement;

          [WHEREAS, the Grantor will derive substantial direct and indirect benefits from the making of the Revolving Loans under the Credit Agreement;]/*/

          WHEREAS, the Grantor desires to secure all obligations of the [Borrower] [Grantor] now or hereafter existing under the Credit Agreement, and the other Loan Documents;

          WHEREAS, the Grantor desires to grant pledges and security interests in its personal property in favor of the Lenders; and

          WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement, that the Grantor shall have granted the security interest contemplated by this Agreement.


                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Revolving Loans, the parties hereto agree as follows:

- ----------------
/*/ Insert for Subsidiary Security Agreements.

          SECTION 1. Grant of Security. The Grantor hereby assigns and pledges to the Agent for the benefit of the Lenders, and hereby grants to the Agent for the benefit of the Lenders, a security interest in, all of the Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which the Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral") to secure the Secured Obligations (as defined in Section 2):

          (a) All equipment in all of its forms (including, but not limited to, all machinery, all processing, distribution, selling, data processing and office equipment, all furniture, fixtures, trade fixtures and all other goods other than Inventory, and all parts thereof and all accessions thereto) and all documents of title representing any of the above (any and all such equipment, parts and accessions being the "Equipment");

          (b)  All inventory in all of its forms, including, but not limited to,
     (i) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, supplies and materials used or consumed in the processing, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in the Grantor's business,
     (iii) goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind, whether in the possession of the Grantor or of a bailee or other Person for sale, storage, transit, processing, use or otherwise, and (iv) goods which are returned to or repossessed or shipped in transit by the Grantor and all additions and accessions thereto and replacements thereof, (all such inventory, accessions and products being the "Inventory");

          (c) All rights and claims to the payment or receipt of money or other forms of consideration of any kind, including, but not limited to, any and all such rights and claims in, to and under, all accounts, contracts (including without limitation all Hedging Agreements), contract rights, chattel paper, instruments, general intangibles, guaranties, credit agreements in which the Grantor acts as lender, letters of credit, documents, drafts, acceptances, tax refunds, rights to performance, judgments taken on any rights or claims otherwise included in this clause
     (c) and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such rights and claims to the payment or receipt of money or other forms of consideration (any and all such rights and claims to the payment or receipt of money or other forms of consideration being the "Payment Rights," any and all such leases, security agreements and other contracts being the "Related Contracts");

          (d) To the extent assignable, all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by the Grantor or in which it has an interest) that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

          (e) All plant fixtures, business fixtures and other fixtures and storage and office facilities, and all additions and accessions thereto and replacements thereof and products thereof;

          (f) all leases of real and personal property in which the Grantor is lessee unless the lease related thereto restricts the Grantor's right to grant a security interest therein;

          (g) All now existing or hereafter acquired trademarks and trademark applications and registrations (including, without limitation, all of Grantor's rights, titles and interests in the United States and throughout the world, in and to all of its currently owned or hereafter acquired trademarks, registrations of trademarks and applications for registration, together with the goodwill of the business symbolized by such trademarks, and to all income, royalties, damages and payments now and hereafter due and/or payable under or based on such trademarks, and in and to all rights to sue, collect and retain damages and payments for past and further infringements and violations of the rights thereof), trade names, patent applications, patents, copyrights, rights and interests in copyrights and works protectable by copyright, trade secrets, inventions, designs, franchises, customer lists, and other confidential information relating to the business of the Grantor owned by the Grantor or held by the Grantor pursuant to licenses, to the extent permitted by such licenses, including, by way of illustration and not limitation, each and every kind of know-how practice by the Grantor and its employees; the names and addresses of, and credit and other business information concerning, the Grantor's past, present or future customers as they may exist from time to time;

     the prices at which the Grantor sells merchandise; estimating and cost procedures; profit margins; policies and procedures pertaining to the sale and design of equipment, components, devices and services furnished by the Grantor; information concerning suppliers and agents and franchises of the Grantor; and manner of operation, business plans, pledges, projections, and all other information of any kind or character, whether or not reduced in writing, with respect to the conduct by the Grantor of its business not generally known by the public;

          (h) All deposit accounts of the Grantor, including, without limitation, deposit accounts maintained with the Lenders;

          (i) All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

Notwithstanding the foregoing, Collateral shall not include (i) any Equipment or general intangibles acquired in connection with the incurrence of Permitted Sale Lease Back Debt, or (ii) contractual rights arising from the Agreement to Contribute Shares, dated February 17, 1995, among the shareholders of Brackman Brothers, Inc. and Einstein Bros. Bagels Inc. (f/k/a Progressive Bagel Concepts, Inc.).

          SECTION 2. Security for Obligations. This Agreement secures and the Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)) of all obligations of every nature of the Borrower [and the Grantor] now or hereafter existing under the Credit Agreement, the other Loan Documents and any promissory note or other document or instrument delivered pursuant thereto and all amendments, extensions or renewals thereof or hereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to the Grantor, would accrue on such obligations), fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Agent or the Lenders as a preference, fraudulent transfer or otherwise (all such obligations being the "Underlying Debt"), and all obligations of every nature of the Grantor now or hereafter existing under this Agreement (all such obligations of the Grantor, together with the Underlying Debt, being the "Secured Obligations").

          SECTION 3. The Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) the Agent shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder by reason of this Agreement.

          SECTION 4. Representations and Warranties. The Grantor represents and warrants as follows:

          (a) Binding Obligation. This Agreement is the legally valid and binding obligation of the Grantor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally and to general principles of equity.

          (b) Location of Equipment and Inventory. All of the Equipment and Inventory is located at the places specified in Schedule I hereto.

          (c) Delivery of Certain Collateral. All chattel paper and notes and other instruments (excluding checks) comprising any and all items of Collateral have been delivered to the Agent duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

          (d) Payment Rights Valid. To the best of its knowledge, each Payment Right constitutes the legally valid and binding obligation of the party obligated to pay the same (the "Account Debtor"). Each such Payment Right complies in all material respects with the provisions of all applicable laws and regulations, whether federal, state or local, applicable thereto (including, without limitation, any usury law, the Federal Truth in Lending Act and Regulation C of the Federal Reserve System). None of the Payment Rights is evidenced by a promissory note, or other debt instrument other than a check, that has not been delivered to the Agent (except to the extent any such promissory notes are expressly excluded from the delivery requirements hereunder pursuant to Section 5.10(a) of the Credit Agreement).

          (e) Ownership of Collateral. Except for (i) the security interest created by this Agreement, (ii) Liens otherwise permitted under Section 6.1 of the Credit Agreement, and (iii) junior Liens on property held as collateral by the Grantor pursuant to the Financed Franchisee Loan Documents; provided that such junior Liens secure purchase money Debt of the lienor, the Grantor owns the Collateral free and clear of any Lien. Except such as may have been filed in favor of the Agent relating to this Agreement or as otherwise permitted under Section 6.1 of the Credit Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

          (f) Perfection. This Agreement creates a valid security interest in the Collateral (subject to such Liens as are permitted by the Credit Agreement), securing the payment of the Secured Obligations.

          (g) Governmental Authorizations. Other than those authorizations and approvals which have been obtained or which may be required upon the exercise by the Agent of its rights and remedies hereunder (e.g., permits which must be renewed upon a change in control), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the perfection of the Agent's rights and remedies hereunder (except as may have been taken by or at the direction of the Grantor or except as stayed under applicable law).

          (h) Other Information. All information heretofore, herein or hereafter supplied to the Agent or any Lender by or on behalf of the Grantor with respect to the Collateral is accurate and complete in all material respects.

          (i) Office Locations; Fictitious Names. The chief place of business, the chief executive office and the office where the Grantor keeps its books and records are as follows: ________________________________. The Grantor does not do business under any trade-name or fictitious business name other than "______________________".

          (j) Incorporation of Credit Agreement Representations and Warranties. Each representation and warranty of the Grantor set forth in Article IV of the Credit Agreement is true and correct in all material respects and such representations and warranties are hereby incorporated herein by this reference with the same effect as though set forth in their entirety herein.

          (k) Consignments etc. None of the Inventory or Equipment is stored with a bailee, warehouseman, consignee or similar third party.

          SECTION 5. Further Assurances. (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will: (i) at the reasonable request of the Agent, mark conspicuously each of its records pertaining to the Collateral, each chattel paper included in the Payment Rights and each Related Contract with a legend, in form and substance satisfactory to the Agent, indicating that such Collateral is subject to the security interest granted hereby; (ii) if any Payment Right shall be evidenced by a promissory note (except to the extent any such promissory note is expressly excluded from the delivery requirements hereunder pursuant to Section 5.10(a) of the Credit Agreement) or other instrument or chattel paper, deliver and pledge to the Agent hereunder such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; (iii) at the reasonable request of the Agent, deliver and pledge to the Agent for the benefit of the Lenders all promissory notes and other instruments and all original counterparts of chattel paper constituting Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (v) at any reasonable time, upon demand by the Agent or any Lender exhibit Collateral to and allow inspection of the Collateral by the Agent or any Lender, or persons designated by the Agent or such Lender; and (vi) at the Agent's request, appear in and defend any action or proceeding that may affect the Grantor's title to or the Agent's security interest in the Collateral.

          (b) The Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor, to the extent permitted under applicable law. A carbon, photographic or other reproduction of this Agreement or a financing statement signed by the Grantor shall be sufficient as a financing statement.

          (c) The Grantor will furnish to the Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

          SECTION 6.  Covenants of Grantor.  The Grantor shall:

          (a) Not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any policy of insurance covering the Collateral or any applicable statute, regulation or ordinance in such manner as could reasonably be expected to result in a material adverse change in the condition (financial or otherwise), business operations or prospects of the Grantor and its Subsidiaries, taken as a whole;

          (b) Notify the Agent of any change in the Grantor's name, identity or corporate structure prior to such change;

          (c) Give the Agent 30 days' prior written notice of any change in the Grantor's chief place of business; and

          (d) Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that the Grantor shall in any event pay such taxes, assessments, governmental charges or levies not later than five days prior to the date of any proposed sale of which it receives due notice under any judgment, writ or warrant of attachment entered or filed against the Grantor as a result of the failure to make such payment.

          SECTION 7. Special Covenants With Respect to Equipment and Inventory. The Grantor shall:

          (a) Keep the Equipment and Inventory (other than as may be sold in the ordinary course of business) at the places therefor specified on
     Schedule I hereto or, upon 30 days' prior written notice to the Agent, at such other places in jurisdictions where the Agent shall have had full and fair opportunity to take all action that may be reasonably necessary or desirable or that the Agent may reasonably request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to such Equipment and Inventory;

          (b) Cause the Equipment to be maintained and preserved in a commercially reasonable condition, repair and working order, ordinary wear and tear excepted, in accordance with the Grantor's past practices, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith that are necessary or desirable to such end, in the ordinary course of business and in accordance with the Grantor's past practices. The Grantor shall furnish to the Agent simultaneously with the delivery of the financial statements in accordance with Section 5.8(1) of the Credit Agreement a statement respecting any material loss or damage to the Equipment, as a whole, to the extent such material loss or damage is not otherwise reflected in such financial statements;

          (c) Maintain in accordance with the Grantor's past practices commercially reasonable records of the Inventory, itemizing and describing the kind, type and quantity of Inventory;

          (d) If any Inventory is in possession or control of any of the agents, bailees or processors of the Grantor and if the aggregate book value of all such Inventory for all of the Grantor exceeds $100,000 and in any event upon the occurrence and during the continuance of an Event of Default, instruct such agent, bailee or processor to hold all such Inventory for the account of the Agent and subject to the instructions of the Agent; and

          (e) Not store any Inventory or Equipment with a bailee, warehouseman, consignee or similar third party without the Agent's written consent, which will not be unreasonably withheld or delayed.

          SECTION 8. Insurance. (a) The Grantor will maintain or cause to be maintained, with commercially reasonable and reputable insurers, insurance with respect to its properties and business and the properties and business of its Subsidiaries against loss or damage of the kinds customarily insured by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations. Such insurance shall include, without limitation, property damage insurance and liability insurance. Each policy for property damage insurance shall provide for all losses (except for losses of less than $100,000 per occurrence) to be paid jointly to the Agent and the Grantor. Each policy shall in addition (i) name the Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) contain an agreement by the insurer that any loss in excess of $100,000 thereunder shall be payable jointly to the Agent and the Grantor notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (iii) have attached thereto a lender's loss payable endorsement or its equivalent, in form and substance acceptable to the Agent, (iv) provide that there shall be no recourse against the Agent or the Lenders for payment of premiums or other amounts with respect thereto, and (v) provide that at least 30 days' prior written notice of cancellation, material amendment, reduction in scope or limits of coverage or of lapse shall be given to the Agent by the insurer. The Grantor shall, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, but not more than once per fiscal quarter of the Grantor, a report of one or more reputable insurance brokers with respect to such insurance. Further, the Grantor shall, at the request of the Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5(a) and cause the respective insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 8 may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment and Inventory when subsection (c) of this Section 8 is not applicable, the Grantor may make or cause to be made the necessary repairs to or replacements of such Equipment and Inventory, and if the Grantor so chooses to repair or replace such Equipment any proceeds of insurance maintained by the Grantor with respect thereto pursuant to this Section 8 shall be paid by the Agent to the Grantor as reimbursement for the costs of such repairs or replacements.

          (c) Upon (i) the occurrence and during the continuance of any Event of Default, or (ii) the actual or constructive total loss (in excess of $50,000 per occurrence) of any Equipment, or Inventory to the extent such Equipment or Inventory cannot be repaired or replaced, all insurance payments in respect of such Equipment and Inventory shall be paid to and applied by the Agent as specified in Section 17.

          SECTION 9. Special Covenants With Respect to Payment Rights and Related Contracts.

          (a) The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Payment Rights and Related Contracts at the location therefor specified in
Section 4 or, upon 30 days' prior written notice to the Agent, at such other locations in a jurisdiction where the Agent has had full and fair opportunity to take all action that may be reasonably necessary or desirable or that the Agent may reasonably request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to such Payment Rights and Related Contracts. The Grantor will hold and preserve such records and will permit representatives of the Agent or any Lender at any time during normal business hours to inspect and make abstracts from such records and the Grantor agrees to render to the Agent or any Lender, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the written request of the Agent, the Grantor shall deliver to the Agent complete and correct copies of each Related Contract.

          (b) The Grantor shall, for not less than 5 years from the date on which such Payment Right arose, maintain (i) complete records of each Payment Right, including records of all payments received, credits granted and merchandise returned and (ii) all material documentation relating thereto.

          (c) The Grantor shall duly fulfill all obligations on its part to be fulfilled under or in connection with the Payment Rights and the Related Contracts and shall do nothing to impair the rights of the Agent therein, provided the Grantor may declare a breach or default of any agreement constituting or underlying the Payment Rights and Related Contracts to the extent a breach or default has occurred.

          (d)  Except as otherwise provided in this subsection (d) of this
Section 9, the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Payment Rights and Related Contracts. In connection with such collections, the Grantor may take (and, at the Agent's direction, shall take) such action as may be necessary or advisable to enforce collection of the Payment Rights; provided, however, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to the Grantor of its intention to do so, to notify the account debtors or obligors under any Payment Rights of the assignment of such Payment Rights to the Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Agent and, upon such notification and at the expense of the Grantor, to enforce collection of any such Payment Rights and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by the Grantor in respect of the Related Contracts and the Payment Rights shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of any of the Grantor and shall be forthwith paid over or delivered to the Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided in
Section 17, and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Payment Right, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

          SECTION 10. Deposit Accounts. Upon the occurrence and during the continuance of an Event of Default, the Agent may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from deposit accounts maintained with the Agent constituting part of the Collateral.

          SECTION 11. License of Patents, Trademarks and Trade Names. The Grantor hereby assigns (to the extent assignable), transfers, conveys to the Agent effective upon the occurrence and during the continuance of any Event of Default, the nonexclusive right and license to use all trademarks, trade names, copyrights, patents or technical processes owned or used by the Grantor that relate to the Collateral, together with any goodwill associated therewith, all to the extent necessary to enable the Agent to use, possess and realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of the Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to the Grantor.

          SECTION 12.  Transfers and Other Liens.  The Grantor shall not:

          (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral in any manner prohibited by the Credit Agreement.

          (b)  Except for (i) the security interest created by this Agreement,
     (ii) the Liens permitted under Section 6.1 of the Credit Agreement, and
     (iii) junior Liens on property held as collateral by the Grantor pursuant to the Financed Franchisee Loan Documents (provided that such junior Liens secure purchase money Debt of the lienor), create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any person or entity.

          SECTION 13. Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Agent or otherwise, from time to time upon the occurrence and continuation of an Event of Default in the Agent's discretion to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be maintained by the Grantor or paid to the Agent pursuant to Section 8,

          (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and (b) above,

          (d) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral,

          (e) to pay or discharge taxes or Liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Agent in its sole discretion, and such payments made by the Agent to become obligations of the Grantor to the Agent, due and payable immediately without demand,

          (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral,

          (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things that the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

          SECTION 14. Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Grantor under Section 18.

          SECTION 15.  Agent's Duties and Liabilities.

          (a) The powers conferred on the Agent hereunder are solely to protect its interest and the interests of the Lenders in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to exercise reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

          (b) The Agent shall not be liable to the Grantor (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral, that may occur as a result of, in connection with or that is in any way related to (x) any exercise by the Agent of any right or remedy under this Agreement or (y) any other act of or failure to act by the Agent, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of the Agent constituting gross negligence or willful misconduct.

          (c) NO CLAIM MAY BE MADE BY THE GRANTOR AGAINST THE AGENT, OR ANY LENDER OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND THE GRANTOR HEREBY EXPRESSLY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

          SECTION 16. Remedies. If any Event of Default shall have occurred and be continuing, the Agent may exercise in respect of the Collateral, (a) all the rights and remedies it has as a secured party on default under the Uniform Commercial Code of the State of Illinois (the "Code") (whether or not the Code applies to the affected Collateral), (b) all of the rights and remedies provided for in this Agreement, the Credit Agreement and any other agreement between the Grantor, the Lenders and the Agent, as applicable, and (c) such other rights and the remedies as may be provided by law or otherwise (such rights and remedies of the Agent to be cumulative and non-exclusive). If an Event of Default shall have occurred and be continuing, the Agent also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to such parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Agent deems appropriate, (iv) take possession of the Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any equipment of the Grantor for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation and (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale of which the Grantor has received reasonable notice, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. The Grantor agrees that, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          The Agent may retain any directors, officers and employees of the Grantor, in each case upon such terms as the Agent and any such person may agree, notwithstanding the provisions of any employment, confidentiality or non-disclosure agreement between any such person and the Grantor, and the Grantor hereby waives its rights under any such agreement and consent to each such retention.

          SECTION 17. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as Collateral for, and/or then, or at any other time thereafter applied, in full or in part by the Agent against the Secured Obligations in the following order of priority:

          FIRST: To the payment of all reasonable costs and expenses of such sale, collection or other realization and all other expenses, liabilities and advances made or incurred by the Agent in connection therewith and all amounts for which the Agent is entitled to indemnification hereunder and all advances made by the Agent hereunder for the account of the Grantor and for the payment of all costs and expenses paid or incurred by the Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 18;

          SECOND: To the ratable payment in full of the Secured Obligations owing to the Lenders; and

          THIRD: After payment in full of the amounts specified in the preceding paragraphs, to the payment to or upon the order of the Grantor, or whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          All applications of proceeds to the Secured Obligations shall be applied to the payment of interest before application of payment to principal.

          SECTION 18.  Indemnity and Expenses.

          (a) The Grantor agrees to indemnify the Agent and Lenders from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's and/or any such Lender's, as the case may be, gross negligence or willful misconduct.

          (b) The Grantor will upon demand pay to the Agent and/or any Lender, as the case may be, the amount of any and all reasonable expenses, including the reasonable fees and disbursements of such Person's counsel and of any experts and agents, that the Agent and/or any Lender, as the case may be, may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral after the occurrence of an Event of Default, (ii) the exercise or enforcement of any of the rights of the Agent or any Lender, as the case may be, hereunder after the occurrence of an Event of Default or (iii) the failure by the Grantor to perform or observe any of the provisions hereof.

          SECTION 19.  Other Waivers by the Grantor, Etc.

          The Grantor waives any right to require the Agent to (a) proceed against any Person, including, without limitation, any Account Debtor; (b) proceed against or exhaust any collateral held from any other Person; (c) pursue any other remedy in the Agent's power; or (d) make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any obligation or evidences of indebtedness held by the Agent as collateral, or in connection with any obligations or evidences of indebtedness that constitute in whole or in part the Underlying Debt, or in connection with the creation of new or additional indebtedness.

          The Grantor waives any defense arising by reason of, and agrees that the rights of the Agent and the obligations of the Grantor hereunder shall be absolute and unconditional irrespective of, (a) any disability or other defense of any other Person; (b) the unenforceability or cessation from any cause whatsoever, other than the indefeasible payment in full, of the Underlying Debt;
(c) the application by the Grantor of the proceeds of any Underlying Debt for purposes other than the purposes represented by the Grantor to the Agent or intended or understood by the Agent; (d) any right to deferral or modification of the Grantor's obligations hereunder by reason of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding; (e) to the fullest extent permitted by law, any defense or benefit that may be derived from or afforded by law that limits the liability of or exonerates guarantors or sureties; (f) any election of remedies by the Agent that destroys the Grantor's subrogation rights or the Grantor's right to proceed against any other Person for reimbursement, including without limitation the loss of rights the Grantor may suffer by reason of any rights, power or remedies of the Grantor in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the Underlying Debt; and (g) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any other Person in respect of the Underlying Debt.

          Until the indefeasible payment in full of all of the liabilities and obligations under the Credit Agreement (including without limitation the liabilities and payment obligations relating to the Revolving Loans) and termination of each Lender's Commitment, the Grantor waives any right to enforce any remedy that the Agent now has or may hereafter have against any other Person, and waives any benefit of, or any right to participate in, any security whatsoever now or hereafter held by the Agent.

          SECTION 20. Waiver of Hearing. The Grantor expressly waives any constitutional or other right to a judicial hearing prior to the time the Agent takes possession or disposes of the Collateral as provided in Section 16 hereof.

          SECTION 21. Waiver of Jury Trial. THE GRANTOR AND THE AGENT HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Grantor and the Agent each acknowledge that this waiver is a material inducement for the Grantor and the Agent to enter into a business relationship, that the Grantor and the Agent have already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings. The Grantor and the Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 22. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations and termination of each Lender's Commitment, (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the Lenders and their respective successors, transferees and assigns. Upon the indefeasible payment in full of the Secured Obligations and termination of each Lender's Commitment, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination and shall terminate its financing statements with regard to the Collateral wherever filed.

          SECTION 23. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 24. Notices, Etc. All notices and other communications provided for under this Agreement shall be in writing (including telegraphic, telex or facsimile communication) and mailed or telecommunicated or delivered at the address of such party set forth in the Credit Agreement; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this
Section 24. All such notices and communications shall, when mailed or telecommunicated, be effective upon the earlier of actual receipt or three (3) Business Days after deposited in the mails, or one (1) Business

Day after transmitted by telex and the appropriate answerback received, transmitted by facsimile or delivered to the telegraph company, respectively, addressed as aforesaid.

          SECTION 25. Consent to Jurisdiction and Service of Process. Each of the Grantor and the Agent hereby submits to the nonexclusive jurisdiction of the state courts of the State of Illinois and the federal courts located in the Northern District of Illinois for all matters arising under this Agreement and related documents. Service of process sufficient for personal jurisdiction in any action against the Grantor in Illinois may be made by registered or certified mail, return receipt requested, to the address specified pursuant to
Section 24.

          SECTION 26. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Code as in effect in the State of Illinois are used herein as therein defined.

          SECTION 27. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

          SECTION 28. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation and in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 29. No Other Writing. This writing is intended by the Grantor and the Agent as the final expression of this Agreement and is also intended, together with the Credit Agreement (and the other Exhibits thereto, including the Revolving Note) as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify and terms of this Agreement.
There are no conditions to the full effectiveness of this Agreement.

          SECTION 30. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          SECTION 31. Confidentiality. Prior to an Event of Default, to the extent any of the Collateral constitutes or consists of trade secrets or other confidential or proprietary information of the Borrower, Agent, Lenders and any party acquiring the Collateral upon the exercise of the remedies provided in this Agreement, shall not use or disclose such Collateral in any manner inconsistent with the business of the Borrower, and shall maintain and preserve the confidentiality thereof to the extent necessary to maintain such Collateral as trade secrets under the Uniform Trade Secrets Act and similar statues and rules of law pertaining to trade secrets and confidential and proprietary information.

          SECTION 32. Rights Exercisable. Notwithstanding anything else to the contrary herein, Agent's rights hereunder are limited to whatever rights Grantor has with respect to the Collateral.

                                 *  *  *  *  *

          IN WITNESS WHEREOF, the Grantor and the Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                              [EINSTEIN BROS. BAGELS, INC.]
                              [BRACKMAN BROTHERS, INC.]
                              [BALTIMORE BAGEL CO.]
                              [NOAH'S NEW YORK BAGELS, INC.]



                              By:________________________________
                                Title:


                              BANK OF AMERICA ILLINOIS, as Agent


                              By:________________________________
                                 Title:

                                  SCHEDULE I
                           TO SECURITY AGREEMENT/*/




Locations of Equipment:

     Each of the locations set forth Schedule 4.12 of the Credit Agreement (other than those locations designated by an "*" on such Schedule 4.12) and each of the locations set forth on Annexes I-6, I-7 and I-8 to such
     Schedule 4.12.


Locations of Inventory:

     Each of the locations set forth Schedule 4.12 of the Credit Agreement (other than those locations designated by an "*" on such Schedule 4.12) and each of the locations set forth on Annexes I-6, I-7 and I-8 to such
     Schedule 4.12.

- ----------------
/*/ Modify as appropriate.

                                                                     EXHIBIT F-2
                                                                     -----------


                          TRADEMARK SECURITY AGREEMENT


          THIS TRADEMARK SECURITY AGREEMENT (this "Agreement") is dated as of May __, 1996 and is made by [EINSTEIN BROS. BAGELS, INC., a Delaware corporation] [BRACKMAN BROTHERS, INC., a Utah corporation] [BALTIMORE BAGEL CO., a Delaware corporation] [NOAH'S NEW YORK BAGELS, INC., a California corporation] ("Grantor"), in favor of and for the benefit of BANK OF AMERICA ILLINOIS, as Agent (the "Agent").


                                    RECITALS

          WHEREAS, [Einstein Bros. Bagels, Inc., a Delaware corporation (the "Borrower")] [Grantor] has entered into that certain Secured Credit Agreement dated as of May __, 1996, (said Credit Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with the Agent and the Lenders party thereto, pursuant to which the Lenders have agreed to make Revolving Loans to [Borrower] [Grantor], subject to the terms and conditions of the Credit Agreement;

          [WHEREAS, the Grantor will derive substantial direct and indirect benefits from the making of the Revolving Loans under the Credit Agreement; and]/*/

          WHEREAS, to secure the repayment of all amounts under the Credit Agreement and other Loan Documents, Grantor has granted to the Agent for the benefit of the Lenders a valid security interest in and to all of its now existing and hereafter acquired general intangibles, including, without limitation, all of its now existing and hereafter arising trade secrets, patents and patent applications, trademarks and trademark applications, tradenames, and copyrights.


                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to

- ----------------
/*/ Insert for Subsidiary Agreements.

induce the Lenders to make Revolving Loans, the parties hereto agree as follows:

          1. To secure the payment and performance of all indebtedness and other obligations and liabilities of [Borrower and] Grantor to the Lenders of every kind and description, whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising under or in connection with the Credit Agreement and other Loan Documents, Grantor hereby grants to the Agent for the benefit of the Lenders a valid, enforceable security interest in all of Grantor's rights, titles and interests in the United States and throughout the world, in and to all of its currently owned or hereafter acquired trademarks, registrations of trademarks and applications for registration, together with the goodwill of the business symbolized by such trademarks, including without limitation, those United States trademark registrations and applications for trademark registrations on Schedule A attached hereto and made a part hereof, and to all income, royalties, damages and payments now and hereafter due and/or payable under or based on such trademarks, and in and to all rights to sue, collect and retain damages and payments for past and future infringements and violation of the rights thereof (hereinafter all of the foregoing trademarks, registrations of trademarks and applications for trademark registrations are sometimes individually and/or collectively referred to as the "Trademarks").

          2. Grantor warrants and represents to and covenants with the Agent that except as disclosed to the Agent and the Banks in a letter dated as of the date of this Agreement:

          (a) Grantor is the present owner of the entire right, title and interest in and to the Trademarks that are the subject of registrations on Schedule A, and, to the best of its knowledge, has good and indefeasible title thereto.

          (b) Except pursuant to Area Development Agreements, Franchise Agreements, and similar agreements and as otherwise disclosed in writing by Grantor to the Agent, the Trademarks (excluding non-United States Trademarks) are free and clear of all security interests, liens, claims and encumbrances, except those permitted by the Credit Agreement.

          (c) Except pursuant to Area Development Agreements, Franchise Agreements and similar agreements and as otherwise disclosed in writing by Grantor to the Agent, Grantor has not granted any license, rights and privileges in or to the Trademarks to any party, except the Agent.

          (d) To the best of Grantor's knowledge, Grantor may use the Trademarks that are the subject of registrations on Schedule A free and clear of the infringement of the rights of others.

          (e) Except as otherwise disclosed in writing by Grantor to the Agent, Grantor has no outstanding threats of action and has not commenced and is not about to commence any suit or action against others in connection with the violation or enforcement of the rights of Grantor in the Trademarks.

          (f) The Trademarks on Schedule A constitute all of the United States registrations and applications for the Trademarks owned by Grantor.

          (g) Grantor has not and will not make any agreement or assignment in conflict with this Agreement.

          3. To the best of Grantor's knowledge, the trademark applications have been duly and properly filed, and the trademark registrations filed and issued, and the Trademarks which are the subject of registrations on Schedule A are valid and enforceable.

          4. Grantor shall not take any action, nor permit any action to be taken by others subject to Grantor's control, including licensees, or fail to take any action regarding any matter of which the Grantor has knowledge, which would affect the validity and enforcement of the Trademarks, or impair the value of the Trademarks or the goodwill of the business associated therewith, except Grantor may discontinue or abandon the use of the Trademarks and any applications and registrations therefor it determines in accordance with its reasonable business judgment, such discontinuance or abandonment is desirable or necessary.

          5. Subject to the other provisions of this Agreement, Grantor shall assume and continue, at its own cost and expense, through counsel of its own choice and acceptable to the Agent, full and complete responsibility for the prosecution, issuance, enforcement, maintenance, renewal or any other actions in connection with the Trademarks.

          6. Grantor promptly shall notify the Agent, in writing, of any material suit, action or proceeding brought against it relating to, concerned with or affecting the Trademarks or infringement of another trademark, and shall, on written request, deliver to the Agent a copy of all pleadings, papers, orders or decrees theretofore and thereafter filed in any such suit, action or proceeding, and shall keep the Agent fully advised in writing of the progress of any such suit.

          7. Grantor shall provide the Agent semi-annually with a listing of all new applications for trademarks (together with a listing of the issuance of registrations on any previous applications), which new applications and issued trademark registrations shall be subject to the terms and conditions of the Credit Agreement and this Agreement and come within the term "Trademarks" as set forth herein. Grantor shall, together with the list, provide the Agent, on written request, with duly executed documents in a form acceptable to counsel for the Agent and suitable for recording, which documents grant a valid enforceable security interest to the Agent for the benefit of the Lenders as in Paragraph 1 hereof, and subject to all the terms of this Agreement and the Credit Agreement.

          8. Grantor shall provide the Agent, at least annually, with a complete status report of all the Trademarks, and upon written request by the Agent, shall deliver to counsel for the Agent copies of any trademark applications and other non-privileged documents concerned with or related to the adoption, use, prosecution, protection, maintenance, renewal, enforcement or issuance of the Trademarks.

          9. In order to protect and continue the goodwill of the business associated with and symbolized by the Trademarks, and to avoid deception to the public as to the nature and quality of the goods on which the Trademarks are employed by Grantor, Grantor shall conduct its business in accordance with the requirements of production, quality and service of the goods in the market as in the past, and shall at all times use its reasonable best efforts to maintain the quality of the goods sold or distributed on which the Trademarks are employed commensurate with at least the same or better quality and past practices of Grantor.

          10. The occurrence of either of the following shall constitute an Event of Default under this Agreement: (a) if Grantor shall fail or neglect to perform, keep or observe any material term, provision, condition, covenant, warranty or representation contained in this Agreement which is required to be performed, kept or observed by Grantor, and the same is not cured within 15 Business Days after written notice thereof from the Agent to Grantor; or (b) occurrence of an Event of Default under the Credit Agreement. Grantor hereby appoints and designates the Agent its sole attorney to take any such action after an Event of Default as the Agent deems necessary under the circumstances, and Grantor shall pay all fees and expenses in connection with such action by its attorney so appointed and designated.

          11. From and after an Event of Default hereunder and the continuance thereof, the Agent may grant licenses, rights or other privileges in, or otherwise take whatever action with respect to the Trademarks that the Agent deems necessary or appropriate under the circumstances. In addition, from and after an Event of Default hereunder and during the continuance thereof, the Agent shall have all of the rights, remedies and benefits of a secured party under applicable law, including without limitation, all of the rights, remedies and benefits of a secured party under the Uniform Commercial Code, whether or not the Uniform Commercial Code is applicable.

          12. Should any part or provision of this Agreement be held unenforceable or conflicting with the law of any jurisdiction the validity of the remaining parts or provisions hereof shall not be affected thereby.

          13. Grantor agrees, on written request by the Agent, now and during the term of this Agreement to do all such acts as may be necessary or appropriate in order to carry out the intent and purpose of this Agreement, and to protect the interest of the Lenders in the Trademarks.

          14. The term of this Agreement shall correspond to the term of the Credit Agreement and this Agreement shall remain in full force and effect until the Credit Agreement is terminated or cancelled in accordance with the terms thereof.

          15. Upon payment in full of all obligations of the Grantor arising under or in connection with the Credit Agreement and other Loan Documents and the termination of each of the Lender's Commitment thereunder, the Agent agrees to release and take such further action as may be necessary of advisable to evidence such release and termination of its security interest set forth herein.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                              [EINSTEIN BROS. BAGELS, INC.]
                              [BRACKMAN BROTHERS, INC.]
                              [BALTIMORE BAGEL CO.]
                              [NOAH'S NEW YORK BAGELS, INC.]

ATTEST:
                              By:_______________________________
                                 Title:_________________________


- --------------------------
        Secretary

                              BANK OF AMERICA ILLINOIS, as Agent


                              By:_______________________________
                                 Title:_________________________

                                   SCHEDULE A
                                   ----------

                                   Trademarks
                                   ----------

Trademark           Serial #      Reg. #   Date Issued
- ---------           --------    ---------  -----------



                             Trademark Applications
                             ----------------------


Trademark                  Serial #        Date Applied For
- ---------                  --------        ----------------

                                                                     EXHIBIT F-3
                                                                     -----------

                 COLLATERAL ASSIGNMENT OF SERVICING AGREEMENTS


          THIS COLLATERAL ASSIGNMENT OF SERVICING AGREEMENTS (this "Agreement") is dated as of May __, 1996, and is made by EINSTEIN BROS. BAGELS, INC., a Delaware corporation ("Borrower"), in favor of and for the benefit of BANK OF AMERICA ILLINOIS, as Agent (the "Agent").

                                    RECITALS

          WHEREAS, the Borrower has entered into that certain Secured Credit Agreement dated as of May __, 1996, (said Credit Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with the Agent and the Lenders party thereto, pursuant to which the Lenders have agreed to make Revolving Loans to the Borrower, subject to the terms and conditions of the Credit Agreement;

          WHEREAS, the Borrower desires to grant pledges and security interests in its personal property in favor of the Agent; and

          WHEREAS, it is a condition precedent to the making of Revolving Loans by the Lenders under the Credit Agreement, that the Borrower shall have granted the security interest contemplated by this Agreement.


                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Revolving Loans, the parties hereto agree as follows:

          SECTION 1 Grant of Security. The Borrower hereby assigns and pledges to the Agent for the benefit of the Lenders, and hereby grants to the Agent for the benefit of the Lenders, a security interest in, all of the following, in each case whether now or hereafter existing or in which the Borrower now has or hereafter acquires an interest (the "Collateral") to secure the Secured Obligations (as defined in Section 2):

          1.1 all right, title and interest in, to and under each of the documents, instruments and agreements set forth on Schedule I hereto (the "Assigned Servicing Agreements");

          1.2  all records relating thereto; and

          1.3 All proceeds of any and all of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

          SECTION 2 Security for Obligations. This Agreement secures and the Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)) of all obligations of every nature of the Borrower now or hereafter existing under the Credit Agreement, the other Loan Documents and any promissory note or other document or instrument delivered pursuant thereto and all amendments, extensions or renewals thereof or hereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to the Borrower, would accrue on such obligations), fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Agent or the Lenders as a preference, fraudulent transfer or otherwise (all such obligations being the "Underlying Debt"), and all obligations of every nature of the Borrower now or hereafter existing under this Agreement (all such obligations of the Borrower, together with the Underlying Debt, being the "Secured Obligations").

          SECTION 3 The Borrower Remains Liable. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) the Agent shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder by reason of this Agreement.

          SECTION 4 Representations and Warranties. The Borrower represents and warrants as follows:

          4.1 Binding Obligation. This Agreement is the legally valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally and to general principles of equity.

          4.2 Underlying Rights Valid. To the best of its knowledge, each of the Assigned Servicing Agreements constitutes the legally valid and binding obligation of the party obligated to make payment thereunder. Each of the Assigned Servicing Agreements complies in all material respects with the provisions of all applicable laws and regulations, whether federal, state or local, applicable thereto.

          4.3 Ownership of Collateral. Except for the security interest created by this Agreement and Liens otherwise permitted under Section 6.1 of the Credit Agreement, the Borrower owns the Collateral free and clear of any Lien. Except such as may have been filed in favor of the Agent relating to this Agreement or as otherwise permitted under Section 6.1 of the Credit Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

          4.4 Perfection. This Agreement creates a valid security interest in the Collateral (subject only to such Liens as are permitted by the Credit Agreement), securing the payment of the Secured Obligations.

          4.5 Governmental Authorizations. Other than those authorizations and approvals which have been obtained or which may be required upon the exercise by the Agent of its rights and remedies hereunder (e.g., permits which must be renewed upon a change in control), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Borrower or

     (ii) for the perfection by the Agent of its rights and remedies hereunder (except as may have been taken by or at the direction of the Borrower or except as stayed under applicable law).

          4.6 Other Information. All information heretofore, herein or hereafter supplied to the Agent by or on behalf of the Borrower with respect to the Collateral is accurate and complete in all material respects.

          4.7  Assignment of Servicing Agreements.  The agreements listed on
     Schedule I hereto are in full force and effect and no default with respect to the undersigned has occurred thereunder.

          4.8 Incorporation of Credit Agreement Representations and Warranties. Each representation and warranty of the Borrower set forth in Article IV of the Credit Agreement is true and correct in all material respects and such representations and warranties are hereby incorporated herein by this reference with the same effect as though set forth in their entirety herein.

          SECTION 5 Further Assurances. The Borrower agrees that from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          SECTION 6 Agent Appointed Attorney-in-Fact. The Borrower hereby irrevocably appoints the Agent the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower, the Agent or otherwise, from time to time upon the occurrence and continuation of a Default in the Agent's discretion to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          6.1 to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral,

          6.2 generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Borrower's expense, at any time, or from time to time, all acts and things that the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

          SECTION 7 Agent May Perform. If the Borrower fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Borrower under Section 11.

          SECTION 8  Agent's Duties and Liabilities.

          8.1 The powers conferred on the Agent hereunder are solely to protect its interest and the interests of the Lenders in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to exercise reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

          8.2 The Agent shall not be liable to the Borrower (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral, that may occur as a result of, in connection with or that is in any way related to (x) any exercise by the Agent of any right or remedy under this Agreement or (y) any other act of or failure to act by the Agent, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of the Agent constituting gross negligence or willful misconduct.

          8.3 NO CLAIM MAY BE MADE BY THE BORROWER AGAINST THE AGENT, ANY LENDER OR THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN

     RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND THE BORROWER HEREBY EXPRESSLY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

          SECTION 9 Remedies. If any Event of Default shall have occurred and be continuing, the Agent may exercise in respect of the Collateral, (a) all the rights and remedies it has as a secured party on default under the Uniform Commercial Code of the State of Illinois (the "Code") (whether or not the Code applies to the affected Collateral), (b) all of the rights and remedies provided for in this Agreement, the Credit Agreement and any other agreement between the Borrower, the Agent and the Lenders, (c) in the case where a default also exists under the Assigned Servicing Agreements, exercise any one or more of Borrower's rights and remedies arising in connection with such Assigned Servicing Agreements and (d) such other rights and the remedies as may be provided by law or otherwise (such rights and remedies of the Agent to be cumulative and non-exclusive).

          SECTION 10 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as Collateral for, and/or then, or at any other time thereafter applied, in full or in part by the Agent against the Secured Obligations in the following order of priority:

          FIRST: To the payment of all reasonable costs and expenses of such collection or other realization and all other expenses, liabilities and advances made or incurred by the Agent in connection therewith and all amounts for which the Agent is entitled to indemnification hereunder and all advances made by the Agent hereunder for the account of the Borrower and for the payment of all costs and expenses paid or incurred by the Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 11;

          SECOND: To the ratable payment in full of the Secured Obligations owing to the Lenders; and

          THIRD: After payment in full of the amounts specified in the preceding paragraphs, to the payment to or upon the order of the Borrower, or whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          All applications of proceeds to the Secured Obligations shall be applied to the payment of interest before application of payment to principal.

          SECTION 11  Indemnity and Expenses.

          11.1 The Borrower agrees to indemnify the Agent and the Lenders from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's and/or any such Lender's, as the case may be, gross negligence or willful misconduct.

          11.2 The Borrower will upon demand pay to the Agent and/or any Lender, as the case may be, the amount of any and all reasonable expenses, including the reasonable fees and disbursements of such Person's counsel and of any experts and agents, that the Agent and/or any Lender, as the case may be, may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral after the occurrence of an Event of Default, (ii) the exercise or enforcement of any of the rights of the Agent and/or any Lender, as the case may be, hereunder after the occurrence of an Event of Default or (iii) the failure by the Borrower to perform or observe any of the provisions hereof.

          SECTION 12  Other Waivers by the Borrower, Etc.

          The Borrower waives any right to require the Agent to (a) proceed against any Person; (b) proceed against or exhaust any collateral held from any other Person; (c) pursue any other remedy in the Agent's power; or (d) make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any obligation or evidences of indebtedness held by the Agent as collateral, or in connection with any obligations or evidences of indebtedness that constitute in whole or in part the Underlying Debt, or in connection with the creation of new or additional indebtedness.

          The Borrower waives any defense arising by reason of, and agrees that the rights of the Agent and the obligations of the Borrower hereunder shall be absolute and unconditional irrespective of, (a) any disability or other defense of any other Person; (b) the unenforceability or cessation from any cause whatsoever, other than the indefeasible payment in full, of the Underlying Debt;
(c) the application by the Borrower of the proceeds of any Underlying Debt for purposes other than the purposes represented by the Borrower to the Agent or intended or understood by the Agent; (d) any right to deferral or modification of the Borrower's obligations hereunder by reason of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding; (e) to the fullest extent permitted by law, any defense or benefit that may be derived from or afforded by law that limits the liability of or exonerates guarantors or sureties; (f) any election of remedies by the Agent that destroys the Borrower's subrogation rights or the Borrower's right to proceed against any other Person for reimbursement, including without limitation, the loss of rights the Borrower may suffer by reason of any rights, power or remedies of the Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the Underlying Debt; and (g) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any other Person in respect of the Underlying Debt.

          Until the indefeasible payment in full of all of the Secured Obligations and termination of each Lender's Commitment, the Borrower waives any right to enforce any remedy that the Agent now has or may hereafter have against any other Person, and waives any benefit of, or any right to participate in, any security whatsoever now or hereafter held by the Agent.

          SECTION 13 Waiver of Hearing. The Borrower expressly waives any constitutional or other right to a judicial hearing prior to the time the Agent takes possession or disposes of the Collateral as provided in Section 9 hereof.

          SECTION 14 Waiver of Jury Trial. THE BORROWER AND THE AGENT HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Borrower and the Agent each acknowledge that this waiver is a material inducement for the Borrower and the Agent to enter into a business relationship, that the Borrower and the Agent have already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings. The Borrower and the Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY

TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 15 Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations and termination of each Lender's Commitment, (b) be binding upon the Borrower, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and its successors, transferees and assigns. Upon the indefeasible payment in full of the Secured Obligations and termination of each Lender's Commitment, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower. Upon any such termination, the Agent will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination and shall terminate its financing statements with regard to the Collateral wherever filed.

          SECTION 16 Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding anything contained herein to the contrary, the Borrower may amend, modify or terminate any of Assigned Servicing Agreements without the consent of the Agent.

          SECTION 17 Notices, Etc. All notices and other communications provided for under this Agreement shall be in writing (including telegraphic, telex or facsimile communication) and mailed or telecommunicated or delivered at the address of such party set forth in the Credit Agreement; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this
Section 17. All such notices and communications shall, when mailed or telecommunicated, be effective upon actual receipt, or one (1) Business Day after transmitted by telex and the appropriate answerback received, transmitted by facsimile or delivered to the telegraph company, respectively, addressed as aforesaid.

          SECTION 18 Consent to Jurisdiction and Service of Process. Each of the Borrower and the Agent hereby submits to the nonexclusive jurisdiction of the state courts of the State of Illinois and the federal courts located in the Northern District of Illinois for all matters arising under this Agreement and related documents. Service of process sufficient for personal jurisdiction in any action against the Borrower in Illinois may be made by registered or certified mail, return receipt requested, to the address specified pursuant to Section 17.

          SECTION 19 GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Code as in effect in the State of Illinois are used herein as therein defined.

          SECTION 20 Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

          SECTION 21 Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation and in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 22 No Other Writing. This writing is intended by the Borrower and the Agent as the final expression of this Agreement and is also intended, together with the Credit Agreement (and the other Exhibits thereto, including the Revolving Note) as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify and terms of this Agreement.
There are no conditions to the full effectiveness of this Agreement.

          SECTION 23 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the Borrower and the Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                 EINSTEIN BROS. BAGELS, INC.


                                 By:____________________________
                                 Title:


                                 BANK OF AMERICA ILLINOIS, as
                                 Agent


                                 By:_____________________________
                                 Title:


Notwithstanding any provisions contained in any of the Assigned Servicing Agreements, the undersigned acknowledges and consents to this Agreement and the assignment contemplated hereby.

BOSTON CHICKEN, INC.


_____________________________
Title:

                                 SCHEDULE I
                TO COLLATERAL ASSIGNMENT OF SERVICING AGREEMENTS



Description of Assigned Servicing Agreements:


1. Accounting and Administration Services Agreement made as of March 24, 1995, as the same may be amended, restated, and/or modified from time to time, by and between Progressive Bagel Concepts, Inc. and Boston Chicken, Inc.

2. Computer and Communications Systems Service Agreement, made and entered into March 24, 1995, as the same may be amended, restated, and/or modified from time to time, by and between Progressive Bagel Concepts, Inc. and Boston Chicken, Inc.

3. Financial Services Agreement, made and entered into March 24, 1995, as the same may be amended, restated and/or modified from time to time, by and between Progressive Bagel Concepts, Inc. and Boston Chicken, Inc.

4. Real Estate Services Agreement, made and entered into March 24, 1995, as the same may be amended, restated and/or modified from time to time, by and between Progressive Bagel Concepts, Inc. and Boston Chicken, Inc.

                                                                       EXHIBIT G
                                                                       ---------
                                PLEDGE AGREEMENT
                                ----------------

          THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of May __, 1996 made by EINSTEIN BROS. BAGELS, INC., a DELAWARE corporation (the "Pledgor"), in favor of BANK OF AMERICA ILLINOIS, INC., as Agent (the "Agent").


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Pledgor has entered into that certain Secured Credit Agreement, dated as of May __, 1996 (said Credit Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Credit Agreement") with the Agent and the lenders party thereto (the "Lenders"), pursuant to which the Lenders have agreed to make Revolving Loans (as defined herein) to the Pledgor, subject to the terms and conditions of the Credit Agreement;

          WHEREAS, as a condition precedent to the making of the Revolving Loans by the Lenders under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement; and

          WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Revolving Loans to the Pledgor pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of the Lenders, as follows:


                                   ARTICLE I

                                  DEFINITIONS

          Section 1.1 Certain Terms. The following terms when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          "Agent" is defined in the preamble.

          "Collateral" is defined in Section 2.1.

          "Credit Agreement" is defined in the first recital.

          "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, and other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

          "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares made out of capital surplus.

          "Lenders" is defined in the first recital.

          "Pledge Agreement" is defined in the preamble.

          "Pledged Affiliate Shares" means all shares of capital stock or other equity interest of any Pledged Share Issuer with respect to which the Pledgor is record owner and which are delivered by the Pledgor to the Agent as Pledged Property hereunder, and all of the certificates and instruments representing such shares of capital stock or other equity interest.

          "Pledged Debtor Shares" means all shares of capital stock or other equity interest of any Pledged Share Issuer with respect to which the Pledgor has been granted a Lien to secure certain Debt owed by some third party Person to the Pledgor and which are delivered to the Agent as Pledged Property hereunder, all of the certificates and instruments representing such shares of capital stock or other equity interest.

          "Pledged Note Issuer" means each Person identified in Item A of Attachment 1 (hereto as such Attachment 1 shall be updated by any substitute Attachment 1 delivered by Pledgor pursuant to Section 5.10 of the Credit Agreement) as the issuer of the Pledged Note identified opposite the name of such Person.

          "Pledged Notes" means all promissory notes of any Pledged Note Issuer which are delivered by the Pledgor to the Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 4.5, are amended, modified, or supplemented from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

          "Pledged Property" means all Pledged Shares, all Pledged Notes, and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Agent or may from time to time hereafter be delivered by the Pledgor to the Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

          "Pledged Share Issuer" means each Person identified in Item B of Attachment 1 hereto (as such Attachment 1 shall be updated by any substitute Attachment 1 delivered by Pledgor pursuant to Section 5.10 of the Credit Agreement) as the issuer of the Pledged Shares identified opposite the name of such Person.

          "Pledged Shares" means all Pledged Affiliate Shares and all Pledged Debtor Shares; provided, however Pledged Shares shall not include stock issued by the Pledgor.

          "Pledgor" is defined in the preamble.

          "Secured Obligations" is defined in Section 2.2.

          "U.C.C." means the Uniform Commercial Code as in effect in the State of Illinois, as the same may be amended from time to time.

          SECTION 1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

          SECTION 1.3 U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.


                                   ARTICLE II

                                     PLEDGE

          SECTION 2.1 Grant of Security Interest. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Agent for the benefit of the Lenders, and hereby grants to the Agent for the benefit of the Lenders, a continuing security interest in, all of the following property (the "Collateral"):

          (a) all promissory notes of each Pledged Note Issuer identified in Item A of Attachment 1 hereto (as such Attachment I shall be updated by any substitute Attachment I delivered by Pledgor pursuant to Section 5.10 of the Credit Agreement);

          (b)  all other Pledged Notes issued from time to time;

          (c) all Pledged Shares identified in Item B of Attachment 1 hereto (as such Attachment I shall be updated by any substitute Attachment I delivered by Pledgor pursuant to Section 5.10 of the Credit Agreement);

          (d)  all other Pledged Shares issued from time to time;

          (e) all other Pledged Property, whether now or hereafter delivered to the Agent in connection with this Pledge Agreement;

          (f) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property to which Pledgor is entitled or entitled to receive a security interest; and

          (g)  all proceeds of any of the foregoing.

          SECTION 2.2 Security for Obligations. This Pledge Agreement secures the payment in full of all obligations of every nature of the Pledgor now or hereafter existing under the Credit Agreement, the Revolving Note and each other Loan Document, whether for principal, interest, costs, fees, expenses, or otherwise (all such obligations of the Pledgor being the "Secured Obligations").

          SECTION 2.3 Delivery of Pledged Property; Registration of Pledge, Transfer, etc. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes (except to the extent any such Pledged Notes are expressly excluded from the delivery requirements hereunder pursuant to Section 5.10(a) of the Credit Agreement), shall be delivered to and held by or on behalf of the Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank. Prior to the delivery thereof to the Agent, such certificates or instruments shall be held by the Pledgor separate and apart from its other property and in express trust for the Agent. To the extent Pledgor has such rights, the Agent shall have the right, at any time after a Default shall have occurred and be continuing and without notice to the Pledgor, to transfer to, or to register in the name of the Agent or any of its nominees, any or all of the Pledged Affiliate Shares, subject only to the revocable rights of the Pledgor specified in clause (c) of Section 4.4. In addition, to the extent Pledgor has such rights, the Agent shall have the right at any time after a Default shall have occurred and be continuing to exchange certificates or instruments representing or evidencing any Pledged Affiliate Shares for certificates or instruments of smaller or larger denominations.

          SECTION 2.4 Dividends and Interest. (a) In the event that any Dividend to which Pledgor is entitled or entitled to receive a security interest is to be paid on any Pledged Share at a time when no Event of Default has occurred and is continuing, and the proceeds of such Dividend have not previously been required to be applied to any of the Secured Obligations, such proceeds may be paid directly to the Pledgor.

(b) In the event that any payment of interest or principal to which Pledgor is entitled or entitled to receive a security interest is to be paid on any Pledged Note at a time when no Event of Default has occurred and is continuing, and the proceeds of such payment have not previously been required to be applied to any of the Secured Obligations, such proceeds may be paid directly to the Pledgor.

          SECTION 2.5 Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full of all Secured Obligations and the termination of all Commitments,

          (b) be binding upon the Pledgor and its successors, transferees and assigns, and

          (c) inure to the benefit of the Agent, the Lenders and their respective successors, transferees, and assigns.

Without limiting the foregoing clause (c), pursuant to the terms of the Credit Agreement, the Lenders may assign, or otherwise transfer (in whole or in part) their ratable portion of the Revolving Note or any Revolving Loan held by them to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Lenders under any Loan Document (including this Pledge Agreement) or otherwise. Upon the payment in full of the Secured Obligations and the termination of each Lender's Commitment, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations or warranties of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares and all Pledged Notes, together with all other Collateral held by the Agent hereunder, and execute and deliver to the Pledgor, at the Pledgor's sole expense, such documents as the Pledgor shall reasonably request to evidence such termination.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          The Pledgor represents and warrants unto the Agent, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares and each pledge and delivery of a Pledged Note) by the Pledgor to the Agent of any Collateral, as follows:

          SECTION 3.1 Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) all the Collateral (other than Pledged Debtor Shares and Dividends, Distributions and Proceeds therefrom), free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest permitted under Section 6.1 of the Credit Agreement. The Pledgor has a valid, perfected, first priority security interest in the Pledged Debtor Shares and all proceeds thereof, subject to the exceptions set forth in Section 6.1 of the Credit Agreement.

          SECTION 3.2 As to Pledged Shares. In the case of any Pledged Affiliate Shares constituting such Collateral, all of such Pledged Affiliate Shares are duly authorized and validly issued, fully paid, and non-assessable.

          SECTION 3.3 As to Pledged Notes. To the best of Pledgor's knowledge, in the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered (except to the extent any such Pledged Notes are expressly excluded from the delivery requirements hereunder pursuant to Section 5.10(a) of the Credit Agreement), and are the legal, valid and binding obligation of the issuers thereof enforceable against such issuers in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights and to general principles of equity. None of the Pledged Notes are in default with respect to the obligor's payment obligation.

          SECTION 3.4 Authorization, Approval, etc. Except as may have been obtained, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

          (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

          (b) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.


                                   ARTICLE IV

                                   COVENANTS

          SECTION 4.1 Protect Collateral; Further Assurances, etc. The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except (i) in favor of the Agent hereunder, and (ii) prior to an Event of Default, in connection with the exercise of any remedy the Pledgor has against any third party borrower which has pledged such Collateral to the Pledgor as security). The Pledgor will warrant and take reasonable action to defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          SECTION 4.2 Stock Powers, etc. The Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Agent. The Pledgor will, from time to time upon the request of the Agent, promptly deliver to the Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence of any Event of Default and during the continuance thereof to the extent of any right to do such, promptly transfer any Pledged

Affiliate Shares into the name of any nominee designated by the Agent.

          SECTION 4.3 Continuous Pledge. Subject to Section 2.4, the Pledgor will, at all times, keep pledged to the Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto to which the Pledgor is entitled, or entitled to receive a security interest in, all Pledged Notes, all proceeds received by the Agent or the Pledgor with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral.

          SECTION 4.4 Voting Rights; Dividends, etc. The Pledgor agrees to deliver (properly endorsed where required hereby or requested by the Agent) to the Agent:

          (a) after an Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefor by the Agent, all Dividends and Distributions (to which the Pledgor is entitled or entitled to receive a security interest therein) and all interest, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Agent as additional Collateral for use in accordance with Section 6; and

          (b) after an Event of Default shall have occurred and be continuing, promptly upon request of the Agent, such proxies and other documents as may be necessary to allow the Agent to exercise any voting power to which the Pledgor is entitled with respect to any share of capital stock (including Pledged Shares) constituting Collateral;

provided, however, that unless an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled:

          (c) to exercise, in its reasonable judgment, but in a manner which would not have a material adverse effect on the value of the Pledged Shares, and in a manner not inconsistent with the terms of the Credit Agreement or any other Loan Document (including this Pledge Agreement) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral (subject to the Pledgor's obligation to deliver to the Agent such Pledged Shares and other shares in pledge hereunder); and

          (d) to the prompt receipt of all Dividends in accordance with Section 2.4.

All Dividends, Distributions, interest, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Agent, shall, until delivery to the Agent, be held by the Pledgor separate and apart from its other property in trust for the Agent. The Agent agrees that unless an Event of Default shall have occurred and be continuing, the Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise any voting power to which the Pledgor is entitled with respect to any share of capital stock (including Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

          SECTION 4.5 Additional Undertakings. The Pledgor will not, without the prior written consent of the Agent, which will not be unreasonably withheld or delayed:

          (a) enter into any agreement materially amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof, provided that the Pledgor may exercise its rights to convert debt or exercise options for equity in any Financed Franchisee at any time permitted by the Credit Agreement; or

          (b) take or omit to take any action the taking or the omission of which would result in any material impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral.


                                   ARTICLE V

                                   THE AGENT

          SECTION 5.1 Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time upon the occurrence and during the continuance of a Default in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

          (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

          SECTION 5.2 Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.3.

          SECTION 5.3 Reasonable Care. The Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                   ARTICLE VI

                                    REMEDIES

          SECTION 6.1 Certain Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may sell the Collateral or any part thereof after reasonable notice to the Pledgor in one or more parcels at public or private sale or broker's board, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that the Agent or any Lender shall be entitled to bid for or purchase any or all of the Collateral at any such sale. The Pledgor agrees that at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b)  The Agent may  (to the extent Pledgor could do so or has done so)

               (i) transfer all or any part of the Collateral into the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral,

               (v)  take control of any proceeds of the Collateral, and

               (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

          SECTION 6.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as Collateral for, and/or then, or at any other time thereafter applied, in full or in part by the Agent against the Secured Obligations in the following order of priority:

          FIRST: To the payment of all reasonable costs and expenses of such sale, collection or other realization and all other expenses, liabilities and advances made or incurred by the Agent in connection therewith and all amounts for which the Agent is entitled to indemnification hereunder and all advances made by the Agent hereunder for the account of the Pledgor and for the payment of all costs and expenses paid or incurred by the Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 6.3;

          SECOND: To the ratable payment in full of the Secured Obligations owing to the Lenders; and

          THIRD: After payment in full of the amounts specified in the preceding paragraphs, to the payment to or upon the order of the Pledgor, or whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          All applications of proceeds to the Secured Obligations shall be applied to the payment of interest before application of payment to principal.

          SECTION 6.3 Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Agent and the Lenders from and against any and all claims, losses, and liabilities growing out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Agent's and/or any such Lender's, as the case may be, gross negligence or willful misconduct. Upon demand, the Pledgor will pay to the Agent and/or any Lender, as the case may be, the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent and/or any Lender, as the case may be, may incur in connection with:

          (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

          (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

          (c) the exercise or enforcement of any of the rights of the Agent or any Lender, as the case may be, hereunder; or

          (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

          SECTION 6.4 Rights Exercisable. Notwithstanding anything else to the contrary herein, Agent's rights hereunder are limited to whatever rights Pledgor has with respect to the Collateral.


                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

          SECTION 7.1 Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article IX thereof.

          SECTION 7.2 Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

          SECTION 7.3 Obligations Not Affected. The obligations of the Pledgor under this Pledge Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

          (a) any amendment or modification or addition or supplement to the Credit Agreement, any Note, any other Loan Document, any instrument delivered in connection therewith, or any assignment or transfer thereof;

          (b) any exercise, non-exercise, or waiver by the Agent of any right, remedy, power, or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to, this Pledge Agreement, the Credit Agreement, or any other Loan Document;

          (c) any waiver, consent, extension, indulgence, or other action or inaction in respect of this Pledge Agreement, the Credit Agreement, or any other Loan Document or any assignment or transfer of any thereof; or

          (d) any bankruptcy, insolvency, reorganization,arrangement, readjustment, composition, liquidation, or the like, of the Pledgor or any other Person, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

          SECTION 7.4 Protection of Collateral. The Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

          SECTION 7.5 Notices, Etc. All notices and other communications provided for under this Pledge Agreement shall be in writing (including telegraphic, telex or facsimile communication) and mailed or telecommunicated or delivered at the address of such party set forth in the Credit Agreement; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 7.5. All such notices and communications shall, when mailed or telecommunicated, be effective upon actual receipt, or one (1) Business Day after transmitted by telex and the appropriate answerback received, transmitted by facsimile or delivered to the telegraph company, respectively, addressed as aforesaid.

          SECTION 7.6 Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

          SECTION 7.7 Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

          Section 7.8 LAW. THIS PLEDGE AGREEMENT HAS BEEN DELIVERED AT CHICAGO, ILLINOIS, AND SHALL BE CONSTRUED IN

ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CHOICE OF LAW.

          SECTION 7.9 Submission to Jurisdiction. Pledgor hereby irrevocably agree that any legal action or proceeding pertaining to this Pledge Agreement may be brought in the courts of the State of Illinois, County of Cook, or of the United States of America for the Northern District of Illinois. The Pledgor hereby irrevocably agrees that service of process in such action or proceeding may be made either by mailing, by registered or certified mail, postage prepaid, a copy of the summons or complaint, or other legal process in such action or proceeding to the Pledgor at the address specified pursuant to Section 7.5. Service of process in any such action or proceeding, effected as aforesaid, shall be effective upon receipt by the Pledgor or such agent and shall be deemed personal service upon the Pledgor and shall be legal and binding upon the Pledgor for all purposes, notwithstanding any failure by the Pledgor's agent to forward copies of such process to the Pledgor. The Pledgor hereby waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any such action or proceeding in any such court as well as any right it may now or hereafter have to remove any such action or proceeding, once commenced, to another court on the grounds of forum non conveniens or otherwise.

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.



                                 EINSTEIN BAGELS BROS., INC.



                                 By  _____________________________
                                 Title:


                                 BANK OF AMERICA ILLINOIS, as
                                 Agent



                                 By  _____________________________
                                 Title:

                                                                    ATTACHMENT 1
                                                                              to
                                                                Pledge Agreement



Pledged Notes
- -------------

See items described on part (1) "Debt" of Schedule 4.17 of the Credit Agreement, which is incorporated herein by this reference.

Item B.  Pledged Shares
         --------------

See items described on part (3) "Capital Stock, Partnership Interests or Other Equity Interests" of Schedule 4.17 of the Credit Agreement, which is incorporated herein by this reference.

                                                                       EXHIBIT H
                                                                       ---------

               COLLATERAL ASSIGNMENT OF TENANT'S RIGHTS IN LEASE
               -------------------------------------------------


     THIS COLLATERAL ASSIGNMENT OF TENANT'S RIGHTS IN LEASE (this "Assignment") is made as of the ___ day of ___________, 199_ by EINSTEIN BAGEL BROS., INC., a Delaware corporation ("Borrower"), to BANK OF AMERICA ILLINOIS, as Agent for the Lenders (herein, together with its successors and assigns in such capacity, called "Agent").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Lenders now and from time to time hereafter shall make loans, advances and/or financial accommodations to or for the benefit of Borrower pursuant to a certain Secured Credit Agreement dated as of May __, 1996, among Borrower, Lenders, and Agent (which agreement, together with all renewals, amendments or replacements, is referred to as the "Credit Agreement"; terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement); and

     WHEREAS, Borrower has entered into a commercial lease with [-] ("Landlord") dated [-] for occupancy of the property commonly known as [-] and legally described on Exhibit A attached hereto and made a part hereof (the "Premises") (which lease, together with all renewals, amendments, or replacements, all of the Borrower's rights and remedies thereunder, and all proceeds payable under any policy of insurance covering loss resulting from untenantability caused by destruction or damage to the Premises, is hereinafter referred to as the "Lease"). The Lease is additional security for all of Borrower's obligations to Agent or Lenders arising under or in connection with the Credit Agreement and the other Loan Documents (the "Liabilities").

     NOW, THEREFORE, for and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. The Assignment. In order to induce Lenders to make advances under the Credit Agreement and as additional security for the payment of the Liabilities and for the performance and observance of all the agreements contained herein, in the Credit Agreement and in the other Loan Documents, Borrower does hereby set over, and transfer to Agent, upon the terms and conditions hereinafter contained, a continuing collateral security interest in the Lease, together with all the right, title and interest of Borrower therein and thereto, to have and to hold the same unto Agent, its successors and assigns, forever, or for such shorter period as hereinafter may be indicated, as additional security for the payment of the Liabilities and for the performance and observance of all the agreements contained in the Credit Agreement.

2. Warranties, Representations and Covenants. Borrower hereby covenants, represents, warrants and agrees as follows:

     A. At all times, but not more than two times per year unless there has been an Event of Default, Agent shall have the right to verify the validity, amount of or any other matter relating to the Lease, by mail, telephone, telegraph or otherwise, in the name of Borrower, Agent, any or all of the Lenders, a nominee of Agent, or any or all of said names, all in accordance with the terms and conditions of the Lease.

     B. Unless Agent notifies Borrower in writing that it dispenses with any one or more of the following requirements, Borrower shall: (i) inform Agent, in writing, of any assertion of any material defaults, claims, offsets or counterclaims under the Lease; and (ii) not permit or agree to any termination or surrender, or to any material extension, settlement or amendment or modification of, the Lease.

     C. The Lease is in full force and effect; a complete and correct copy of the Lease has been furnished to Agent; Borrower is the lessee under the Lease and has good right to collaterally assign its interest in the same (subject, however, to the rights, if any, of the Landlord to consent to such collateral assignment); no other person, firm or corporation has any right, title or interest therein except as expressly set forth herein; and Borrower has not previously sold, assigned, transferred, mortgaged or pledged its interest in the Lease to any other person or entity, except for any subleases described in
Schedule 2C hereto.

     D. Borrower has and shall: (i) observe, perform and discharge, duly and punctually, all the obligations, terms, covenants, conditions and warranties of the Lease, on the part of Borrower to be kept, observed and performed, if any such failure to keep, observe or perform could result in the termination of the Lease; and (ii) give prompt notice to Agent of any failure on the part of Borrower to observe, perform and discharge same. Borrower has and shall: (i) appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with the Lease or the obligations, duties or liabilities of Borrower and/or Landlord thereunder; (ii) upon request by Agent, will do so in the name and behalf of Agent but at the expense of Borrower; and
(iii) pay all costs and expenses of Agent, including reasonable attorneys' fees in any action or proceeding in which Agent may appear.

     E. Borrower has entered or will enter into occupancy of the Premises in accordance with the terms and conditions of the Lease; to the best of Borrower's knowledge, Landlord is not in default in performing or complying with any of its obligations under the Lease to the best of Borrower's knowledge; Landlord has completed, or will complete within the time period provided in the Lease, all improvements required by the terms of the Lease; and to the best of Borrower's knowledge, the Premises are, or will be within the due course of construction completion, open for the use of Borrower, its customers, employees and invitees.

     F. Neither Lenders nor Agent shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Premises nor shall Lenders or Agent assume any obligation, duty or liability under the Lease.

     G. Borrower hereby agrees to indemnify and hold Agent and Lenders harmless of, from and against any and all liability, loss, damage or expense which Agent or Lenders may or might incur by reason of this Agreement. Should Agent or Lenders incur any such liability, loss, damage or expense, the amount thereof (including reasonable attorneys' fees) shall be payable by Borrower immediately upon demand, shall bear interest (at the rate due on monies after a default) from the date of payment by Agent or Lenders thereof until repaid by Borrower, and shall be secured hereby.

     H. The failure of Agent to avail itself of any of the terms, covenants and conditions of this Assignment for any period of time or at any time or times, shall not be construed or deemed to be a waiver by Agent of any of its rights and remedies hereunder. The rights and remedies of Agent under this Assignment are and shall be cumulative and in addition to any and all rights and remedies available to Agent or Lenders under the Credit Agreement.

     I. Upon payment in full of all of the Liabilities, this Assignment shall become and be void and of no further effect, and Agent shall, upon demand by Borrower, execute a release to be filed of record.

     J. This Assignment was executed and delivered in, and, except as otherwise specifically stated in any given paragraph hereof, shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws and decisions of the State of Illinois.

3. Power of Attorney. Upon the occurrence of an Event of Default under the terms of the Credit Agreement, Borrower further irrevocably appoints Agent as Borrower's attorney-in-fact to exercise any or all of Borrower's rights in, to, and under the Lease and to do any or all other acts, in Borrower's name or in the Agent's own name, that Borrower could do under the Lease, with the same force and effect as if this Assignment had not been made.

4. Exercise of Rights. Upon the occurrence of an Event of Default under the terms of the Credit Agreement, Agent, in its sole discretion, may do any one or more of the following, subject to the terms and conditions contained in the
Lease:

     A. Enter upon, take possession of, manage and operate the Premises or any part thereof pursuant to the terms and conditions of the Lease, and Borrower agrees to surrender possession of the same.

     B. If such Event of Default under the Credit Agreement occurs due to Borrower's default under the Lease, Agent may cure any such default under the Lease within the curative times provided in the Lease, or any longer period granted to Agent by Landlord.

     C. Exercise any and all rights and remedies afforded to Agent or Lenders under the Credit Agreement, the other Loan Documents and the Uniform Commercial Code and any and/all other applicable provisions of law, including the right to sell Borrower's interest in the Lease at a public or private sale.

5. Successors and Assigns. This Agreement shall inure to the benefit of and be binding on Borrower and Agent and the successors and assigns of each.

     IN WITNESS WHEREOF, this Agreement has been duly exercised the day and year first above written.

                                 EINSTEIN BAGEL BROS., Inc., a Delaware
                                 corporation



                                 By: _______________________________________
                                     Its __________ President



                                 Attest: ___________________________________
                                         Its __________ Secretary


     [CORPORATE SEAL]
STATE OF ILLINOIS             )
                              )  SS:
COUNTY OF ____________________)

     I, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that ______________________________, personally known to me to be the __________ President of EINSTEIN BAGEL BROS., INC., a Delaware corporation, and ______________________________, personally known to me to be the __________ Secretary of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such __________ President and __________ Secretary, they signed, sealed and delivered said instrument as __________ President and __________ Secretary of said corporation, and caused the corporate seal of said corporation to be affixed thereto, pursuant to authority, given by the Board of Directors of said corporation as their free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     Given under my hand and official seal, this _____ day of [-], 19[-].

                                         _____________________________________

     Notary Public

My Commission Expires: ____________________


This Instrument Prepared In Chicago, Illinois By and After Recording Return To:

[-]
McDermott, Will & Emery
227 West Monroe Street
Chicago, Illinois  60606

                                   EXHIBIT A
                                   ---------

 [ATTACHED TO AND MADE A PART OF A COLLATERAL ASSIGNMENT OF TENANT'S RIGHTS IN
    LEASE DATED [-] BETWEEN EINSTEIN BAGEL BROS., INC. AND BANK OF AMERICA
                        ILLINOIS, AS AGENT FOR LENDERS]

STORE NO:
- --------

ADDRESS:
- -------


PERMANENT TAX INDEX NUMBER:
- --------------------------

LEGAL DESCRIPTION:
- -----------------

                                                                       EXHIBIT I
                                                                       ---------

                               LANDLORD'S CONSENT
                               ------------------

     THIS LANDLORD'S CONSENT (this "Agreement") is executed and delivered by [-] ("Landlord") to BANK OF AMERICA ILLINOIS, as Agent for Lenders (herein, together with its successors and assigns in such capacity, called "Agent"), with reference to the following facts:

     A. EINSTEIN BROS. BAGELS, INC., a Delaware corporation ("Borrower"), is the lessee under a Lease Agreement dated [-] (which lease, together with all renewals, amendments or replacements, is referred to as the "Lease") concerning the property commonly known as [-] and legally described on Exhibit A attached hereto and made a part hereof (the "Premises").

     B. Borrower, certain financial institutions (the "Lenders"), and Agent have entered into a Secured Credit Agreement dated as of May __, 1996 (which agreement, together with all renewals, amendments or replacements, is referred to as the "Credit Agreement"; terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement) providing for Lenders to lend money to or for the benefit of Borrower. To secure Borrower's obligations to Lenders under the Loan Documents ("Borrower's Liabilities"), Borrower has granted to Agent a first priority security interest in and to all inventory, equipment, furnishings, fixtures, books and records now owned or hereafter acquired by Borrower (the "Collateral"), all or some of which is now or hereafter may be located at the Premises.

     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord covenants and agrees with Agent as follows:

     1. Landlord waives all rights which Landlord now has, or hereafter may have, under the laws of the State of [-] or by virtue of the Lease or Borrower's occupation of the Premises, to levy or distrain for rent or for any monetary obligation arising by reason of default under the Lease, or to assert any lien, right, claim or title to the Collateral. Landlord acknowledges that Agent's security interest in the Collateral pursuant to the Loan Documents is superior to any lien, right, claim or title which Landlord now has or hereafter may have or assert in or to the Collateral.

     2. For purposes of this Agreement, Landlord agrees that the Collateral shall consist of all of the Borrower's removable personal property on or about the Premises, which shall not be deemed fixtures. Collateral shall not include any leasehold improvements which are permanently attached to the Premises or which are owned by Landlord.

     3. If Borrower defaults under the Loan Documents, Agent may remove the Collateral or any part thereof from the Premises in accordance with the terms and conditions of the Loan Documents or statutory law without objection or interference by Landlord and in such case Landlord will make no claim or demand against the Collateral. In the event of any such default by Borrower, Landlord agrees that, at Agent's option, the Collateral may remain at the Premises for a period not exceeding one (1) month following the default, provided Agent pays rent to Landlord for the Premises at the same rate imposed upon Borrower.

     4. If Borrower defaults in the payment or performance of any obligations under the Lease and Landlord serves notice thereof, Landlord shall give Agent written notice thereof and twenty (20) days after the date of such notice to cure the same on behalf of Borrower. Written notice shall be delivered to Agent by registered or certified mail, postage prepaid, at 231 South LaSalle Street, Chicago, Illinois 60697, Attn: David Johanson, Vice President.

     5. Landlord acknowledges that, concurrently herewith, Borrower is assigning to Agent Borrower's interest in the Lease pursuant to a Collateral Assignment of Tenant's Rights in Lease. Landlord represents that the Lease is in full force and effect and that, as of the date hereof, Borrower is not in default thereunder nor, to Landlord's knowledge, has any event occurred which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder. Landlord consents to such assignment and agrees that upon written notice from Agent that a default has occurred under any of the Loan Documents, all rights under the Lease otherwise exercisable by Borrower may be exercised by Agent. Until a default under the Loan Documents has occurred and Agent has agreed to assume the obligations of Borrower under the Lease, Landlord shall look solely to Borrower for payment of all sums due under the Lease and for compliance with the terms and provisions of the Lease.

     6. Agent may, without affecting the validity of this Agreement, extend, amend or in any way modify the terms of payment or performance of any of Borrower's Liabilities, without the consent of Landlord and without giving notice thereof to Landlord.

     7. This Agreement shall inure to the benefit of the successors and assigns of Agent and shall be binding upon the heirs, personal representatives, successors and assigns of Landlord.

     8. This Agreement shall be governed by the internal laws of the State of [-] without reference to principles of choice of law.

     9. Neither this Agreement nor Agent's security interest in the Collateral shall be deemed a mortgage of or lien upon Landlord's fee title to the Premises.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first above written.

                                       _______________________________________
                                                     (Landlord)

If corporation:                        By: ___________________________________
                                                Its __________ President

    [CORPORATE SEAL]                   Attest: _______________________________
                                                   Its __________ Secretary

If partnership:                        By: ___________________________________
                                                   Its General Partner




If individual:                         _______________________________________
                                       Print Name: ___________________________


                                       _______________________________________
                                       Print Name: ___________________________



This Instrument Prepared In Chicago, Illinois By and After Recording Return To:

[-]
McDermott, Will & Emery
227 West Monroe Street
Chicago, Illinois  60606

                          PARTNERSHIP ACKNOWLEDGEMENT
                          ---------------------------


State of ____________________)
                             ) ss.
County of ___________________)


     I, __________________________, a Notary Public in and for said County, in the State aforesaid, do hereby certify that ____________________________,

personally known to me to be a general partner of _________________________, a ____________________ partnership, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that he signed and delivered the said instrument as a partner of said partnership, pursuant to due power and authority, as his free and voluntary act ad as the free and voluntary act and deed of said partnership, for the uses and purposes therein set forth.

     Given under my hand and seal this _____ day of _____________________, 19_____.


                                       _______________________________________

     Notary Public


My Commission Expires: ____________________

                           CORPORATE ACKNOWLEDGEMENT
                           -------------------------


State of ____________________)
                             ) ss.
County of ___________________)


     I, __________________________, a Notary Public in and for said County, in the State aforesaid, do hereby certify that ____________________________, personally known to me to be the __________ President of __________________, a ____________________ corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such officer he signed and delivered the said instrument, and caused the corporate seal to be affixed thereto, pursuant to authority given by the Board of Directors of said corporation, as his free and voluntary act and as the free and voluntary act and deed of said corporation, for the purposes therein set forth.

     Given under my hand and seal this _____ day of ______________________, 19_____.


                                       _______________________________________

     Notary Public


My Commission Expires: ____________________

                           INDIVIDUAL ACKNOWLEDGEMENT
                           --------------------------

State of ____________________)
                             ) ss.
County of ___________________)



     I, __________________________, a Notary Public in and for said County, in the State aforesaid, do hereby certify that ____________________________, personally known to me to be the same person(s) whose name(s) is/are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her free and voluntary act and deed for the purposes therein set forth.

     Given under my hand and seal this _____ day of_______________________, 19_____.


                                       _______________________________________
     Notary Public


My Commission Expires: ____________________

                                   Exhibit A
                                   ---------

                         LEGAL DESCRIPTION OF PREMISES

STORE NO:
- --------

ADDRESS:
- -------

PERMANENT TAX INDEX NUMBER:
- --------------------------

LEGAL DESCRIPTION:
- -----------------

                                                                       EXHIBIT J
                                                                       ---------

                  COLLATERAL ASSIGNMENT OF LOAN DOCUMENTATION


          THIS COLLATERAL ASSIGNMENT OF LOAN DOCUMENTATION (this "Agreement") is dated as of May __, 1996, and is made by EINSTEIN BROS. BAGELS, INC., a Delaware corporation ("Borrower"), in favor of and for the benefit of BANK OF AMERICA ILLINOIS, as Agent (the "Agent").

                                    RECITALS

          WHEREAS, the Borrower has entered into that certain Secured Credit Agreement dated as of May __, 1996, (said Credit Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with the Agent and the Lenders party thereto, pursuant to which the Lenders have agreed to make Revolving Loans to the Borrower, subject to the terms and conditions of the Credit Agreement;

          WHEREAS, the Borrower desires to grant pledges and security interests in its personal property in favor of the Agent; and

          WHEREAS, it is a condition precedent to the making of Revolving Loans by the Lenders under the Credit Agreement, that the Borrower shall have granted the security interest contemplated by this Agreement.


                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Revolving Loans, the parties hereto agree as follows:

          SECTION 1 Grant of Security. The Borrower hereby assigns and pledges to the Agent for the benefit of the Lenders, and hereby grants to the Agent for the benefit of the Lenders, a security interest in, all of the following, in each case whether now or hereafter existing or in which the Borrower now has or hereafter acquires an interest (the "Collateral") to secure the Secured Obligations (as defined in Section 2):

          1.1 all right, title and interest in, to and under each of the documents, instruments and agreements set forth on Schedule I hereto (the "Assigned Loan

     Documents") (as such Schedule I shall be updated by any substitute Schedule I delivered by the Borrower pursuant to Section 5.10 of the Credit Agreement);

          1.2 all accessions to any of the foregoing and all substitutions, renewals, improvements and replacements of and additions thereto; and

          1.3 All proceeds of any and all of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

          SECTION 2 Security for Obligations. This Agreement secures and the Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)) of all obligations of every nature of the Borrower now or hereafter existing under the Credit Agreement, the other Loan Documents and any promissory note or other document or instrument delivered pursuant thereto and all amendments, extensions or renewals thereof or hereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to the Borrower, would accrue on such obligations), fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Agent or the Lenders as a preference, fraudulent transfer or otherwise (all such obligations being the "Underlying Debt"), and all obligations of every nature of the Borrower now or hereafter existing under this Agreement (all such obligations of the Borrower, together with the Underlying Debt, being the "Secured Obligations").

          SECTION 3 The Borrower Remains Liable. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) the

Agent shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder by reason of this Agreement.

          SECTION 4 Representations and Warranties. The Borrower represents and warrants as follows:

          4.1 Binding Obligation. This Agreement is the legally valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally and to general principles of equity.

          4.2 Delivery of Certain Collateral. All notes and other instruments comprising any and all items of Collateral have been delivered to the Agent duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

          4.3 Payment Rights Valid. To the best of its knowledge, each of the Assigned Loan Documents constitutes the legally valid and binding obligation of the party obligated to make payment thereunder. Each of the Assigned Loan Documents complies in all material respects with the provisions of all applicable laws and regulations, whether federal, state or local, applicable thereto (including, without limitation, any usury law, the Federal Truth in Lending Act and Regulation C of the Federal Reserve System). None of the Assigned Loan Documents is evidenced by a promissory note, or other debt instrument, that has not been delivered to the Agent.

          4.4 Ownership of Collateral. Except for the security interest created by this Agreement and Liens otherwise permitted under Section 6.1 of the Credit Agreement, the Borrower owns the Collateral free and clear of any Lien. Except such as may have been filed in favor of the Agent relating to this Agreement or as otherwise permitted under Section 6.1 of the Credit Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

          4.5 Perfection. This Agreement creates a valid security interest in the Collateral (subject to such

     Liens as are permitted by the Credit Agreement), securing the payment of the Secured Obligations.

          4.6 Governmental Authorizations. Other than those authorizations and approvals which have been obtained or which may be required upon the exercise by the Agent of its rights and remedies hereunder (e.g., permits which must be renewed upon a change in control), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Borrower or (ii) for the perfection by the Agent of its rights and remedies hereunder (except as may have been taken by or at the direction of the Borrower or except as stayed under applicable law).

          4.7 Other Information. All information heretofore, herein or hereafter supplied to the Agent by or on behalf of the Borrower with respect to the Collateral is accurate and complete in all material respects. Without limiting the foregoing, Schedule I hereto sets forth a true, accurate and complete list of all of the Financed Franchisee Loan Documents in effect as of the Effective Date.

          4.8 Incorporation of Credit Agreement Representations and Warranties. Each representation and warranty of the Borrower set forth in Article IV of the Credit Agreement is true and correct in all material respects and such representations and warranties are hereby incorporated herein by this reference with the same effect as though set forth in their entirety herein.

          SECTION 5 Further Assurances. The Borrower agrees that from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          SECTION 6 Agent Appointed Attorney-in-Fact. The Borrower hereby irrevocably appoints the Agent the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower, the Agent or otherwise, from time to time upon the occurrence and continuation of a Default in the Agent's discretion to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          6.1 to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          6.2 to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above,

          6.3 to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral,

          6.4 generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Borrower's expense, at any time, or from time to time, all acts and things that the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

          SECTION 7 Agent May Perform. If the Borrower fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Borrower under Section 11.

          SECTION 8  Agent's Duties and Liabilities.

          8.1 The powers conferred on the Agent hereunder are solely to protect its interest and the interests of the Lenders in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to exercise reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

          8.2 The Agent shall not be liable to the Borrower (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral, that may occur as a result of, in connection with or that is in any way related to (x) any exercise by the Agent of any right or remedy under this Agreement or (y) any other act of or failure to act by the Agent, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of the Agent constituting gross negligence or willful misconduct.

          8.3 NO CLAIM MAY BE MADE BY THE BORROWER AGAINST THE AGENT, ANY LENDER OR THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND THE BORROWER HEREBY EXPRESSLY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

          SECTION 9 Remedies. If any Event of Default shall have occurred and be continuing, the Agent may exercise in respect of the Collateral, (a) all the rights and remedies it has as a secured party on default under the Uniform Commercial Code of the State of Illinois (the "Code") (whether or not the Code applies to the affected Collateral), (b) all of the rights and remedies provided for in this Agreement, the Credit Agreement and any other agreement between the Borrower, the Agent and the Lenders, (c) in the case where a default also exists under the Assigned Loan Documents, exercise any one or more of Borrower's rights and remedies arising in connection with such Assigned Loan Documents and (d) such other rights and the remedies as may be provided by law or otherwise (such rights and remedies of the Agent to be cumulative and non-exclusive).

          SECTION 10 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as Collateral for, and/or then, or at any other time thereafter applied, in full or in part by the Agent against the Secured Obligations in the following order of priority:

          FIRST: To the payment of all reasonable costs and expenses of such collection or other realization and all other expenses, liabilities and advances made or incurred by the Agent in connection therewith and all amounts for which the Agent is entitled to indemnification hereunder and all advances made by the Agent hereunder for the account of the Borrower and for the payment of all costs and expenses paid or incurred by the Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 11;

          SECOND: To the ratable payment in full of the Secured Obligations owing to the Lenders; and

          THIRD: After payment in full of the amounts specified in the preceding paragraphs, to the payment to or upon the order of the Borrower, or whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          All applications of proceeds to the Secured Obligations shall be applied to the payment of interest before application of payment to principal.

          SECTION 11  Indemnity and Expenses.

          11.1 The Borrower agrees to indemnify the Agent and the Lenders from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's or the any such Lender's, as the case may be, gross negligence or willful misconduct.

          11.2 The Borrower will upon demand pay to the Agent and/or any Lender, as the case may be, the amount of any and all reasonable expenses, including the reasonable fees and disbursements of such Person's counsel and of any experts and agents, that the Agent and/or any Lender, as the case may be, may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral after the occurrence of an Event of Default, (ii) the exercise or enforcement of any of the rights of the Agent and/or any Lender, as the case may be, hereunder after the occurrence of an Event of Default or (iii) the failure by the Borrower to perform or observe any of the provisions hereof.

          SECTION 12  Other Waivers by the Borrower, Etc.

          The Borrower waives any right to require the Agent to (a) proceed against any Person; (b) proceed against or exhaust any collateral held from any other Person; (c) pursue any other remedy in the Agent's power; or (d) make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any obligation or evidences of indebtedness held by the Agent as collateral, or in connection with any obligations or evidences of indebtedness that constitute in whole or in part the Underlying Debt, or in connection with the creation of new or additional indebtedness.

          The Borrower waives any defense arising by reason of, and agrees that the rights of the Agent and the obligations of the Borrower hereunder shall be absolute and unconditional irrespective of, (a) any disability or other defense of any other Person; (b) the unenforceability or cessation from any cause whatsoever, other than the indefeasible payment in full, of the Underlying Debt;
(c) the application by the Borrower of the proceeds of any Underlying Debt for purposes other than the purposes represented by the Borrower to the Agent or intended or understood by the Agent; (d) any right to deferral or modification of the Borrower's obligations hereunder by reason of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding; (e) to the fullest extent permitted by law, any defense or benefit that may be derived from or afforded by law that limits the liability of or exonerates guarantors or sureties; (f) any election of remedies by the Agent that destroys the Borrower's subrogation rights or the Borrower's right to proceed against any other Person for reimbursement, including without limitation, the loss of rights the Borrower may suffer by reason of any rights, power or remedies of the Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the Underlying Debt; and (g) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any other Person in respect of the Underlying Debt.

          Until the indefeasible payment in full of all of the Secured Obligations and termination of each Lender's Commitment, the Borrower waives any right to enforce any remedy that the Agent now has or may hereafter have against any other Person, and waives any benefit of, or any right to participate in, any security whatsoever now or hereafter held by the Agent.

          SECTION 13 Waiver of Hearing. The Borrower expressly waives any constitutional or other right to a judicial hearing prior to the time the Agent takes possession or disposes of the Collateral as provided in Section 9 hereof.

          SECTION 14 Waiver of Jury Trial. THE BORROWER AND THE AGENT HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Borrower and the Agent each acknowledge that this waiver is a material inducement for the Borrower and the Agent to enter into a business relationship, that the Borrower and the Agent have already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings. The Borrower and the Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 15 Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations and termination of each Lender's Commitment, (b) be binding upon the Borrower, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and its successors, transferees and assigns. Upon the indefeasible payment in full of the Secured Obligations and termination of each Lender's Commitment, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower. Upon any such termination, the Agent will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination and shall terminate its financing statements with regard to the Collateral wherever filed.

          SECTION 16 Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 17 Notices, Etc. All notices and other communications provided for under this Agreement shall be in writing (including telegraphic, telex or facsimile communication) and mailed or telecommunicated or delivered at the address of such party set forth in the Credit Agreement; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 17. All such notices and communications shall, when mailed or telecommunicated, be effective upon actual receipt, or one (1) Business Day after transmitted by telex and the appropriate answerback received, transmitted by facsimile or delivered to the telegraph company, respectively, addressed as aforesaid.

          SECTION 18 Consent to Jurisdiction and Service of Process. Each of the Borrower and the Agent hereby submits to the nonexclusive jurisdiction of the state courts of the State of Illinois and the federal courts located in the Northern District of Illinois for all matters arising under this Agreement and related documents. Service of process sufficient for personal jurisdiction in any action against the Borrower in Illinois may be made by registered or certified mail, return receipt requested, to the address specified pursuant to
Section 17.

          SECTION 19 GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Code as in effect in the State of Illinois are used herein as therein defined.

          SECTION 20 Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

          SECTION 21 Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation and in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 22 No Other Writing. This writing is intended by the Borrower and the Agent as the final expression of this Agreement and is also intended, together with the Credit Agreement (and the other Exhibits thereto, including the Revolving Note) as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify and terms of this Agreement.
There are no conditions to the full effectiveness of this Agreement.

          SECTION 23 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the Borrower and the Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                 EINSTEIN BROS. BAGELS, INC.
                                 a Delaware corporation


                                 By:________________________________
                                    Title:


                                 BANK OF AMERICA ILLINOIS, as Agent


                                 By:________________________________
                                    Title:

                                  SCHEDULE I
                             TO SECURITY AGREEMENT



Description of Loan Documents:

                                                                       EXHIBIT K
                                                                       ---------

                            SUBORDINATION AGREEMENT


          WHEREAS, Einstein Bros. Bagels, Inc. (hereinafter, together with its successors and assigns, called "Borrower"), may from time to time hereafter become indebted to the undersigned and Borrower has requested, and may from time to time hereafter request, the banks party to that certain Secured Credit Agreement dated as of May ___, 1996 (as amended, modified, restated, refinanced or otherwise replaced from time to time, the "Credit Agreement") among the Borrower, the lenders from time to time party thereto (the "Lenders") and Bank of America Illinois, as agent for such Lenders (in such capacity, the "Agent") to make or agree to make loans, advances or other financial accommodations to Borrower.

          NOW, THEREFORE, to induce the Lenders, from time to time, to make or agree to make loans, advances or other financial accommodations (including, without limitation, renewals or extensions of any loans or advances heretofore or hereafter made) to Borrower, and for other valuable consideration, receipt whereof is hereby acknowledged, the undersigned agrees as follows:

          1. All obligations of Borrower, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due, are hereinafter called "Liabilities." All Liabilities arising under the Credit Agreement are hereinafter called "Senior Liabilities"; and all Liabilities to the undersigned with respect to indebtedness or liabilities for borrowed money are hereinafter called "Junior Liabilities"; it being expressly understood and agreed that the term "Senior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 5 hereof, notwithstanding any provision or rule of law which might restrict the rights of the Lenders, as against Borrower or anyone else, to collect such interest. The terms "Default" and "Event of Default" shall have the respective meanings assigned thereto in the Credit Agreement.

          2. The undersigned will, from time to time, (a) promptly notify the Agent of the creation of any Junior Liabilities and of the issuance of any promissory note or other instrument to evidence any Junior Liabilities, (b) upon request by the Agent, cause any Junior Liabilities which are not evidenced by a promissory note or other instrument of Borrower to be so evidenced, and (c) type, write or otherwise conspicuously imprint on each promissory note or other instrument evidencing the junior liabilities the following legend: "RIGHTS OF THE

HOLDER TO RECEIVE PAYMENT HEREUNDER ARE SUBJECT TO A SUBORDINATION AGREEMENT DATED MAY __, 1996 EXECUTED BY BOSTON CHICKEN, INC. IN FAVOR OF BANK OF AMERICA ILLINOIS, AS AGENT FOR CERTAIN LENDERS DESCRIBED THEREIN."

          3. The payment of all Junior Liabilities (other than with respect the Secured Demand Note in the principal amount of $25,000,000, dated January 30, 1996, made by the Borrower and payable to Boston Chicken, Inc., a Delaware corporation, as amended to increase the principal amount to $40,000,000 pursuant to an amendment dated as of March 7, 1996) shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of Borrower be applied to the purchase or other acquisition or retirement of any Junior Liabilities. Notwithstanding the foregoing, unless prohibited by Section 4 below, the Borrower may (i) make scheduled interest payments with respect to the Junior Liabilities, and (ii) make prepayments expressly permitted by Section 6.14(ii) of the Credit Agreement.

          4. (a) Upon the happening and continuing of any Default in respect of the payment of the Senior Liabilities (a "Payment Default"), no direct or indirect payment or distribution shall be made by the Borrower on account of the principal of or interest on or other amounts constituting Junior Liabilities, unless and until (i) such Payment Default shall have been cured or waived by the Required Lenders (as such term is defined in the Credit Agreement) or shall have ceased to exist or (ii) the Required Lenders shall have waived in writing the application of this paragraph 4(a).

               (b) Without limiting the effect of paragraph 4(a), upon the happening and continuing of any Event of Default (other than a Payment Default) with respect to the Senior Liabilities (a "Non-Payment Default"), then upon written notice thereof given to the Borrower by the Required Lenders ("Payment Blockage Notice"), no direct or indirect payment or distribution shall be made by the Borrower on account of the principal of or interest on or other amounts consisting Junior Liabilities unless and until (i) such Non-Payment Default shall have been cured or waived by the Required Lenders or shall have ceased to exist or (ii) the Required Lenders shall have waived in writing the application of this paragraph 4(b) to such Non-Payment Default; provided, however, that (A) this paragraph 4(b) shall not prevent the making of any payment for more than 179 days after a Payment Blockage Notice shall have been given or deemed to have been given ("Payment Blockage Period") unless the Senior Liabilities in respect of which such Default or Event of Default exists has been declared due and payable in their entirety, in which case no payment or distribution may be made until such acceleration has been rescinded or annulled and (B) not more than one effective

Payment Blockage Notice shall be given within a period of 360 consecutive days; provided, that if a Payment Blockage Period is terminated pursuant to subsection
(i) above, then one additional Payment Blockage Notice may be given within such 360-day period; provided, further, that in the event such additional Payment Blockage Notice is given, the Payment Blockage Period with respect thereto shall not be longer than a period equal to 179 days minus the number of days elapsed during which the original Payment Blockage Period (which was terminated pursuant to subsection (i) above) was in effect, so that there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect.

               (c) Notwithstanding the foregoing, the undersigned agrees that any waiver of any Default or Event of Default by the Lenders under the Credit Agreement shall also be deemed a waiver by the undersigned with respect to any such similar default in connection with the Junior Liabilities.

          5. In the event of any dissolution winding up, liquidation, readjustment, reorganization or other similar proceedings relating to Borrower or to its creditors, as such, or to its property (whether voluntary or involuntary partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of Borrower, or any sale of all or substantially all of the assets of Borrower, or otherwise), the Senior Liabilities shall first be paid in full before the undersigned shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the undersigned would be entitled if the Junior Liabilities were not subordinated, or subordinated and pledged or assigned, pursuant to this Agreement shall be made directly to the Agent for the benefit of the Lenders, and (b) the undersigned shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Junior Liabilities and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Agent for the benefit of the Lenders.

          6. In the event that the undersigned receives any payment or other distribution of any kind or character from Borrower or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Lenders and promptly turned over by the undersigned to the Agent for the benefit of the Lenders. The undersigned will mark its books and records, and cause Borrower to mark its books and records, so as to clearly indicate that the

Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The undersigned will execute such further documents or instruments and take such further action as the Agent may reasonably from time to time request to carry out the intent of this Agreement.

          7. The undersigned hereby waives (a) notice of acceptance by the Agent and the Lenders of this Agreement; (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities; and (c) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor.

          8. The undersigned will not without the prior written consent of the Agent (a) cancel, waive, forgive, transfer or assign, or subordinate to any Liabilities other than the Senior Liabilities, any Junior Liabilities or any rights in respect thereof; (b) take any collateral security for any Junior Liabilities; or (c) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to Borrower. Notwithstanding the foregoing, the undersigned may exercise conversion rights with respect to the Liabilities.

          9. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the undersigned or that at any time or from time to time all Senior Liabilities may have been paid in full), subject to discontinuance only upon receipt by the Agent of written notice from the undersigned, or any person duly authorized and acting on behalf of the undersigned, of the discontinuance hereof provided, however, that no such notice of discontinuance shall affect or impair any of the agreements and obligations of the undersigned hereunder with respect to any and all Senior Liabilities existing prior to the time of receipt of such notice by the Agent, any and all Senior Liabilities created or acquired thereafter pursuant to any previous commitments made by the Lenders, any and all extensions or renewals of any of the foregoing, any and all interest accruing on any of the foregoing and any and all expenses paid or incurred by the Agent or any Lender in endeavoring to collect or realize upon any of the foregoing or any security thereof, and all of the agreements and obligations of the undersigned under this Agreement shall, notwithstanding any such notice of discontinuance, remain fully in effect until all such Senior Liabilities (including any extensions or renewals of any thereof and all such interest and expenses) shall have been paid in full.

          10. The Agent and the Lenders may, from time to time, subject to the terms of the Credit Agreement, whether before or after any discontinuance of this Agreement, without notice to the undersigned, assign or transfer any or all of the Senior Liabilities or any interest thereon, and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Agent or a Lender.

          11. The Agent and the Lenders shall not be prejudiced in their rights under this Agreement by any act or failure to act of Borrower or the undersigned, or any noncompliance of Borrower or the undersigned with any agreement or obligation, regardless of any knowledge thereof which the Agent or a Lender may have or with which the Agent or a Lender may be charged, and no action of the Agent or a Lender permitted hereunder shall in any way affect or impair the rights of the Agent and the Lenders and the obligations of the undersigned under this Agreement.

          12. No delay on the part of the Agent or the Lenders in the exercise of any right or remedy shall operate as a waiver thereof and no single or partial exercise by the Agent or the Lenders of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Agent or the Lenders except as expressly set forth in a writing duly signed and delivered on behalf of the Agent and the Lenders.

          13. This Agreement shall be binding upon the undersigned and upon the successors and assigns of the undersigned. If more than one party shall execute this Agreement, the term "undersigned" as used herein shall mean all parties executing this Agreement and each of them, and all such parties shall be jointly and severally obligated hereunder.

          14. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          IN WITNESS WHEREOF, this Agreement has been made and delivered at Chicago, Illinois this ___ day of May, 1996.

                                 BOSTON CHICKEN, INC.



                                 By:___________________________
                                 Title:________________________

          The undersigned Borrower hereby acknowledges receipt of a copy of the foregoing Subordination Agreement, waives notice of acceptance thereof by the Agent and the Lenders, and agrees to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions.

Dated: May __, 1996              EINSTEIN BROS. BAGELS, INC.



                                 By:___________________________
                                 Title:________________________